UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07607

Morgan Stanley Universal Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	December 31, 2012

Date of reporting period:	December 31, 2012

Item 1 - Report to Shareholders

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Core Plus Fixed Income Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Director and Officer Information	27

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$1,040.30	$1,021.62	$3.59	$3.56	0.70%
Core Plus Fixed Income Portfolio Class II	1,000.00	1,038.80	1,020.36	4.87	4.82	0.95

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Core Plus Fixed Income Portfolio (the "Portfolio") seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate, municipal, mortgage and asset-back securities.

Performance

For the fiscal year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 9.44%, net of fees, for Class I shares and 9.19%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed against its benchmark, the Barclays Capital U.S. Aggregate Index (the "Index"), which returned 4.21%.

Factors Affecting Performance

•  Aggressive central bank policy actions to support economic growth and provide stability led to a huge rally in risky assets in 2012. The riskier segments of the market performed the best. The European Central Bank's (ECB) longer-term refinancing operation announced at the end of 2011 was successful and helped improve investor sentiment significantly. As problems in Spain and Italy came to the forefront again in 2012, the ECB committed to providing unlimited support to the countries' bond markets by launching the Outright Monetary Transactions program. This program is subject to conditionality and would be triggered only if countries request for help.

•  Given the weaker-than-expected economic conditions in the U.S., the Federal Reserve Bank also enacted various easing policies during the course of the period. This included extending the timeline to keep the target federal funds rate on hold, buying longer-maturity U.S. Treasuries and selling short-term U.S. Treasuries to put downward pressure on longer-term interest rates, and another round of quantitative easing, until the unemployment rate falls to an acceptable level. In addition, at its last meeting of the year, the Federal Reserve announced that they expect to keep interest rates low until the unemployment rate reaches 6.5% so long as their forward inflation measures do not exceed 2.5%.

•  The labor market in the U.S. showed improvement but unemployment remained high. The unemployment rate fell to 7.8% from 8.3% at the beginning of the year. However, a large part of that decline was due to a drop in the labor participation rate. Economic growth in the U.S.

remained sluggish as gross domestic product (GDP) growth in the first three quarters of the year was about 2%.

•  The investment-grade corporate debt sector performed very well, led by the financials sector. Investment-grade corporate spreads ended the year almost 100 basis points tighter, while financials spreads were 185 basis points tighter. High-yield corporate spreads narrowed by 180 basis points. While the strong market rally has reduced the risk premium in the corporate credit market, we continue to believe that conditions could continue to favor the asset class.

•  Mortgage-backed securities also performed well during the year. The Fed's quantitative easing announcement in September, focused on mortgages, led to a substantial tightening in lower coupon fixed rate mortgage spreads. Despite historically low mortgage rates, refinancing activity had been slower than it has been in the past under similar rate incentives, as many borrowers were unable to refinance due to tighter underwriting standards. However, with further quantitative easing, there has been an increase in mortgage refinancing. The U.S. housing market has started showing signs of stabilization. After many months of continuous declines, the headline home price index turned positive on a year-over-year basis in June.

•  The intermediate part of the U.S. Treasury yield curve performed the best as 10-year yields declined by 14 basis points. Two-year yields were unchanged, whereas 30-year yields rose by 11 basis points.

•  The Portfolio's mortgage strategy was one of the main drivers of performance due to an allocation to non-agency mortgages and to agency mortgage derivatives (interest only securities, or IOs, and inverse interest only securities, or IIOs). Both of these allocations boosted relative returns.

•  The Portfolio's overweight position in the investment-grade credit sector was the other major contributor to performance. In particular, an overweight to banking and BBB-rated corporates helped. An allocation to high-yield securities also added to performance.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit as corporate bond valuations relative to fundamentals have been attractive in our view. We took advantage of the strong rally in financials this year to trim some of the overweight in the sector.

•  In terms of mortgage strategy, the Portfolio has had a position in IOs and IIOs. Prepayment speeds have been

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

slow, which has been beneficial for this position. A number of factors, such as increased credit requirements and fees, have mitigated prepayments and presented hurdles for borrowers looking to refinance.

•  The Portfolio also had allocations to riskier segments of the market such as high-yield corporates, non-agency mortgages and convertible bonds.

•  Given the current low yielding environment, being overweight spread product seems attractive as we believe income could provide a large part of returns over the medium term.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1)

	Period Ended December 31, 2012
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	9.44%	4.05%	4.27%	5.37%
Barclays Capital U.S. Aggregate Index	4.21	5.95	5.18	6.22
Portfolio – Class II(4)	9.19	3.79	—	3.92
Barclays Capital U.S. Aggregate Index	4.21	5.95	—	5.12

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Barclays Capital U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 1, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	25.0%
Industrials	18.1
Other**	17.3
U.S. Treasury Securities	15.3
Finance	13.3
Mortgages – Other	6.8
Short-Term Investments	4.2
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2012.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency exchange contracts with net unrealized depreciation of approximately $45,000. Does not include open long/short futures contracts with an underlying face amount of approximately $89,031,000 and net unrealized appreciation of approximately $39,000. Does not include open swap agreements with net unrealized depreciation of approximately $70,000.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.5%)
Agency Adjustable Rate Mortgage (0.4%)
Federal National Mortgage Association, Conventional Pool 2.33%, 5/1/35	$666	$709
Agency Fixed Rate Mortgages (25.7%)
Federal Home Loan Mortgage Corporation, Gold Pools: 3.50%, 8/1/42	656	700
4.00%, 12/1/41 - 11/1/42	3,086	3,397
6.00%, 8/1/37 - 5/1/38	531	579
6.50%, 9/1/32 - 9/1/36	912	1,025
7.50%, 5/1/35	128	156
8.00%, 8/1/32	73	91
8.50%, 8/1/31	92	115
January TBA: 3.50%, 1/25/43 (a)	610	649
Federal National Mortgage Association, Conventional Pools: 3.50%, 11/1/42 - 1/1/43	5,459	5,907
4.00%, 11/1/41 - 12/1/41	4,416	4,742
4.50%, 8/1/40 - 10/1/41	6,969	7,631
5.00%, 3/1/37 - 5/1/41	3,889	4,244
5.50%, 5/1/37 - 6/1/37	2,643	2,924
6.00%, 12/1/38	1,051	1,149
6.50%, 11/1/27 - 10/1/38	94	110
7.00%, 6/1/29 - 11/1/32	77	91
7.50%, 8/1/37	217	266
8.00%, 4/1/33	169	209
8.50%, 10/1/32	152	190
9.50%, 4/1/30	43	52
January TBA: 2.50%, 1/25/28 (a)	1,225	1,281
3.50%, 1/25/43 (a)	1,975	2,106
Government National Mortgage Association, January TBA: 4.00%, 1/25/43 (a)	1,775	1,947
Various Pools: 4.00%, 10/20/41 - 4/20/42	3,386	3,688
4.50%, 4/15/39 - 8/15/39	1,119	1,231
9.00%, 1/15/25	2	2
		44,482
Asset-Backed Securities (1.6%)
Ally Master Owner Trust 2.88%, 4/15/15 (b)	600	604
CVS Pass-Through Trust, 6.04%, 12/10/28	231	271
8.35%, 7/10/31 (b)	187	259
Santander Drive Auto Receivables Trust, Series 2010-3 3.06%, 11/15/17	525	543
Textainer Marine Containers Ltd. 4.70%, 6/15/26 (b)	425	433
U-Haul S Fleet LLC 4.90%, 10/25/23 (b)	648	704
		2,814
	Face Amount (000)	Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (4.2%)
Federal Home Loan Mortgage Corporation, IO 0.68%, 1/25/21 (c)	$6,403	$254
IO PAC REMIC 6.26%, 6/15/40 (c)	4,373	765
IO REMIC 5.84%, 4/15/39 (c)	2,307	500
IO STRIPS 7.50%, 12/1/29	11	2
8.00%, 1/1/28	9	2
REMIC 3.50%, 12/15/42	1,360	1,364
Federal National Mortgage Association, IO 6.18%, 9/25/20 (c)	4,975	1,414
IO REMIC 5.00%, 8/25/37	435	14
6.00%, 5/25/33 - 7/25/33	813	119
6.39%, 9/25/38 (c)	1,754	336
IO STRIPS 8.00%, 4/1/24	9	2
9.00%, 11/1/26	4	1
REMIC 7.00%, 9/25/32	119	140
9.17%, 10/25/41 (c)(d)	387	403
Government National Mortgage Association, IO 0.84%, 8/20/58 (c)	7,811	267
5.00%, 2/16/41	392	78
5.84%, 11/16/40 (c)	3,031	600
6.37%, 6/20/40 (c)	2,260	376
6.39%, 4/16/41 (c)	3,014	682
		7,319
Commercial Mortgage-Backed Securities (0.6%)
DBUBS Mortgage Trust 5.44%, 7/10/44 (b)(c)	200	227
WF-RBS Commercial Mortgage Trust, Series 2012-C7 3.43%, 6/15/45	677	737
		964
Corporate Bonds (33.9%)
Finance (13.7%)
ABB Treasury Center USA, Inc. 2.50%, 6/15/16 (b)(e)	515	536
Abbey National Treasury Services PLC, MTN 3.88%, 11/10/14 (b)	330	343
Aegon N.V. 4.63%, 12/1/15 (e)	425	464
Aetna, Inc. 2.75%, 11/15/22	350	348
Affiliated Managers Group, Inc. 3.95%, 8/15/38	241	268
Alexandria Real Estate Equities, Inc. 4.60%, 4/1/22	250	269

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Corporate Bonds (cont'd)
Finance (cont'd)
American International Group, Inc. 6.40%, 12/15/20	$250	$311
AvalonBay Communities, Inc. 2.95%, 9/15/22	200	200
Banco Santander Brasil SA, 4.25%, 1/14/16 (b)	185	193
4.63%, 2/13/17 (b)(e)	300	319
Barclays Bank PLC 6.05%, 12/4/17 (b)	615	683
BNP Paribas SA 2.38%, 9/14/17	355	360
Boston Properties LP 3.85%, 2/1/23	300	316
Brookfield Asset Management, Inc. 5.80%, 4/25/17	175	198
Caixa Economica Federal 3.50%, 11/7/22 (b)(e)	310	315
Capital One Bank, USA NA 8.80%, 7/15/19	425	576
Cigna Corp., 2.75%, 11/15/16	205	216
5.38%, 2/15/42	40	47
Citigroup, Inc. (See Note H) 8.50%, 5/22/19	823	1,108
CNA Financial Corp. 5.75%, 8/15/21 (e)	495	582
Commonwealth Bank of Australia 1.90%, 9/18/17	345	353
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 3.95%, 11/9/22 (e)	365	375
Coventry Health Care, Inc. 5.45%, 6/15/21 (e)	345	411
Credit Agricole SA 3.00%, 10/1/17 (b)(e)	450	461
Credit Suisse, 5.40%, 1/14/20	375	422
6.00%, 2/15/18 (e)	145	167
Discover Bank 7.00%, 4/15/20	320	398
DNB Bank ASA 3.20%, 4/3/17 (b)	455	485
General Electric Capital Corp., 5.30%, 2/11/21	300	349
Series G 6.00%, 8/7/19	375	457
Genworth Financial, Inc. 7.20%, 2/15/21 (e)	300	324
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22 (e)	820	971
Goodman Funding Pty Ltd. 6.38%, 4/15/21 (b)	425	484
Hartford Financial Services Group, Inc. 5.50%, 3/30/20	305	355
HBOS PLC, Series G 6.75%, 5/21/18 (b)	565	611
	Face Amount (000)	Value (000)
Health Care REIT, Inc. 3.75%, 3/15/23	$275	$276
HSBC Holdings PLC 4.00%, 3/30/22 (e)	435	477
ING Bank N.V. 3.75%, 3/7/17 (b)	400	425
ING US, Inc. 5.50%, 7/15/22 (b)	300	326
JPMorgan Chase & Co. 4.50%, 1/24/22	175	198
JPMorgan Chase Bank NA 6.00%, 10/1/17	460	545
Macquarie Bank Ltd. 6.63%, 4/7/21 (b)(e)	260	288
Merrill Lynch & Co., Inc., MTN 6.88%, 4/25/18	1,085	1,309
MetLife, Inc. 7.72%, 2/15/19 (e)	180	236
National Australia Bank Ltd. 2.75%, 3/9/17	350	369
Nationwide Building Society 6.25%, 2/25/20 (b)	425	503
Nationwide Financial Services, Inc. 5.38%, 3/25/21 (b)	225	241
Nordea Bank AB 4.88%, 5/13/21 (b)	495	532
Platinum Underwriters Finance, Inc., Series B 7.50%, 6/1/17	305	342
Principal Financial Group, Inc. 1.85%, 11/15/17	450	453
Prudential Financial, Inc., 7.38%, 6/15/19	150	191
MTN 6.63%, 12/1/37	130	162
QBE Capital Funding III Ltd. 7.25%, 5/24/41 (b)(c)	325	337
Realty Income Corp. 3.25%, 10/15/22	300	294
Santander Holdings USA, Inc., 3.00%, 9/24/15	80	82
4.63%, 4/19/16	135	141
Societe Generale SA 5.20%, 4/15/21 (b)(e)	285	316
Standard Chartered Bank 6.40%, 9/26/17 (b)	305	358
Swedbank AB 2.13%, 9/29/17 (b)	365	373
UnitedHealth Group, Inc., 1.40%, 10/15/17	150	150
2.75%, 2/15/23	95	96
WellPoint, Inc. 2.75%, 10/15/42 (b)	334	361
		23,656

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Corporate Bonds (cont'd)
Industrials (18.6%)
AbbVie, Inc. 4.40%, 11/6/42 (b)	$215	$230
Albea Beauty Holdings SA 8.38%, 11/1/19 (b)	400	424
Altria Group, Inc. 2.85%, 8/9/22	340	337
America Movil SAB de CV 3.13%, 7/16/22	200	204
Amgen, Inc. 3.88%, 11/15/21 (e)	250	275
Anheuser-Busch InBev Worldwide, Inc. 4.13%, 1/15/15	30	32
Anixter, Inc. 5.63%, 5/1/19	205	217
ArcelorMittal 10.35%, 6/1/19 (e)	205	246
AT&T, Inc. 6.30%, 1/15/38	405	521
BAA Funding Ltd. 4.88%, 7/15/21 (b)(e)	335	366
Ball Corp. 5.00%, 3/15/22	245	263
BE Aerospace, Inc. 5.25%, 4/1/22	200	213
Best Buy Co., Inc. 3.75%, 3/15/16 (e)	265	249
Bombardier, Inc. 7.75%, 3/15/20 (b)	170	194
Boston Scientific Corp. 6.00%, 1/15/20	295	345
BP Capital Markets PLC 3.25%, 5/6/22	425	449
British Sky Broadcasting Group PLC 3.13%, 11/26/22 (b)	275	275
Burlington Northern Santa Fe LLC 3.05%, 3/15/22	450	465
Canadian Oil Sands Ltd. 7.75%, 5/15/19 (b)	375	479
CC Holdings GS V LLC 3.85%, 4/15/23 (b)	75	76
CenturyLink, Inc. 6.45%, 6/15/21	80	89
CF Industries, Inc. 6.88%, 5/1/18	680	832
Chrysler Group LLC/CG Co-Issuer, Inc. 8.00%, 6/15/19	400	438
Cimarex Energy Co. 5.88%, 5/1/22	225	248
Continental Resources, Inc. 7.13%, 4/1/21	230	261
CRH America, Inc. 6.00%, 9/30/16	360	405
Crown Castle International Corp. 5.25%, 1/15/23 (b)	280	301
CSC Holdings LLC 6.75%, 11/15/21 (b)	230	256
	Face Amount (000)	Value (000)
Daimler Finance North America LLC 2.25%, 7/31/19 (b)	$465	$469
Deere & Co. 3.90%, 6/9/42 (e)	165	169
Delhaize Group SA 5.70%, 10/1/40	318	299
Diageo Capital PLC 1.50%, 5/11/17	225	228
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22	150	155
DISH DBS Corp. 5.88%, 7/15/22 (b)	200	216
Dun & Bradstreet Corp. (The) 3.25%, 12/1/17	350	354
Eaton Corp. 2.75%, 11/2/22 (b)	320	320
Eldorado Gold Corp. 6.13%, 12/15/20 (b)	295	302
Exide Technologies 8.63%, 2/1/18	159	136
Experian Finance PLC 2.38%, 6/15/17 (b)	495	504
Express Scripts Holding Co., 2.65%, 2/15/17 (b)	320	333
3.90%, 2/15/22 (b)(e)	345	373
Fiserv, Inc. 3.13%, 6/15/16	230	242
FMC Technologies, Inc. 3.45%, 10/1/22	180	184
Ford Motor Credit Co., LLC, 4.21%, 4/15/16	460	491
5.00%, 5/15/18	400	442
Gap, Inc. (The) 5.95%, 4/12/21	345	395
Georgia-Pacific LLC, 7.75%, 11/15/29	95	130
8.88%, 5/15/31	130	195
Goldcorp, Inc. 2.00%, 8/1/14 (e)	238	264
Grupo Bimbo SAB de CV 4.88%, 6/30/20 (b)	300	342
Harley-Davidson Funding Corp. 6.80%, 6/15/18 (b)	255	314
HCA, Inc. 5.88%, 3/15/22	195	213
Hewlett-Packard Co. 4.65%, 12/9/21 (e)	360	362
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19 (b)(e)	180	204
Home Depot, Inc. 5.88%, 12/16/36	435	574
Intel Corp., 2.70%, 12/15/22 (e)	300	300
2.95%, 12/15/35	282	294
International Business Machines Corp. 1.88%, 5/15/19	450	457
International Game Technology 3.25%, 5/1/14	236	247

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Corporate Bonds (cont'd)
Industrials (cont'd)
Kinross Gold Corp. 5.13%, 9/1/21 (e)	$330	$339
Lam Research Corp. 1.25%, 5/15/18 (e)	312	310
MeadWestvaco Corp. 7.38%, 9/1/19 (e)	95	119
Microsoft Corp. Zero Coupon, 6/15/13 (b)(e)	256	257
Molson Coors Brewing Co. 2.50%, 7/30/13	238	242
Mondelez International, Inc. 5.38%, 2/10/20	203	245
Murphy Oil Corp. 3.70%, 12/1/22 (e)	425	424
NBC Universal Media LLC, 2.88%, 1/15/23	500	503
5.95%, 4/1/41	175	215
NetApp, Inc. 2.00%, 12/15/17	150	150
News America, Inc. 6.15%, 2/15/41 (e)	275	350
Omnicom Group, Inc. 3.63%, 5/1/22	310	324
PepsiCo, Inc. 2.75%, 3/5/22	400	412
Philip Morris International, Inc. 2.50%, 8/22/22	365	367
Phillips 66 4.30%, 4/1/22 (b)	250	280
Pioneer Natural Resources Co. 7.50%, 1/15/20 (e)	225	285
Priceline.com, Inc. 1.00%, 3/15/18 (b)(e)	249	267
Qtel International Finance Ltd. 3.25%, 2/21/23 (b)	350	351
QVC, Inc. 7.13%, 4/15/17 (b)	365	383
Qwest Corp. 6.88%, 9/15/33	495	500
SABMiller Holdings, Inc. 3.75%, 1/15/22 (b)	255	276
Schlumberger Norge AS 1.25%, 8/1/17 (b)	225	224
Schneider Electric SA 2.95%, 9/27/22 (b)	400	404
Silgan Holdings, Inc. 5.00%, 4/1/20	210	219
SK Telecom Co., Ltd. 2.13%, 5/1/18 (b)	200	202
Symantec Corp., Series B 1.00%, 6/15/13	339	366
Syngenta Finance N.V. 3.13%, 3/28/22	420	443
Telefonaktiebolaget LM Ericsson 4.13%, 5/15/22	225	234
	Face Amount (000)	Value (000)
Tesoro Corp. 5.38%, 10/1/22	$160	$171
Teva Pharmaceutical Finance IV BV 3.65%, 11/10/21	615	659
Time Warner Cable, Inc. 4.50%, 9/15/42	130	127
Tronox Finance LLC 6.38%, 8/15/20 (b)	313	317
United Technologies Corp. 4.50%, 6/1/42	100	112
Verisk Analytics, Inc. 5.80%, 5/1/21 (e)	270	303
Verizon Communications, Inc. 3.85%, 11/1/42	475	469
Volkswagen International Finance N.V. 2.38%, 3/22/17 (b)	360	371
Weatherford International Ltd. 4.50%, 4/15/22	300	319
Wesfarmers Ltd. 2.98%, 5/18/16 (b)	255	267
Westvaco Corp. 8.20%, 1/15/30 (e)	140	185
Williams Cos., Inc. (The) 3.70%, 1/15/23	100	101
WMG Acquisition Corp. 6.00%, 1/15/21 (b)	345	366
Woolworths Ltd. 4.00%, 9/22/20 (b)	335	363
WPP Finance UK 8.00%, 9/15/14	170	188
Wyndham Worldwide Corp. 4.25%, 3/1/22	445	460
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.38%, 3/15/22 (b)(e)	250	267
Xstrata Finance Canada Ltd. 4.00%, 10/25/22 (b)	200	203
		32,137
Utilities (1.6%)
Access Midstream Partners LP/ACMP Finance Corp. 4.88%, 5/15/23	145	147
Boston Gas Co. 4.49%, 2/15/42 (b)(e)	275	292
CEZ AS 4.25%, 4/3/22 (b)	210	226
CMS Energy Corp. 5.05%, 3/15/22 (e)	185	207
Enterprise Products Operating LLC, 5.25%, 1/31/20	110	131
Series N 6.50%, 1/31/19	370	464
Exelon Generation Co., LLC 6.25%, 10/1/39	375	438
Plains All American Pipeline LP/PAA Finance Corp., 6.70%, 5/15/36	185	237
8.75%, 5/1/19	185	252

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Corporate Bonds (cont'd)
Utilities (cont'd)
PPL WEM Holdings PLC 3.90%, 5/1/16 (b)	$400	$422
		2,816
		58,609
Mortgages — Other (7.0%)
Banc of America Alternative Loan Trust, 5.86%, 10/25/36	695	527
5.91%, 10/25/36 (c)	1,240	939
6.00%, 4/25/36	666	684
Banc of America Funding Corp., 0.50%, 7/20/36 (c)	530	443
0.58%, 8/25/36 (c)	198	188
Chaseflex Trust 6.00%, 2/25/37	899	697
Countrywide Alternative Loan Trust 6.00%, 6/25/36	673	544
Countrywide Home Loan Mortgage Pass-Through Trust 0.51%, 4/25/46 (c)	972	225
First Horizon Alternative Mortgage Securities 6.25%, 8/25/36	438	377
GS Mortgage Securities Corp. 7.50%, 9/25/36 (b)(c)	513	416
GSR Mortgage Loan Trust 5.75%, 1/25/37	738	737
Indymac Index Mortgage Loan Trust 2.65%, 11/25/35 (c)	761	563
JP Morgan Mortgage Trust, 5.55%, 6/25/37 (c)	217	188
6.00%, 6/25/37	333	324
Lehman Mortgage Trust, Series 2005-1 5.50%, 11/25/35	316	318
Series 2006-1 5.50%, 2/25/36	732	726
Series 2007-8 6.50%, 9/25/37	2,017	1,691
RALI Trust, 0.71%, 3/25/35 (c)	546	357
6.00%, 8/25/36	337	267
Springleaf Mortgage Loan Trust 3.56%, 12/25/59 (b)(c)	650	653
Structured Asset Mortgage Investments, Inc. 0.44%, 8/25/36 (c)	938	155
WaMu Mortgage Pass-Through Certificates 1.15%, 7/25/46 (c)	890	671
Washington Mutual Alternative Mortgage Pass-Through Certificates 0.93%, 4/25/47 (c)	624	449
		12,139
Municipal Bonds (1.3%)
City of Chicago, IL, O'Hare International Airport Revenue 6.40%, 1/1/40	100	130
	Face Amount (000)	Value (000)
City of New York, NY, Series G-1 5.97%, 3/1/36	$215	$274
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds 6.18%, 1/1/34	630	784
Municipal Electric Authority of Georgia 6.66%, 4/1/57	415	492
State of California, General Obligation Bonds 5.95%, 4/1/16	485	550
		2,230
Sovereign Bonds (5.5%)
Banco Nacional de Desenvolvimento, Economico e Social 5.50%, 7/12/20 (b)	400	473
Brazilian Government International Bond 8.50%, 1/5/24	1,500	896
Colombia Government International Bond 7.75%, 4/14/21	1,800,000	1,282
Eskom Holdings SOC Ltd. 5.75%, 1/26/21 (b)	800	911
KazMunayGas National Co. 6.38%, 4/9/21 (b)(e)	600	737
Mexican Bonos 6.50%, 6/9/22	10,000	841
Peruvian Government International Bond, (Units) 8.20%, 8/12/26 (b)(f)	1,700	936
Petroleos Mexicanos 4.88%, 1/24/22	730	826
Poland Government International Bond 5.00%, 3/23/22	900	1,065
Russian Foreign Bond — Eurobond 4.50%, 4/4/22 (b)	800	918
South Africa Government Bond 7.25%, 1/15/20	4,200	523
		9,408
U.S. Agency Securities (2.6%)
Federal National Mortgage Association, 0.88%, 10/26/17	2,500	2,513
5.38%, 6/12/17	1,580	1,902
		4,415
U.S. Treasury Securities (15.7%)
U.S. Treasury Bonds, 3.00%, 5/15/42	350	357
3.50%, 2/15/39 (e)	7,390	8,355
U.S. Treasury Inflation Indexed Bond 0.13%, 7/15/22	2,213	2,403
U.S. Treasury Notes, 0.38%, 11/15/15 (e)	7,192	7,200
1.75%, 7/31/15	7,000	7,257
2.25%, 1/31/15	1,520	1,583
		27,155
Total Fixed Income Securities (Cost $161,458)		170,244

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Shares	Value (000)
Short-Term Investments (12.9%)
Securities held as Collateral on Loaned Securities (8.6%)
Investment Company (7.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	13,512,251	$13,512
	Face Amount (000)
Repurchase Agreements (0.8%)
Barclays Capital, Inc., (0.20%, dated 12/31/12, due 1/2/13; proceeds $765; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 2.00% due 1/31/16; valued at $781)	$765	765
Merrill Lynch & Co., Inc., (0.20%, dated 12/31/12, due 1/2/13; proceeds $536; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 2.50% due 8/1/27; valued at $547)	536	536
		1,301
Total Securities held as Collateral on Loaned Securities (Cost $14,813)		14,813
	Shares
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $3,990)	3,990,228	3,990
	Face Amount (000)
U.S. Treasury Security (2.0%)
U.S. Treasury Bill 0.12%, 2/14/13 (e)(g)	$3,500	3,499
Total Short-Term Investments (Cost $22,302)		22,302
Total Investments (111.4%) (Cost $183,760) Including $25,992 of Securities Loaned (h)		192,546
Liabilities in Excess of Other Assets (-11.4%)		(19,655)
Net Assets (100.0%)		$172,891

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2012.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at December 31, 2012.

(e)  All or a portion of this security was on loan at December 31, 2012.

(f)  Consists of one or more classes of securities traded together as a unit.

(g)  Rate shown is the yield to maturity at December 31, 2012.

(h)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency exchange contracts, futures contracts and swap agreements.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at December 31, 2012:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
UBS AG	AUD	1,710	$1,775	1/10/13	USD	1,778	$1,778	$3
UBS AG	COP	2,500,000	1,414	1/10/13	USD	1,392	1,392	(22)
Wells Fargo Bank	ZAR	4,627	545	1/10/13	USD	519	519	(26)
			$3,734				$3,689	$(45)

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2012:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	199	$43,873	Mar-13	$10
U.S. Treasury 5 yr. Note	226	28,118	Mar-13	(31)
Short:
U.S. Treasury 10 yr. Note	115	(15,270)	Mar-13	56
U.S. Treasury 30 yr. Bond	12	(1,770)	Mar-13	4
				$39

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Credit Default Swap Agreements

The Portfolio had the following credit default swap agreements open at December 31, 2012:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed	Termination Date	Upfront Payment Paid (000)	Unrealized Appreciation (000)	Value	Credit Rating of Reference Obligation† (unaudited)
JPMorgan Chase Bank CDX.NA. IG. 19	Buy	$1,075	1.00%	12/20/17	$1	$2	$3	NR
JPMorgan Chase Bank Kohl's Corporate	Sell	1,075	1.00	12/20/17	37	34	71	BBB+
		$2,150			$38	$36	$74

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at December 31, 2012:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Barclays Capital	3 Month LIBOR	Receive	0.37%	10/5/14		$13,190	$(3)
Barclays Capital	3 Month LIBOR	Receive	0.81	9/24/17		3,590	(9)
Credit Suisse	3 Month LIBOR	Receive	0.39	9/25/14		11,260	(18)
Credit Suisse	3 Month LIBOR	Receive	0.82	9/13/17		5,400	(23)
Deutsche Bank	3 Month LIBOR	Receive	0.43	12/11/15		7,950	10
Deutsche Bank	3 Month LIBOR	Receive	0.82	7/24/17		9,132	(58)
Goldman Sachs	3 Month CDOR	Pay	1.75	8/1/16	CAD	18,440	26
Goldman Sachs	3 Month LIBOR	Receive	0.83	8/3/16		$18,070	(31)
							$(106)

†    Credit rating as issued by Standard & Poor's

AUD  — Australian Dollar

CAD  — Canadian Dollar

CDOR  — Canadian Dealer Offered Rate.

COP  — Colombian Peso

LIBOR  — London Interbank Offered Rate.

USD  — United States Dollar

ZAR  — South African Rand

NR    Not Rated

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $165,393)	$173,936
Investment in Securities of Affiliated Issuers, at Value (Cost $18,367)	18,610
Total Investments in Securities, at Value (Cost $183,760)	192,546
Foreign Currency, at Value (Cost $26)	26
Cash	540
Receivable for Investments Sold	2,157
Interest and Paydown Receivable	1,262
Variation Margin	159
Receivable for Portfolio Shares Sold	98
Unrealized Appreciation on Swap Agreements	72
Premium Paid on Open Swap Agreements	38
Receivable from Affiliate	8
Unrealized Appreciation on Foreign Currency Exchange Contracts	3
Tax Reclaim Receivable	1
Other Assets	4
Total Assets	196,914
Liabilities:
Collateral on Securities Loaned, at Value	15,341
Payable for Investments Purchased	8,114
Unrealized Depreciation on Swap Agreements	142
Payable for Portfolio Shares Redeemed	137
Payable for Advisory Fees	132
Unrealized Depreciation on Foreign Currency Exchange Contracts	48
Payable for Administration Fees	37
Payable for Custodian Fees	11
Payable for Professional Fees	21
Distribution Fees — Class II Shares	10
Payable for Directors' Fees and Expenses	2
Other Liabilities	28
Total Liabilities	24,023
NET ASSETS	$172,891
Net Assets Consist of:
Paid-in-Capital	$231,004
Accumulated Undistributed Net Investment Income	5,884
Accumulated Net Realized Loss	(72,708)
Unrealized Appreciation (Depreciation) on:
Investments	8,543
Investments in Affiliates	243
Futures Contracts	39
Swap Agreements	(70)
Foreign Currency Exchange Contracts	(45)
Foreign Currency Translations	1
Net Assets	$172,891
CLASS I:
Net Assets	$120,903
Net Asset Value, Offering and Redemption Price Per Share Applicable to 11,362,463 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.64
CLASS II:
Net Assets	$51,988
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,896,245 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.62
(1) Including:
Securities on Loan, at Value:	$25,992

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$6,764
Interest from Securities of Affiliated Issuer	80
Income from Securities Loaned — Net	46
Dividends from Security of Affiliated Issuer	13
Total Investment Income	6,903
Expenses:
Advisory Fees (Note B)	669
Administration Fees (Note C)	446
Distribution Fees — Class II Shares (Note D)	179
Professional Fees	67
Custodian Fees (Note F)	50
Shareholder Reporting Fees	40
Pricing Fees	37
Directors' Fees and Expenses	6
Other Expenses	20
Total Expenses	1,514
Distribution Fees — Class II Shares Waived (Note D)	(51)
Waiver of Advisory Fees (Note B)	(86)
Rebate from Morgan Stanley Affiliate (Note H)	(10)
Expense Offset (Note F)	(— @)
Net Expenses	1,367
Net Investment Income	5,536
Realized Gain (Loss):
Investments Sold	5,691
Investments in Affiliates	68
Foreign Currency Exchange Contracts	(45)
Foreign Currency Transactions	(2)
Futures Contracts	(267)
Swap Agreements	20
Net Realized Gain	5,465
Change in Unrealized Appreciation (Depreciation):
Investments	4,930
Investments in Affiliates	147
Foreign Currency Exchange Contracts	(24)
Foreign Currency Translations	18
Futures Contracts	115
Swap Agreements	(209)
Net Change in Unrealized Appreciation (Depreciation)	4,977
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	10,442
Net Increase in Net Assets Resulting from Operations	$15,978

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,536	$7,304
Net Realized Gain	5,465	5,037
Net Change in Unrealized Appreciation (Depreciation)	4,977	(1,880)
Net Increase in Net Assets Resulting from Operations	15,978	10,461
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(5,856)	(5,145)
Class II:
Net Investment Income	(2,224)	(1,691)
Total Distributions	(8,080)	(6,836)
Capital Share Transactions:(1)
Class I:
Subscribed	11,043	82,462
Distributions Reinvested	5,856	5,145
Redeemed	(33,039)	(112,994)
Class II:
Subscribed	10,506	13,459
Distributions Reinvested	2,224	1,691
Redeemed	(11,813)	(15,435)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(15,223)	(25,672)
Total Decrease in Net Assets	(7,325)	(22,047)
Net Assets:
Beginning of Period	180,216	202,263
End of Period (Including Accumulated Undistributed Net Investment Income of $5,884 and $8,098)	$172,891	$180,216
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,048	8,104
Shares Issued on Distributions Reinvested	571	514
Shares Redeemed	(3,143)	(11,125)
Net Decrease in Class I Shares Outstanding	(1,524)	(2,507)
Class II:
Shares Subscribed	1,002	1,330
Shares Issued on Distributions Reinvested	217	169
Shares Redeemed	(1,125)	(1,526)
Net Increase (Decrease) in Class II Shares Outstanding	94	(27)

The accompanying notes are an integral part of the financial statements.
14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$10.19		$10.01		$9.92		$9.90		$11.59
Income (Loss) from Investment Operations:
Net Investment Income†	0.33		0.39		0.34		0.33		0.49
Net Realized and Unrealized Gain (Loss)	0.61		0.17		0.36		0.58		(1.67)
Total from Investment Operations	0.94		0.56		0.70		0.91		(1.18)
Distributions from and/or in Excess of:
Net Investment Income	(0.49)		(0.38)		(0.61)		(0.89)		(0.51)
Net Asset Value, End of Period	$10.64		$10.19		$10.01		$9.92		$9.90
Total Return ++	9.44%		5.65%		7.14%		9.64%		(10.20)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$120,903		$131,361		$154,029		$171,120		$193,344
Ratio of Expenses to Average Net Assets(1)	0.69	%+††	0.67	%+††	0.69	%+††	0.69	%+	0.66%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		0.69	%+††	N/A		N/A
Ratio of Net Investment Income to Average Net Assets(1)	3.18	%+††	3.89	%+††	3.44	%+††	3.34	%+	4.65%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01	%††	0.01%		0.01%
Portfolio Turnover Rate	245%		240%		294%		433%		447%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.75	%††	N/A		0.76	%+††	0.72	%+	N/A
Net Investment Income to Average Net Assets	3.12	%††	N/A		3.38	%+††	3.31	%+	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.
15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Financial Highlights

Core Plus Fixed Income Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$10.17		$9.99		$9.84		$9.81		$11.48
Income (Loss) from Investment Operations:
Net Investment Income†	0.31		0.37		0.32		0.28		0.46
Net Realized and Unrealized Gain (Loss)	0.61		0.16		0.35		0.59		(1.64)
Total from Investment Operations	0.92		0.53		0.67		0.87		(1.18)
Distributions from and/or in Excess of:
Net Investment Income	(0.47)		(0.35)		(0.52)		(0.84)		(0.49)
Net Asset Value, End of Period	$10.62		$10.17		$9.99		$9.84		$9.81
Total Return ++	9.19%		5.40%		6.86%		9.38%		(10.46)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$51,988		$48,855		$48,234		$44,105		$327,352
Ratio of Expenses to Average Net Assets(1)	0.94	%+††	0.92	%+††	0.94	%+††	0.94	%+	0.91%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		0.94	%+††	N/A		N/A
Ratio of Net Investment Income to Average Net Assets(1)	2.93	%+††	3.64	%+††	3.19	%+††	2.87	%+	4.38%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01	%††	0.01%		0.01%
Portfolio Turnover Rate	245%		240%		294%		433%		447%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.10	%††	1.03	%††	1.11	%+††	1.07	%+	1.01%+
Net Investment Income to Average Net Assets	2.77	%††	3.53	%††	3.03	%+††	2.74	%+	4.28%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.
16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate, mortgage and asset-backed securities. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the

NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$709	$—	$709
Agency Fixed Rate Mortgages	—	44,482	—	44,482
Asset-Backed Securities	—	2,814	—	2,814
Collateralized Mortgage Obligations - Agency Collateral Series	—	7,319	—	7,319
Commercial Mortgage - Backed Securities	—	964	—	964
Corporate Bonds	—	58,609	—	58,609
Mortgages - Other	—	12,139	—	12,139
Municipal Bonds	—	2,230	—	2,230
Sovereign Bonds	—	9,408	—	9,408
U.S. Agency Securities	—	4,415	—	4,415
U.S. Treasury Securities	—	27,155	—	27,155
Total Fixed Income Securities	—	170,244	—	170,244
Short-Term Investments
Investment Company	17,502	—	—	17,502
Repurchase Agreements	—	1,301	—	1,301
U.S. Treasury Securities	—	3,499	—	3,499
Total Short-Term Investments	17,502	4,800	—	22,302
Foreign Currency Exchange Contracts	—	3	—	3
Futures Contracts	70	—	—	70
Swap Agreements	—	72	—	72
Total Assets	17,572	175,119	—	192,691
Liabilities:
Foreign Currency Exchange Contracts	—	(48)	—	(48)
Futures Contracts	(31)	—	—	(31)
Swap Agreements	—	(142)	—	(142)
Total Liabilities	(31)	(190)	—	(221)
Total	$17,541	$174,929	$—	$192,470

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, the Portfolio did not have any investments transfer between investment levels.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or (loss). The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Swaps: An over-the-counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearing house. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

The Portfolio enters into credit default, interest rate and other forms of swap agreements to manage exposure to credit and interest rate risks.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security and commonly referred to as credit default swaps. Where a Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When a Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed upon) value of a referenced debt obligation upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of FASB ASC 210 "Balance Sheet" ("ASC 210"). Offsetting of Amounts Related to Certain Contracts, an interpretation of ASC 210-20, are included within "Unrealized Appreciation (Depreciation) on Swap Agreements" in the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements in the Statement of Operations.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2012.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Exchange Contracts	Unrealized Appreciation on Foreign Currency Exchange Contracts	Currency Risk	$3
Futures Contracts (a)	Variation Margin	Interest Rate Risk	70
Swap Agreements	Unrealized Appreciation on Swap Agreements	Credit Risk	36
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	36
Total			$145
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Exchange Contracts	Unrealized Depreciation on Foreign Currency Exchange Contracts	Currency Risk	$(48)
Futures Contracts (a)	Variation Margin	Interest Rate Risk	(31)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Interest Rate Risk	(142)
Total			$(221)

(a)  This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2012 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$(45)
Interest Rate Risk	Futures Contracts	(267)
Interest Rate Risk	Swap Agreements	20
Total		$(292)

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$(24)
Interest Rate Risk	Futures Contracts	115
Credit Risk	Swap Agreements	36
Interest Rate Risk	Swap Agreements	(245)
Total		$(118)

For the year ended December 31, 2012, the average monthly principal amount of foreign currency exchange contracts was approximately $6,095,000, the average monthly original value of futures contracts was approximately $47,793,000 and the average monthly notional amount of swap agreements was approximately $88,942,000.

5.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

6.  Security Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2012 were approximately $25,992,000 and $26,627,000, respectively. The Portfolio received cash collateral of approximately $15,341,000, of which, approximately $14,813,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At December 31, 2012, there was uninvested cash collateral of approximately $528,000, which is not reflected in the Portfolio of Investments. The remaining collateral of approximately $11,286,000 was received in the form of U.S. Government Obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.30%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.321% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 0.70% for Class I shares and 0.95% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $86,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the

Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2012, this waiver amounted to approximately $51,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$8,080	—	$6,837	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions and paydown adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
$330	$(330)	—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$5,864	—

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $183,760,000. The aggregate gross unrealized appreciation is approximately $9,809,000 and the aggregate gross unrealized depreciation is approximately $1,023,000 resulting in net unrealized appreciation of approximately $8,786,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$40,982	December 31, 2016
31,112	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2012, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $4,865,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $71,966,000 and $100,151,000, respectively. For the year ended December 31, 2012, purchases and sales of long-term U.S. Government securities were approximately $352,574,000 and $336,492,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

paid were reduced by approximately $10,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$12,708	$128,994	$124,200	$13	$17,502

For the year ended December 31, 2012, the Portfolio had transactions with Citigroup, Inc., and its affiliated broker-dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Interest Income (000)	Value December 31, 2012 (000)
$2,385	$—	$1,485	$68	$80	$1,108

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 55.3% and 96.6%, for Class I and Class II, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting – Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall – Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Core Plus Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Plus Fixed Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2013

26

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

27

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

28

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

29

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCPFIANN
IU13-00264P-Y12/12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Emerging Markets Debt Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Director and Officer Information	23
1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example (unaudited)

Emerging Markets Debt Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Debt Portfolio Class I	$1,000.00	$1,102.60	$1,019.91	$5.50	$5.28	1.04%
Emerging Markets Debt Portfolio Class II	1,000.00	1,101.40	1,019.66	5.76	5.53	1.09

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Emerging Markets Debt Portfolio (the "Portfolio") seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 17.96%, net of fees, for Class I shares and 17.88%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against its benchmark, the J.P. Morgan Emerging Markets Bond Global ("EMBG") Index (the "Index"), which returned 18.54%.

Factors Affecting Performance

•  Global risk assets, including emerging markets ("EM") asset classes, strengthened in the first two months of the year due to signs of a global recovery, before slightly weakening in March, as U.S. economic optimism could not overcome fears about global growth, led by softer-than-expected economic data out of China.

•  In the second quarter of 2012, risk sentiment trended lower due to Greek political and debt-sustainability concerns, signs of distress out of the euro area periphery, stagnant U.S. jobs growth, and softer Chinese economic data. The benchmark 10-year U.S. Treasury registered record low yields at the end of May amid heightened global growth fears. However, global risk assets recovered partially in June as risk sentiment modestly improved.

•  Global risk assets continued their ascent in the third quarter as decisive developed market policy measures reduced the "tail" risks (that is, an extreme level of risk) for investors, particularly in the euro area, and fostered a more supportive macro environment, despite more moderation in U.S. and China's growth. EM currencies strengthened markedly versus the U.S. dollar as the European Central Bank's aggressive rhetoric and bond-buying program as well as Federal Reserve policy action buoyed higher-yielding assets. Soybean, grain, and corn prices hit record highs due to damaged agricultural harvests, while crude oil stayed at high levels.

•  Despite drawn-out U.S. fiscal cliff negotiations and anti-austerity labor protests sweeping across Europe, risk assets ended the fourth quarter stronger. Manufacturing activity in China expanded, U.S. presidential election uncertainty abated, and the likelihood of a Greek euro exit fell, prompting investors to take a more optimistic tone toward global growth.

•  New issuance activity hit record numbers in 2012, as EM sovereign supply reached $82 billion and a record $329 billion by corporate issuers, bringing the combined total to $411 billion, according to our research.

•  In 2012, emerging market dedicated bond funds tracked by EPFR Global saw net inflows of $38.85 billion, up from $7.9 billion accumulated in 2011, according to weekly data. By currency, while around 60% of inflows went into hard currency funds, local currency fund inflows picked up pace in the last two months of the year and saw relatively larger flows. EM equity fund inflows totaled $49.4 billion in 2012.

•  Over the course of the year, the risk premium on the Index tightened 160 basis points to 266 basis points above U.S. Treasuries.

•  The Portfolio benefited from overweight exposure to Brazil, Kazakhstan, Mexico, Russia, and Venezuela. Brazil benefited from signs of a recovery in growth and the recent increase in global agricultural prices, notably soybean, caused by droughts in the U.S. In Kazakhstan, Russia and Venezuela, rising oil prices acted as a support. Additionally, in Venezuela, investors speculated that political transition may ensue given the fragile state of market-unfriendly President Hugo Chavez's health. Mexico benefited from relative resilience to moderation in external demand, particularly in the U.S., despite important economic and financial ties. In addition, exposure to Peruvian local markets and corporates in Mexico and Russia boosted relative performance.

•  Conversely, underweight exposure to Hungary, Philippines, Poland, Turkey and Ukraine detracted from relative returns. Hungary outperformed due to investor optimism over the country's ability to meet its debt obligations, despite the lack of progress on an International Monetary Fund/European Union financing agreement. In the Philippines, resilient growth, strong capital inflows, and positive ratings momentum have been supportive. Despite slowing growth, Poland and high-beta Ukraine outperformed due to euro-optimism. Turkey benefited from relatively strong growth when compared to its neighbors, export growth from countries outside the slower growing euro zone, and improvement in its current account deficit.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

Management Strategies

•  We expect the global economy to exhibit varying degrees of economic recovery in 2013. Global growth has moderated, but we still expect emerging market growth rates to outpace growth rates in developed markets, where growth could likely remain below potential. We believe that this growth differential could remain well into 2013. U.S. issues remain prominent with the fiscal threat representing a serious impediment to the timing of a global growth rebound, while the uncertainty around developments in Europe and, to a lesser extent, China still remain. We anticipate that emerging markets could from time to time come under pressure until there is some resolution to fiscal issues in Europe and the U.S.

•  Tail risks for investors, particularly those associated with a disorderly sovereign breakup in Europe, have been reduced. However, market direction will likely closely mirror the ongoing issues in Europe and the pace of economic activity in the U.S. and China. Policy easing by core developed market central banks should support commodity prices, capital inflows into emerging countries, and demand for higher-yielding assets.

•  Despite challenges ahead from an uncertain global environment, we remain positive on emerging markets debt prospects. There was a shift in 2012 toward more of an easing bias among emerging economies; however, recent food and energy inflation pressures suggest that policy easing in emerging markets may be put on hold. Nevertheless, most EM countries still have scope for policy stimulus should global growth weaken further. We believe that EM central banks will continue to adopt policies aimed at limiting local currency appreciation, but will not be able to reverse the longer-term appreciation trend in their currencies.

•  By region, we see better growth prospects in Latin America, which has shown relative resilience to global factors, and where we are overweight in countries with strong and improving fundamentals. We are underweight in the euro area as we remain concerned about European bank deleveraging and Europe's debt crisis, particularly among countries where dependency on the euro-zone is high. In Asia, growth has held up relatively well, but we believe that many credits are fairly priced and offer lower carry relative to fundamentals. In the Middle East and North Africa, geopolitical risks remain, creating possible spillovers into neighboring countries.

Performance Compared to the J.P. Morgan Emerging Markets Bond Global ("EMBG") Index(1)

	Period Ended December 31, 2012
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	17.96%	8.93%	11.08%	8.55%
J.P. Morgan EMBG Index	18.54	10.47	11.56	9.92
Portfolio – Class II(4)	17.88	8.87	11.02	10.98
J.P. Morgan EMBG Index	18.54	10.47	11.56	11.58

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The J.P. Morgan Emerging Markets Bond Global ("EMBG") Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on June 16, 1997.

(4)  Commenced offering on December 19, 2002.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	91.1%
Corporate Bonds	4.9
Other**	4.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2012.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open forward foreign currency contracts with total unrealized appreciation of approximately $62,000.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (94.7%)
Argentina (1.2%)
Sovereign (1.2%)
Argentina Boden Bonds, 7.00%, 10/3/15		$5,660	$5,083
Bolivia (0.7%)
Sovereign (0.7%)
Bolivian Government International Bond, 4.88%, 10/29/22 (a)(b)		2,910	2,845
Brazil (10.5%)
Corporate Bonds (2.3%)
Banco Safra Cayman Islands Ltd., 6.75%, 1/27/21		870	979
6.75%, 1/27/21 (a)(b)		1,280	1,440
Odebrecht Finance Ltd., 6.00%, 4/5/23 (a)		3,183	3,696
7.13%, 6/26/42 (a)		3,260	3,798
			9,913
Sovereign (8.2%)
Banco Nacional de Desenvolvimento, Economico e Social, 5.50%, 7/12/20 (a)		1,360	1,608
5.50%, 7/12/20		6,600	7,804
6.37%, 6/16/18 (a)(b)		1,788	2,128
Brazilian Government International Bond, 4.88%, 1/22/21 (b)		12,070	14,605
7.13%, 1/20/37		4,550	6,984
8.00%, 1/15/18		70	81
Caixa Economica Federal, 3.50%, 11/7/22 (a)		2,280	2,320
			35,530
			45,443
Colombia (3.9%)
Sovereign (3.9%)
Colombia Government International Bond, 4.38%, 7/12/21 (b)		4,750	5,481
4.38%, 3/21/23	COP	6,856,000	3,884
6.13%, 1/18/41		$2,200	3,032
7.38%, 3/18/19		540	713
11.75%, 2/25/20		2,390	3,877
			16,987
Costa Rica (0.3%)
Sovereign (0.3%)
Costa Rica Government International Bond, 4.25%, 1/26/23 (a)		1,330	1,349
Croatia (0.5%)
Sovereign (0.5%)
Croatia Government International Bond, 6.63%, 7/14/20		850	975
6.63%, 7/14/20 (a)		920	1,056
			2,031
	Face Amount (000)	Value (000)
Dominican Republic (0.5%)
Sovereign (0.5%)
Dominican Republic International Bond, 7.50%, 5/6/21	$1,760	$2,057
Ecuador (0.1%)
Sovereign (0.1%)
Ecuador Government International Bond, 9.38%, 12/15/15	470	472
El Salvador (0.3%)
Sovereign (0.3%)
El Salvador Government International Bond, 5.88%, 1/30/25 (a)(b)	1,250	1,270
Hungary (0.4%)
Sovereign (0.4%)
Hungary Government International Bond, 6.38%, 3/29/21 (b)	1,110	1,231
7.63%, 3/29/41	520	603
		1,834
India (0.2%)
Corporate Bond (0.2%)
Reliance Holdings USA, Inc., 6.25%, 10/19/40 (a)	660	761
Indonesia (6.6%)
Sovereign (6.6%)
Indonesia Government International Bond, 6.88%, 1/17/18 (a)	250	306
7.75%, 1/17/38	600	909
7.75%, 1/17/38 (a)	2,926	4,433
11.63%, 3/4/19 (a)(b)	640	971
Majapahit Holding BV, 7.75%, 1/20/20	10,950	13,825
Pertamina Persero PT, 4.88%, 5/3/22	530	580
5.25%, 5/23/21	1,320	1,485
Perusahaan Listrik Negara PT, 5.50%, 11/22/21	5,320	6,038
		28,547
Ivory Coast (0.4%)
Sovereign (0.4%)
Ivory Coast Government International Bond, 3.75%, 12/31/32 (c)	1,830	1,720
Kazakhstan (4.2%)
Sovereign (4.2%)
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22 (a)(b)	2,450	2,481
5.50%, 12/20/15	210	226
5.50%, 12/20/15 (a)	357	384
Intergas Finance BV, 6.38%, 5/14/17	410	470
KazMunaiGaz Finance Sub BV, 6.38%, 4/9/21 (a)(b)	2,140	2,630
6.38%, 4/9/21	3,260	4,006
9.13%, 7/2/18 (a)	2,610	3,461
9.13%, 7/2/18	3,280	4,350
		18,008

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Lithuania (1.0%)
Sovereign (1.0%)
Lithuania Government International Bond, 6.13%, 3/9/21 (a)		$380	$470
6.63%, 2/1/22 (a)		1,290	1,654
7.38%, 2/11/20		1,680	2,197
			4,321
Malaysia (0.7%)
Sovereign (0.7%)
Malaysia Government Bond, 3.21%, 5/31/13	MYR	9,500	3,109
Mexico (13.4%)
Corporate Bonds (0.6%)
Cemex SAB de CV, 9.00%, 1/11/18 (a)(b)		$391	425
9.50%, 6/15/18		500	561
9.50%, 6/15/18 (a)(b)		1,260	1,415
			2,401
Sovereign (12.8%)
Mexican Bonos, 8.00%, 6/11/20	MXN	82,900	7,558
Mexico Government International Bond, 3.63%, 3/15/22		$6,092	6,678
5.95%, 3/19/19		5,872	7,252
6.05%, 1/11/40		2,890	3,890
6.75%, 9/27/34		3,871	5,594
Pemex Project Funding Master Trust, 6.63%, 6/15/35 - 6/15/38		2,901	3,695
8.63%, 12/1/23		1,350	1,701
Petroleos Mexicanos, 4.88%, 1/24/22		7,390	8,358
5.50%, 1/21/21		7,520	8,825
8.00%, 5/3/19		1,176	1,544
			55,095
			57,496
Mongolia (0.7%)
Sovereign (0.7%)
Mongolia Government International Bond, 5.13%, 12/5/22 (a)		3,230	3,182
Panama (0.8%)
Sovereign (0.8%)
Panama Government International Bond, 5.20%, 1/30/20		890	1,067
8.88%, 9/30/27		1,183	1,931
9.38%, 4/1/29		240	412
			3,410
Peru (3.4%)
Corporate Bond (0.2%)
Corp. Azucarera del Peru SA, 6.38%, 8/2/22 (a)(b)		850	922
	Face Amount (000)		Value (000)
Sovereign (3.2%)
Peruvian Government International Bond, 5.63%, 11/18/50		$2,000	$2,603
7.35%, 7/21/25		2,700	3,926
8.20%, 8/12/26 (Units) (d)	PEN	10,590	5,831
8.75%, 11/21/33		$955	1,664
			14,024
			14,946
Philippines (4.1%)
Sovereign (4.1%)
Philippine Government International Bond, 4.00%, 1/15/21		7,382	8,305
8.38%, 6/17/19		2,171	3,005
9.50%, 2/2/30		3,571	6,209
			17,519
Poland (2.3%)
Sovereign (2.3%)
Poland Government International Bond, 3.00%, 3/17/23		9,000	9,000
5.00%, 3/23/22		810	959
			9,959
Russia (14.3%)
Corporate Bonds (1.2%)
Severstal OAO Via Steel Capital SA, 5.90%, 10/17/22 (a)(b)		2,700	2,737
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21 (a)(b)		1,310	1,529
VimpelCom Holdings BV, 7.50%, 3/1/22 (a)(b)		840	965
			5,231
Sovereign (13.1%)
Russian Agricultural Bank OJSC Via RSHB Capital SA, 6.30%, 5/15/17 (a)		1,401	1,555
6.30%, 5/15/17		3,200	3,552
7.18%, 5/16/13		10	10
7.18%, 5/16/13 (a)		1,210	1,235
Russian Foreign Bond — Eurobond, 5.00%, 4/29/20		8,500	10,056
5.63%, 4/4/42 (a)		11,000	13,695
7.50%, 3/31/30 (a)		487	626
7.50%, 3/31/30		7,564	9,730
12.75%, 6/24/28		2,700	5,481
Vnesheconombank Via VEB Finance PLC, 6.90%, 7/9/20		8,522	10,419
			56,359
			61,590
Serbia (0.4%)
Sovereign (0.4%)
Republic of Serbia, 5.25%, 11/21/17 (a)(b)		1,510	1,574

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
South Africa (2.0%)
Sovereign (2.0%)
Eskom Holdings SOC Ltd., 5.75%, 1/26/21	$3,230	$3,678
5.75%, 1/26/21 (a)	3,278	3,733
Transnet SOC Ltd., 4.00%, 7/26/22 (a)	1,150	1,173
		8,584
Sri Lanka (0.3%)
Sovereign (0.3%)
Sri Lanka Government International Bond, 5.88%, 7/25/22 (a)	580	621
6.25%, 10/4/20	139	152
6.25%, 10/4/20 (a)	510	557
		1,330
Thailand (0.4%)
Corporate Bond (0.4%)
PTT Global Chemical PCL, 4.25%, 9/19/22 (a)	1,710	1,778
Turkey (7.9%)
Sovereign (7.9%)
Export Credit Bank of Turkey, 5.88%, 4/24/19 (a)	3,210	3,664
Turkey Government International Bond, 5.63%, 3/30/21	10,600	12,641
6.00%, 1/14/41	7,090	8,871
6.88%, 3/17/36	3,879	5,251
7.50%, 7/14/17	998	1,219
11.88%, 1/15/30	1,340	2,635
		34,281
Uruguay (0.6%)
Sovereign (0.6%)
Uruguay Government International Bond, 8.00%, 11/18/22	1,840	2,681
Venezuela (12.3%)
Sovereign (12.3%)
Petroleos de Venezuela SA, 8.50%, 11/2/17	23,320	23,087
Venezuela Government International Bond, 6.00%, 12/9/20	880	739
7.65%, 4/21/25	3,450	3,053
9.00%, 5/7/23	1,450	1,414
9.25%, 9/15/27	24,454	24,576
		52,869
Zambia (0.3%)
Sovereign (0.3%)
Zambia Government International Bond, 5.38%, 9/20/22 (a)	1,440	1,440
Total Fixed Income Securities (Cost $363,723)		408,476
	No. of Warrants	Value (000)
Warrants (0.1%)
Nigeria (0.1%)
Central Bank of Nigeria, expires 11/15/20 (e)(f)	750	$135
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (e)(f)	3,750	116
Total Warrants (Cost $–)		251
	Shares
Short-Term Investments (11.4%)
Securities held as Collateral on Loaned Securities (7.6%)
Investment Company (6.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	29,920,895	29,921
	Face Amount (000)
Repurchase Agreements (0.7%)
Barclays Capital, Inc., (0.20%, dated 12/31/12, due 1/2/13; proceeds $1,695; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 2.00% due 1/31/16; valued at $1,729)	$1,695	1,695
Merrill Lynch & Co., Inc., (0.20%, dated 12/31/12, due 1/2/13; proceeds $1,186; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 2.50% due 8/1/27; valued at $1,210)	1,186	1,186
		2,881
Total Securities held as Collateral on Loaned Securities (Cost $32,802)		32,802
	Shares
Investment Company (3.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $16,610)	16,609,983	16,610
Total Short-Term Investments (Cost $49,412)		49,412
Total Investments (106.2%) (Cost $413,135) Including $33,288 of Securities Loaned (g)		458,139
Liabilities in Excess of Other Assets (-6.2%)		(26,627)
Net Assets		$431,512

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at December 31, 2012.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

(c)  Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2012. Maturity date disclosed is the ultimate maturity date.

(d)  Consists of one or more classes of securities traded together as a unit.

(e)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2012.

(f)  Security has been deemed illiquid at December 31, 2012.

(g)  Securities are available for collateral in connection with open foreign currency exchange contracts.

OJSC  Open Joint Stock Company.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at December 31, 2012:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (000)
JPMorgan Chase	USD	3,823	$3,823	1/18/13	RUB	119,000	$3,885	$62

COP  — Colombian Peso

MXN  — Mexican New Peso

MYR  — Malaysian Ringgit

PEN  — Peruvian Nuevo Sol

RUB  — Russian Ruble

USD  — United States Dollar

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Emerging Markets Debt Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $366,604)	$411,608
Investment in Security of Affiliated Issuer, at Value (Cost $46,531)	46,531
Total Investments in Securities, at Value (Cost $413,135)	458,139
Foreign Currency, at Value (Cost $311)	309
Cash	1,168
Interest Receivable	6,513
Receivable for Portfolio Shares Sold	4,248
Unrealized Appreciation on Foreign Currency Exchange Contracts	62
Receivable from Affiliate	2
Other Assets	4
Total Assets	470,445
Liabilities:
Collateral on Securities Loaned, at Value	33,970
Payable for Investments Purchased	3,854
Payable for Advisory Fees	759
Payable for Portfolio Shares Redeemed	209
Payable for Administration Fees	89
Payable for Professional Fees	18
Payable for Custodian Fees	11
Distribution Fees — Class II Shares	1
Payable for Directors' Fees and Expenses	1
Other Liabilities	21
Total Liabilities	38,933
NET ASSETS	$431,512
Net Assets Consist of:
Paid-in-Capital	$368,331
Accumulated Undistributed Net Investment Income	14,683
Accumulated Undistributed Net Realized Gain	3,431
Unrealized Appreciation (Depreciation) on:
Investments	45,004
Foreign Currency Exchange Contracts	62
Foreign Currency Translations	1
Net Assets	$431,512
CLASS I:
Net Assets	$403,697
Net Asset Value, Offering and Redemption Price Per Share Applicable to 42,416,575 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.52
CLASS II:
Net Assets	$27,815
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,939,409 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.46
(1) Including:
Securities on Loan, at Value:	$33,288

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Emerging Markets Debt Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$18,038
Income from Securities Loaned — Net	60
Dividends from Security of Affiliated Issuer	59
Dividends from Securities of Unaffiliated Issuers	45
Total Investment Income	18,202
Expenses:
Advisory Fees (Note B)	2,615
Administration Fees (Note C)	872
Distribution Fees — Class II Shares (Note D)	98
Professional Fees	71
Custodian Fees (Note F)	38
Shareholder Reporting Fees	32
Pricing Fees	16
Directors' Fees and Expenses	9
Other Expenses	11
Total Expenses	3,762
Distribution Fees — Class II Shares Waived (Note D)	(84)
Rebate from Morgan Stanley Affiliate (Note H)	(47)
Expense Offset (Note F)	(— @)
Net Expenses	3,631
Net Investment Income	14,571
Realized Gain:
Investments Sold	5,190
Foreign Currency Exchange Contracts	205
Foreign Currency Transactions	4
Futures Contracts	151
Net Realized Gain	5,550
Change in Unrealized Appreciation (Depreciation):
Investments	37,015
Foreign Currency Exchange Contracts	63
Foreign Currency Translations	14
Futures Contracts	(175)
Net Change in Unrealized Appreciation (Depreciation)	36,917
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	42,467
Net Increase in Net Assets Resulting from Operations	$57,038

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Emerging Markets Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$14,571	$13,137
Net Realized Gain (Loss)	5,550	(2,805)
Net Change in Unrealized Appreciation (Depreciation)	36,917	6,918
Net Increase in Net Assets Resulting from Operations	57,038	17,250
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(8,949)	(8,437)
Net Realized Gain	—	(2,628)
Class II:
Net Investment Income	(778)	(1,135)
Net Realized Gain	—	(359)
Total Distributions	(9,727)	(12,559)
Capital Share Transactions:(1)
Class I:
Subscribed	119,239	62,265
Distributions Reinvested	8,949	11,065
Redeemed	(23,206)	(49,874)
Class II:
Subscribed	4,512	7,311
Distributions Reinvested	778	1,494
Redeemed	(12,239)	(9,837)
Net Increase in Net Assets Resulting from Capital Share Transactions	98,033	22,424
Total Increase in Net Assets	145,344	27,115
Net Assets:
Beginning of Period	286,168	259,053
End of Period (Including Accumulated Undistributed Net Investment Income of $14,683 and $9,687)	$431,512	$286,168
(1) Capital Share Transactions:
Class I:
Shares Subscribed	13,259	7,521
Shares Issued on Distributions Reinvested	1,029	1,354
Shares Redeemed	(2,606)	(6,107)
Net Increase in Class I Shares Outstanding	11,682	2,768
Class II:
Shares Subscribed	506	882
Shares Issued on Distributions Reinvested	90	184
Shares Redeemed	(1,392)	(1,204)
Net Decrease in Class II Shares Outstanding	(796)	(138)

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009	2008
Net Asset Value, Beginning of Period	$8.31		$8.14		$7.75		$6.47	$8.53
Income (Loss) from Investment Operations:
Net Investment Income†	0.37		0.41		0.40		0.47	0.46
Net Realized and Unrealized Gain (Loss)	1.10		0.15		0.33		1.41	(1.61)
Total from Investment Operations	1.47		0.56		0.73		1.88	(1.15)
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.30)		(0.34)		(0.60)	(0.58)
Net Realized Gain	—		(0.09)		—		—	(0.33)
Total Distributions	(0.26)		(0.39)		(0.34)		(0.60)	(0.91)
Net Asset Value, End of Period	$9.52		$8.31		$8.14		$7.75	$6.47
Total Return ++	17.96%		7.03%		9.74%		30.21%	(14.98)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$403,697		$255,316		$227,693		$138,080	$92,681
Ratio of Expenses to Average Net Assets	1.04	%+††	1.04	%+††	1.07	%+††	1.08%+	1.10%+
Ratio of Net Investment Income to Average Net Assets	4.18	%+††	4.95	%+††	4.96	%+††	6.50%+	6.00%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01	%††	0.00%§	0.00%§
Portfolio Turnover Rate	39%		52%		89%		97%	70%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Financial Highlights

Emerging Markets Debt Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$8.26		$8.10		$7.71		$6.43		$8.49
Income (Loss) from Investment Operations:
Net Investment Income†	0.37		0.40		0.39		0.46		0.46
Net Realized and Unrealized Gain (Loss)	1.08		0.15		0.33		1.41		(1.62)
Total from Investment Operations	1.45		0.55		0.72		1.87		(1.16)
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.30)		(0.33)		(0.59)		(0.57)
Net Realized Gain	—		(0.09)		—		—		(0.33)
Total Distributions	(0.25)		(0.39)		(0.33)		(0.59)		(0.90)
Net Asset Value, End of Period	$9.46		$8.26		$8.10		$7.71		$6.43
Total Return ++	17.88%		6.88%		9.74%		30.11%		(14.98)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$27,815		$30,852		$31,360		$36,299		$27,438
Ratio of Expenses to Average Net Assets(1)	1.09	%+††	1.09	%+††	1.12	%+††	1.13	%+	1.15%+
Ratio of Net Investment Income to Average Net Assets(1)	4.13	%+††	4.90	%+††	4.91	%+††	6.48	%+	5.97%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01	%††	0.00	%§	0.00%§
Portfolio Turnover Rate	39%		52%		89%		97%		70%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.40	%††	1.40	%††	1.43	%+††	1.43	%+	1.45%+
Net Investment Income to Average Net Assets	3.82	%††	4.59	%††	4.60	%+††	6.18	%+	5.67%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the

"Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$23,326	$—	$23,326
Sovereign	—	385,150	—	385,150
Total Fixed Income Securities	—	408,476	—	408,476
Warrants	—	251	—	251
Short-Term Investments
Investment Company	46,531	—	—	46,531
Repurchase Agreements	—	2,881	—	2,881
Total Short-Term Investments	46,531	2,881	—	49,412
Foreign Currency Exchange Contracts	—	62	—	62
Total Assets	$46,531	$411,670	$—	$458,201

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes,

including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or (loss). The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2012.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Exchange Contracts	Unrealized Appreciation on Foreign Currency Exchange Contracts	Currency Risk	$62

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2012 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$205
Interest Rate Risk	Futures Contracts	151
Total		$356
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$63
Interest Rate Risk	Futures Contracts	(175)
Total		$(112)

For the year ended December 31, 2012, the average monthly principal amount of foreign currency exchange contracts was approximately $3,081,000 and the average monthly original value of futures contracts was approximately $7,559,000.

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Security Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2012 were approximately $33,288,000 and $33,970,000, respectively. The Portfolio received cash collateral of approximately $33,970,000, of which, approximately $32,802,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At December 31, 2012, there was uninvested cash collateral of approximately $1,168,000, which is not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2012, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.74% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

not exceed 1.30% for Class I shares and 1.35% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2012, this waiver amounted to approximately $84,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income.

Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,727	$—	$9,572	$2,987

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, paydown adjustments and defaulted bonds, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$152	$(152)	$—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$15,085	$4,190

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $415,399,000. The aggregate gross unrealized appreciation is approximately $44,330,000 and the aggregate gross unrealized depreciation is approximately $421,000 resulting in net unrealized appreciation of approximately $43,909,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2012, the Portfolio utilized prior year short term and long term capital losses for U.S. Federal income tax purposes of approximately $326,000 and $432,000, respectively.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $252,048,000 and $124,498,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $47,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$61,360	$194,922	$209,751	$59	$46,531

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 82.0% and 90.0%, for Class I and Class II, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting – Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall – Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Emerging Markets Debt Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2013

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

Interested Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMDANN
IU13-00236P-Y12/12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Emerging Markets Equity Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
Director and Officer Information	24

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example (unaudited)

Emerging Markets Equity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Equity Portfolio Class I	$1,000.00	$1,132.60	$1,018.05	$7.56	$7.15	1.41%
Emerging Markets Equity Portfolio Class II	1,000.00	1,132.30	1,017.80	7.83	7.41	1.46

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited)

Emerging Markets Equity Portfolio

The Emerging Markets Equity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 19.95%, net of fees, for Class I shares and 19.84%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the "Index"), which returned 18.22%.

Factors Affecting Performance

•  Our emerging markets (EM) equity portfolio construction in 2012 took into consideration many factors including the struggling economic recovery in many of the developed countries along with our assessment that the U.S. economy would prove more resilient than consensus expected; the challenges from less accessibility to credit in the developed world; overall slowdown of EM economies in aggregate; and our conviction in the continued decline from the historic peaks of most commodities prices with the exception of much of the agricultural area. In this environment, we remained focused on seeking sources of quality, stable growth in our Portfolio.

•  The primary contributors to the Portfolio's returns in 2012 were stock selection in Taiwan and underweight allocation to the country; overweight allocation to the Philippines; underweight allocation to Brazil; and stock selection in Indonesia, India, Mexico, Russia and South Africa. An overweight to Turkey also contributed positively as did an overweight to Thailand to a lesser extent.

•  Chiefly detracting from results was our stock selection in Korea. Our stock selection in China and an underweight allocation to the country also detracted from performance. While the underweight to China had benefited the Portfolio for most of the year, the country's sharp rally in the fourth quarter hurt the Portfolio's performance for the full year.

Management Strategies

•  We maintained the Portfolio's overweight to countries with resilient or growing domestic demand, effective leadership and underpenetrated credit markets. We have long positioned our Portfolio with the expectation that China cannot sustain either its gross domestic product (GDP) growth levels of the past decade or its historically high appetite for commodities. Over the course of 2012, we further decreased the Portfolio's exposure to China, owing to our concern about its slowing economy, the lack of focus on return on equity by much of the state-controlled equity market, and a rising overall debt burden driven primarily by state-owned enterprises and local governments.

•  By contrast, we continued to favor countries where policy reform, rising GDP per capita and productivity gains supported growth and stable company earnings. We generally favored and thus kept an overweight to those countries whose current account balances were benefiting from a decline from the peak cost of their energy import bills, such as Turkey and India. The Portfolio was also overweight in the Philippines, Indonesia and Thailand, and slightly above benchmark in South Korea.

•  Country allocation decisions also included determining each country's ability to translate growth into equity returns, as well as a thorough assessment of currency valuations. South Korea's currency, for example, has remained relatively undervalued, becoming more competitive over the past decade and thus supportive for quality companies' selective exports of automobiles, electronics and other consumer discretionary goods. Such manufactured products have found strong demand pull in other EM countries. By contrast, the currencies of Brazil and Russia had more than doubled in value over the past decade on the past commodities boom. While the real and ruble gave back some of their gains in 2012, they remained overvalued relative to their own history and those of other countries. Along with China, the Portfolio's other largest relative country underweights were Brazil and Taiwan. The Portfolio was also underweight in Russia and South Africa, where we have long been concerned about deteriorating political and macro developments.

•  Our process, of course, has always allowed our portfolio managers to exercise judgment in determining the weightings of the companies they choose to hold among the various sectors. Being underweight financials in aggregate — at roughly 20% on average versus the MSCI Emerging Markets benchmark weight of 25% — detracted slightly from the year's performance. Underscoring how important our Portfolio construction is at the country level, however, our stock selection within financials was the year's single largest contribution to relative performance at the sector level. Simply put, this shows our track record of determining what drives the financial cycle in individual countries and in choosing successful banks and other financials. By mid-year, we acknowledged that consumer staples had become a consensus overweight, and we began to trim some names where we determined that earnings were not likely to justify their multiples. As alternatives, we sought opportunities in health care companies and select financials, including insurance companies and banks. We

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

also bought agriculture-related names and energy plays where we expected fundamental industry changes to likely improve margins.

•  In sharp contrast to the first half of 2011, markets in 2012 showed a significant increase in divergence between the best performers and the worst. We were encouraged that investors paid attention to fundamental differences between countries and companies. We believed the trend in dispersion would continue to rise, and active management was rewarded during the year. We managed the Portfolio in 2012 believing that emerging markets were entering an era marked by more moderate GDP growth (about 5% on average), more volatile business cycles and the continued breakup of the herd behavior that had marked the first several years following the global financial crisis. All EM countries are not converging toward success and we had high conviction that our investors would be rewarded as we believe we chose the winning, breakout nations.

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index(1)

	Period Ended December 31, 2012
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	19.95%	–2.97%	15.12%	7.18%
MSCI Emerging Markets Net Index	18.22	–0.92	16.52	7.38
Portfolio – Class II(4)	19.84	–-3.02	—	14.77
MSCI Emerging Markets Net Index	18.22	–0.92	—	16.14

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 21 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees.

Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on October 1, 1996.

(4)  Commenced offering on January 10, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	62.5%
Commercial Banks	13.7
Oil, Gas & Consumable Fuels	10.2
Semiconductors & Semiconductor Equipment	8.4
Food Products	5.2
Total Investment	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2012.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open forward foreign currency contracts with total unrealized appreciation of approximately $32,000.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments

Emerging Markets Equity Portfolio

	Shares	Value (000)
Common Stocks (98.1%)
Austria (0.2%)
Vienna Insurance Group AG Wiener Versicherung Gruppe	13,161	$706
Brazil (8.1%)
Banco Bradesco SA (Preference)	267,300	4,655
BRF — Brasil Foods SA	352,394	7,415
Cia de Bebidas das Americas (Preference) ADR	150,100	6,303
PDG Realty SA Empreendimentos e Participacoes	649,800	1,074
Petroleo Brasileiro SA	146,437	1,434
Petroleo Brasileiro SA (Preference)	184,504	1,785
Petroleo Brasileiro SA ADR	95,300	1,856
Petroleo Brasileiro SA Sponsored ADR	97,793	1,888
Raia Drogasil SA	124,700	1,410
Ultrapar Participacoes SA	105,420	2,365
Vale SA (Preference)	29,555	601
Vale SA (Preference) ADR	104,825	2,128
Vale SA ADR	75,100	1,574
		34,488
Chile (1.9%)
Empresa Nacional de Electricidad SA	1,062,491	1,735
SACI Falabella	315,584	3,257
Sociedad Quimica y Minera de Chile SA ADR	56,200	3,240
		8,232
China (11.1%)
Bank of China Ltd. H Shares (a)	7,792,000	3,528
Belle International Holdings Ltd. (a)	1,024,000	2,261
China Coal Energy Co., Ltd. H Shares (a)	655,000	732
China Construction Bank Corp. H Shares (a)	5,163,430	4,208
China Life Insurance Co., Ltd. H Shares (a)	1,041,000	3,433
China Mengniu Dairy Co., Ltd. (a)	1,007,000	2,865
China Mobile Ltd. (a)	309,000	3,620
China Overseas Land & Investment Ltd. (a)(b)	678,000	2,054
China Pacific Insurance Group Co., Ltd. H Shares (a)	1,239,400	4,648
China Shenhua Energy Co., Ltd. H Shares (a)	254,000	1,133
Chow Tai Fook Jewellery Group Ltd. (a)(b)	592,600	966
CNOOC Ltd. (a)	1,523,000	3,344
Daphne International Holdings Ltd. (a)(b)	312,000	432
Hengan International Group Co., Ltd. (a)	68,000	615
Qihoo 360 Technology Co., Ltd. ADR (b)(c)	39,801	1,182
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (a)	1,024,500	1,973
Sino Biopharmaceutical (a)	1,392,000	669
Tencent Holdings Ltd. (a)(b)	184,300	5,998
Tingyi Cayman Islands Holding Corp. (a)(b)	368,000	1,025
Tsingtao Brewery Co., Ltd. H Shares (a)	370,000	2,194
Uni-President China Holdings Ltd. (a)	428,000	455
		47,335
Colombia (1.1%)
Almacenes Exito SA	51,448	1,039
	Shares	Value (000)
Cemex Latam Holdings SA (c)	181,924	$1,172
Grupo de Inversiones Suramericana SA	58,724	1,265
Grupo de Inversiones Suramericana SA (Preference)	46,800	1,035
		4,511
Hong Kong (0.8%)
Samsonite International SA	1,570,800	3,286
Hungary (0.9%)
Richter Gedeon Nyrt	22,358	3,688
India (8.1%)
ACC Ltd.	98,464	2,583
Asian Paints Ltd.	27,161	2,213
Dr. Reddy's Laboratories Ltd.	38,246	1,277
Glenmark Pharmaceuticals Ltd.	322,141	3,123
HDFC Bank Ltd.	386,790	4,805
IndusInd Bank Ltd.	350,931	2,679
ITC Ltd.	659,762	3,459
Larsen & Toubro Ltd.	66,826	1,985
Reliance Industries Ltd.	68,875	1,067
Sun Pharmaceutical Industries Ltd.	164,328	2,212
Tata Consultancy Services Ltd.	97,306	2,236
Tata Motors Ltd.	671,786	3,848
Tata Steel Ltd.	256,052	2,001
Zee Entertainment Enterprises Ltd.	295,993	1,198
		34,686
Indonesia (4.5%)
Adaro Energy Tbk PT	6,732,500	1,115
Bank Tabungan Negara Persero Tbk PT	11,211,264	1,681
Gudang Garam Tbk PT	356,000	2,086
Harum Energy Tbk PT	819,000	512
Indofood Sukses Makmur Tbk PT	3,354,000	2,039
Indosat Tbk PT	5,404,000	3,621
Kalbe Farma Tbk PT	19,562,000	2,160
Lippo Karawaci Tbk PT	34,601,000	3,594
Semen Gresik Persero Tbk PT	1,112,000	1,832
Telekomunikasi Indonesia Persero Tbk PT	854,000	804
		19,444
Korea, Republic of (15.8%)
Cheil Industries, Inc. (c)	18,857	1,669
Cheil Worldwide, Inc. (c)	42,545	859
GS Retail Co., Ltd. (c)	36,540	1,025
Hyundai Engineering & Construction Co., Ltd. (c)	45,944	3,026
Hyundai Glovis Co., Ltd. (c)	10,968	2,283
Hyundai Heavy Industries Co., Ltd. (c)	6,568	1,499
Hyundai Motor Co. (c)	37,133	7,643
Korea Aerospace Industries Ltd. (c)	17,260	420
Korean Air Lines Co., Ltd. (c)	32,280	1,372
KT Corp. (c)	30,800	1,024
LG Chem Ltd. (c)	8,382	2,606
LG Display Co., Ltd. (c)	41,810	1,208
LG Household & Health Care Ltd. (c)	3,908	2,405
LG Uplus Corp. (c)	92,210	673

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Korea, Republic of (cont'd)
Mando Corp. (c)	7,002	$845
NCSoft Corp. (c)	11,830	1,675
Nexon Co., Ltd. (c)	211,200	2,132
Orion Corp. (c)	807	830
Samsung Electronics Co., Ltd.	15,477	22,151
Samsung Electronics Co., Ltd. (Preference)	4,544	3,634
Samsung Fire & Marine Insurance Co., Ltd.	7,814	1,593
Samsung Life Insurance Co., Ltd.	4,950	438
Shinhan Financial Group Co., Ltd. (c)	37,162	1,352
SK C&C Co., Ltd. (c)	18,883	1,826
SM Entertainment Co. (c)	32,700	1,399
Woongjin Coway Co., Ltd. (c)	43,672	1,782
		67,369
Malaysia (2.2%)
Astro Malaysia Holdings Bhd	1,601,900	1,578
CIMB Group Holdings Bhd	1,226,300	3,063
Gamuda Bhd	1,638,100	1,953
IHH Healthcare Bhd (c)	1,312,600	1,453
IJM Corp., Bhd	917,400	1,498
		9,545
Mexico (5.3%)
Alfa SAB de CV	1,039,800	2,211
Cemex SAB de CV ADR (c)	299,000	2,951
Grupo Financiero Santander Mexico SAB de CV ADR (c)	268,700	4,348
Grupo Televisa SAB ADR	104,000	2,764
Mexichem SAB de CV	628,645	3,492
Wal-Mart de Mexico SAB de CV Series V	2,110,600	6,887
		22,653
Panama (0.5%)
Copa Holdings SA, Class A	20,800	2,069
Peru (1.2%)
Credicorp Ltd.	35,630	5,222
Philippines (5.6%)
BDO Unibank, Inc. (c)	1,772,050	3,148
Bloomberry Resorts Corp. (c)	7,575,300	2,436
DMCI Holdings, Inc.	2,168,120	2,846
International Container Terminal Services, Inc.	1,000,000	1,804
Metro Pacific Investments Corp.	29,354,000	3,190
Metropolitan Bank & Trust	728,917	1,817
Philippine Long Distance Telephone Co.	65,980	4,074
SM Investments Corp.	220,100	4,731
		24,046
Poland (3.6%)
Jeronimo Martins SGPS SA	240,949	4,650
Polskie Gornictwo Naftowe i Gazownictwo SA (c)	1,641,988	2,794
Powszechny Zaklad Ubezpieczen SA	34,369	4,880
Telekomunikacja Polska SA	752,622	2,981
		15,305
	Shares	Value (000)
Qatar (0.6%)
Industries Qatar QSC	55,700	$2,377
Russia (3.7%)
Eurasia Drilling Co., Ltd. GDR	49,918	1,792
Gazprom OAO ADR	256,659	2,461
Lukoil OAO ADR	111,409	7,448
Rosneft OAO (Registered GDR)	441,562	3,987
		15,688
South Africa (4.7%)
AngloGold Ashanti Ltd.	55,178	1,724
AVI Ltd.	209,402	1,477
Clicks Group Ltd. (b)	285,911	2,239
Life Healthcare Group Holdings Ltd. (b)	418,100	1,680
Naspers Ltd., Class N	59,437	3,819
Pick n Pay Stores Ltd. (b)	277,521	1,467
SABMiller PLC	79,396	3,649
Sasol Ltd.	92,100	3,998
		20,053
Switzerland (0.7%)
Swatch Group AG (The)	6,167	3,174
Taiwan (6.5%)
Asustek Computer, Inc.	238,928	2,698
Chailease Holding Co., Ltd.	867,000	1,995
Chailease Holding Co., Ltd. GDR (c)	44,900	515
CHC Healthcare Group	41,000	169
China Life Insurance Co., Ltd. (c)	1,604,413	1,472
Cleanaway Co., Ltd.	128,000	845
Formosa Plastics Corp.	460,000	1,250
Hon Hai Precision Industry Co., Ltd.	850,926	2,623
Lung Yen Life Service Corp.	290,000	937
MediaTek, Inc.	75,000	839
MStar Semiconductor, Inc.	110,000	828
Ruentex Development Co., Ltd.	123,000	254
Siliconware Precision Industries Co.	336,000	360
Taiwan Cement Corp.	1,233,000	1,655
Taiwan Semiconductor Manufacturing Co., Ltd.	2,470,000	8,267
Uni-President Enterprises Corp.	1,739,470	3,200
		27,907
Thailand (4.9%)
Bangkok Bank PCL NVDR	673,400	4,323
Bank of Ayudhya PCL (Foreign)	2,538,400	2,715
Bank of Ayudhya PCL NVDR	1,523,000	1,627
Banpu PCL	313,650	4,122
Banpu PCL NVDR	8,200	111
Kasikornbank PCL (Foreign)	168,300	1,069
Land and Houses PCL NVDR	12,898,300	4,126
Robinson Department Store PCL	519,200	1,127
Supalai PCL	2,871,600	1,666
		20,886

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Turkey (4.4%)
Anadolu Efes Biracilik Ve Malt Sanayii AS	387,447	$5,592
Haci Omer Sabanci Holding AS	653,973	3,615
Tupras Turkiye Petrol Rafinerileri AS	49,632	1,436
Turkiye Garanti Bankasi AS	1,575,087	8,194
		18,837
United States (1.7%)
Mead Johnson Nutrition Co.	47,539	3,132
Yum! Brands, Inc. (b)	61,854	4,107
		7,239
Total Common Stocks (Cost $339,406)		418,746
Investment Company (0.7%)
India (0.7%)
Morgan Stanley Growth Fund (See Note H) (Cost $450) (c)	2,498,337	3,028
Short-Term Investments (3.8%)
Securities held as Collateral on Loaned Securities (2.3%)
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	8,712,420	8,712
	Face Amount (000)
Repurchase Agreements (0.2%)
Barclays Capital, Inc., (0.20%, dated 12/31/12, due 1/2/13; proceeds $494; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 2.00% due 1/31/16; valued at $503)	$494	494
Merrill Lynch & Co., Inc., (0.20%, dated 12/31/12, due 1/2/13; proceeds $345; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 2.50% due 8/1/27; valued at $352)	345	345
		839
Total Securities held as Collateral on Loaned Securities (Cost $9,551)		9,551
	Shares	Value (000)
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $6,558)	6,557,599	$6,558
Total Short-Term Investments (Cost $16,109)		16,109
Total Investments (102.6%) (Cost $355,965) Including $11,931 of Securities Loaned (d)(e)		437,883
Liabilities in Excess of Other Assets (-2.6%)		(11,017)
Net Assets (100.0%)		$426,866

(a)  Security trades on the Hong Kong exchange.

(b)  All or a portion of this security was on loan at December 31, 2012.

(c)  Non-income producing security.

(d)  Securities are available for collateral in connection with open foreign currency exchange contracts.

(e)  The approximate fair value and percentage of net assets, $357,583,000 and 83.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at December 31, 2012:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (000)
State Street Bank and Trust Co.	JPY	91,294	$1,054	1/24/13	USD	1,085	$1,085	$31
State Street Bank and Trust Co.	JPY	40,122	463	1/24/13	USD	464	464	1
			$1,517				$1,549	$32

JPY  — Japanese Yen

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Emerging Markets Equity Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $340,245)	$419,585
Investment in Securities of Affiliated Issuers, at Value (Cost $15,720)	18,298
Total Investments in Securities, at Value (Cost $355,965)	437,883
Foreign Currency, at Value (Cost $734)	735
Receivable for Investments Sold	1,634
Dividends Receivable	341
Cash	340
Receivable for Portfolio Shares Sold	175
Unrealized Appreciation on Foreign Currency Exchange Contracts	32
Tax Reclaim Receivable	17
Receivable from Affiliate	1
Other Assets	18
Total Assets	441,176
Liabilities:
Collateral on Securities Loaned, at Value	9,891
Payable for Investments Purchased	2,139
Payable for Advisory Fees	1,082
Payable for Portfolio Shares Redeemed	436
Deferred Capital Gain Country Tax	427
Payable for Custodian Fees	135
Payable for Administration Fees	89
Payable for Professional Fees	46
Distribution Fees — Class II Shares	3
Payable for Directors' Fees and Expenses	3
Other Liabilities	59
Total Liabilities	14,310
NET ASSETS	$426,866
Net Assets Consist of:
Paid-in-Capital	$390,159
Accumulated Undistributed Net Investment Income	412
Accumulated Net Realized Loss	(45,226)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $427 Deferred Capital Gain Country Tax)	78,913
Investments in Affiliates	2,578
Foreign Currency Exchange Contracts	32
Foreign Currency Translations	(2)
Net Assets	$426,866
CLASS I:
Net Assets	$302,315
Net Asset Value, Offering and Redemption Price Per Share Applicable to 20,111,297 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$15.03
CLASS II:
Net Assets	$124,551
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,315,675 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$14.98
(1) Including:
Securities on Loan, at Value:	$11,931

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Emerging Markets Equity Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,276 of Foreign Taxes Withheld)	$9,530
Dividends from Security of Affiliated Issuer	13
Interest from Securities of Unaffiliated Issuers (Net of $ —@ Foreign Taxes Withheld)	4
Income from Securities Loaned — Net	242
Total Investment Income	9,789
Expenses:
Advisory Fees (Note B)	6,103
Administration Fees (Note C)	1,225
Distribution Fees — Class II Shares (Note D)	566
Custodian Fees (Note F)	531
Professional Fees	102
Shareholder Reporting Fees	77
Directors' Fees and Expenses	16
Pricing Fees	14
Other Expenses	28
Expenses Before Non Operating Expenses	8,662
Bank Overdraft Expense	1
Total Expenses	8,663
Waiver of Advisory Fees (Note B)	(969)
Distribution Fees — Class II Shares Waived (Note D)	(485)
Rebate from Morgan Stanley Affiliate (Note H)	(44)
Expense Offset (Note F)	(— @)
Net Expenses	7,165
Net Investment Income	2,624
Realized Gain (Loss):
Investments Sold (Net of $627 Deferred Capital Gain Country Tax)	46,349
Investments in Affiliates	1,323
Foreign Currency Exchange Contracts	(55)
Foreign Currency Transactions	(88)
Futures Contracts	4,026
Net Realized Gain	51,555
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $9)	68,067
Investments in Affiliates	(338)
Foreign Currency Exchange Contracts	32
Foreign Currency Translations	9
Net Change in Unrealized Appreciation (Depreciation)	67,770
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	119,325
Net Increase in Net Assets Resulting from Operations	$121,949

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Emerging Markets Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,624	$7,804
Net Realized Gain	51,555	35,218
Net Change in Unrealized Appreciation (Depreciation)	67,770	(239,948)
Net Increase (Decrease) in Net Assets Resulting from Operations	121,949	(196,926)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(2,412)
Class II:
Net Investment Income	—	(1,597)
Total Distributions	—	(4,009)
Capital Share Transactions:(1)
Class I:
Subscribed	50,263	75,331
Distributions Reinvested	—	2,412
Redeemed	(241,752)	(219,734)
Class II:
Subscribed	20,755	34,447
Distributions Reinvested	—	1,597
Redeemed	(308,100)	(84,214)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(478,834)	(190,161)
Total Decrease in Net Assets	(356,885)	(391,096)
Net Assets:
Beginning of Period	783,751	1,174,847
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $412 and $(2,932))	$426,866	$783,751
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,801	5,159
Shares Issued on Distributions Reinvested	—	156
Shares Redeemed	(17,503)	(15,794)
Net Decrease in Class I Shares Outstanding	(13,702)	(10,479)
Class II:
Shares Subscribed	1,515	2,418
Shares Issued on Distributions Reinvested	—	104
Shares Redeemed	(22,012)	(5,874)
Net Decrease in Class II Shares Outstanding	(20,497)	(3,352)

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Financial Highlights

Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$12.53		$15.38		$13.01		$7.66		$24.27
Income (Loss) from Investment Operations:
Net Investment Income†	0.08		0.11		0.04		0.04		0.08
Net Realized and Unrealized Gain (Loss)	2.42		(2.90)		2.37		5.31		(11.33)
Total from Investment Operations	2.50		(2.79)		2.41		5.35		(11.25)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.06)		(0.08)		—		—
Net Realized Gain	—		—		—		—		(5.36)
Total Distributions	—		(0.06)		(0.08)		—		(5.36)
Regulatory Settlement Proceeds	—		—		0.04	^^	—		—
Net Asset Value, End of Period	$15.03		$12.53		$15.38		$13.01		$7.66
Total Return ++	19.95%		(18.22)%		19.02%		69.84%		(56.62)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$302,315		$423,692		$681,350		$591,835		$350,649
Ratio of Expenses to Average Net Assets(1)	1.44	%+††^	1.56	%+††^	1.59	%+††	1.59	%+	1.60%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.44	%+††	N/A		N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(1)	0.56	%+††	0.80	%+††	0.30	%+††	0.41	%+	0.52%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01	%††	0.01%		0.00%§
Portfolio Turnover Rate	46%		57%		63%		64%		98%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.65	%††	1.60	%††	1.61	%+††	1.61	%+	1.62%+
Net Investment Income to Average Net Assets	0.35	%††	0.76	%††	0.28	%+††	0.39	%+	0.50%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.31% on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I would have been approximately 18.71%.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.42% for Class I shares. Prior to March 1, 2012, the maximum ratio was 1.55% for Class I shares. Prior to July 1, 2011, the maximum ratio was 1.60% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Financial Highlights

Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$12.50		$15.34		$12.98		$7.63		$24.25
Income (Loss) from Investment Operations:
Net Investment Income†	0.07		0.11		0.03		0.03		0.07
Net Realized and Unrealized Gain (Loss)	2.41		(2.90)		2.37		5.32		(11.33)
Total from Investment Operations	2.48		(2.79)		2.40		5.35		(11.26)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.05)		(0.08)		—		—
Net Realized Gain	—		—		—		—		(5.36)
Total Distributions	—		(0.05)		(0.08)		—		(5.36)
Regulatory Settlement Proceeds	—		—		0.04	^^	—		—
Net Asset Value, End of Period	$14.98		$12.50		$15.34		$12.98		$7.63
Total Return ++	19.84%		(18.24)%		18.94%		70.12%		(56.74)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$124,551		$360,059		$493,497		$407,865		$207,702
Ratio of Expenses to Average Net Assets(1)	1.49	%+††^	1.61	%+††^	1.64	%+††	1.64	%+	1.65%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.49	%+††	N/A		N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(1)	0.51	%+††	0.75	%+††	0.25	%+††	0.34	%+	0.47%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01	%††	0.01%		0.00%§
Portfolio Turnover Rate	46%		57%		63%		64%		98%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.00	%††	1.95	%††	1.96	%+††	1.96	%+	1.97%+
Net Investment Income (Loss) to Average Net Assets	(0.00	)%††§	0.41	%††	(0.07	)%+††	0.02	%+	0.15%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.31% on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class II would have been approximately 18.63%.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.47% for Class II shares. Prior to March 1, 2012, the maximum ratio was 1.60% for Class II shares. Prior to July 1, 2011, the maximum ratio was 1.65% for Class II shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$420	$—	$420
Air Freight & Logistics	—	2,283	—	2,283
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Airlines	$2,069	$1,372	$—	$3,441
Auto Components	—	845	—	845
Automobiles	—	11,491	—	11,491
Beverages	6,303	11,435	—	17,738
Chemicals	6,732	7,738	—	14,470
Commercial Banks	9,570	48,864	—	58,434
Commercial Services & Supplies	—	845	—	845
Computers & Peripherals	—	2,698	—	2,698
Construction & Engineering	—	8,462	—	8,462
Construction Materials	4,123	6,070	—	10,193
Diversified Consumer Services	—	937	—	937
Diversified Financial Services	515	11,100	—	11,615
Diversified Telecommunication Services	—	5,482	—	5,482
Electronic Equipment, Instruments & Components	—	3,831	—	3,831
Energy Equipment & Services	—	1,792	—	1,792
Food & Staples Retailing	6,887	11,830	—	18,717
Food Products	3,132	19,306	—	22,438
Health Care Providers & Services	—	5,275	—	5,275
Hotels, Restaurants & Leisure	4,107	2,436	—	6,543
Household Durables	—	2,856	—	2,856
Household Products	—	2,405	—	2,405
Independent Power Producers & Energy Traders	—	1,735	—	1,735
Industrial Conglomerates	2,211	9,954	—	12,165
Information Technology Services	—	4,062	—	4,062
Insurance	—	17,170	—	17,170
Internet Software & Services	1,182	5,998	—	7,180
Machinery	—	1,499	—	1,499
Media	2,764	8,853	—	11,617
Metals & Mining	3,702	4,326	—	8,028
Multi-line Retail	—	4,384	—	4,384
Oil, Gas & Consumable Fuels	7,866	35,722	—	43,588
Personal Products	—	615	—	615
Pharmaceuticals	—	13,129	—	13,129
Real Estate Management & Development	—	11,694	—	11,694

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Semiconductors & Semiconductor Equipment	$—	$36,079	$—	$36,079
Software	—	3,807	—	3,807
Specialty Retail	—	3,227	—	3,227
Textiles, Apparel & Luxury Goods	—	6,892	—	6,892
Tobacco	—	5,545	—	5,545
Transportation Infrastructure	—	1,804	—	1,804
Wireless Telecommunication Services	—	11,315	—	11,315
Total Common Stocks	61,163	357,583	—	418,746
Investment Company	3,028	—	—	3,028
Short-Term Investments
Investment Company	15,270	—	—	15,270
Repurchase Agreements	—	839	—	839
Total Short-Term Investments	15,270	839	—	16,109
Foreign Currency Exchange Contracts	—	32	—	32
Total Assets	$79,461	$358,454	$—	$437,915

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $243,258,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2012, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment ob-

jectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or (loss). The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2012.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Exchange Contracts	Unrealized Appreciation on Foreign Currency Exchange Contracts	Currency Risk	$32

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2012 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$(55)
Equity Risk	Futures Contracts	4,026
Total		$3,971
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$32

For the year ended December 31, 2012, the average monthly principal amount of foreign currency exchange contracts was approximately $1,529,000.

5.  Security Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2012 were approximately $11,931,000 and $12,320,000, respectively. The Portfolio received cash collateral of approximately $9,891,000, of which, approximately $9,551,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At December 31, 2012, there was uninvested cash collateral of approximately $340,000, which is not reflected in the Portfolio of Investments. The remaining collateral of approximately $2,429,000 was received in the form of U.S. Government Agencies and Obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
1.25%	1.20%	1.15%	1.00%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 1.04% of the Portfolio's daily net assets.

Effective March 1, 2012, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.42% for Class I shares and 1.47% for Class II shares. Prior to March 1, 2012, the expense limitation would not exceed 1.55% for Class I shares and 1.60% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $969,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2012, this waiver amounted to approximately $485,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$—	$4,009	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and on certain equity securities designated as issued by passive foreign investment companies and foreign capital gain tax, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$720	$(720)	—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,723	$—

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $364,323,000. The aggregate gross unrealized appreciation is approximately $88,244,000 and the aggregate gross unrealized depreciation is approximately $14,684,000 resulting in net unrealized appreciation of approximately $73,560,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$41,129	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

During the year ended December 31, 2012, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $49,200,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $223,438,000 and $693,131,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Morgan Stanley Growth Fund. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $33,000 relating to the Portfolio's investment in the Morgan Stanley Growth Fund. The Morgan Stanley Growth Fund has a cost basis of approximately $450,000 at December 31, 2012.

A summary of the Portfolio's transactions in shares of the Morgan Stanley Growth Fund during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)	Value December 31, 2012 (000)
$3,624	$—	$1,581	$1,323	$—	$3,028

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $11,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$57,482	$162,518	$204,730	$13	$15,270

During the year ended December 31, 2012, the Portfolio incurred approximately $10,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2012, the Portfolio incurred approximately $59,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 52.5% and 69.6%, for Class I and Class II, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Emerging Markets Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2013

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2012.

The Portfolio intends to pass through foreign tax credits of approximately $1,182,000, and has derived net income from sources within foreign countries amounting to approximately $10,642,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

26

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMEANN
IU13-00239P-Y12/12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Global Franchise Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	16
Federal Tax Notice	17
Director and Officer Information	18

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class II	$1,000.00	$1,065.40	$1,019.10	$6.23	$6.09	1.20%

*  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited)

Global Franchise Portfolio

The Global Franchise Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential.

Performance

For the fiscal year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.59%, net of fees, for Class II shares. The Portfolio's Class II shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) World Index (the "Index"), which returned 15.83%.

Factors Affecting Performance

•  Despite the ongoing macro uncertainties, global equity markets delivered strong performance in 2012, with the Index advancing 1.9% in December, returning 2.5% for the fourth quarter and 15.8% for the year.

•  Cyclicals reversed course in 2012, with nearly all cyclical sectors outperforming their defensives counterparts (or more economically sensitive sectors outperforming less economically sensitive sectors) for the year, as relative stability in global economic performance led to significant gains. Financials was the best performing sector, benefiting from the "risk on" trading environment occurring over much of the year and the investor euphoria from yet another round of monetary intervention from the central banks of the U.S., Europe and Japan in the third quarter of 2012. Consumer discretionary, industrials and information technology (IT) all outperformed, while materials, which also turned in solid performance, was the laggard among cyclical sectors. In terms of defensive sectors, both health care and consumer staples solidly performed for the year, as these sectors are less sensitive to macroeconomics. However, the energy sector suffered as the 15% fall in the oil price over the course of the year suggested that the macro picture was not exactly positive. Utilities was the worst performing sector for the year.

•  The Portfolio posted strong absolute and relative performance over the full year.

•  The Portfolio's performance benefited from strong stock selection in IT and industrials, and from the lack of exposure to energy, one of the worst performing sectors of the year. However, it was not enough to offset the overweight allocation to, coupled with weak stock selection in, consumer staples and the underweight allocation to financials, which as noted earlier, the best performing sector for the year.

•  Positive contributors to performance during the period were Reckitt Benckiser, Nestle and Visa.*

•  The largest detractors were Herbalife, Scotts Miracle-Gro and Swedish Match.*

*  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

Management Strategies

•  The economic prognosis for the future looks uncertain for equity markets. There have been many positive signs emerging in almost every major economy around the world, such as the steady progress in the statistics for U.S. house building, the closing of the current account deficits among the countries of the troubled European periphery and the potential for growth in Chinese infrastructure and residential housing, combined with the reform, notably of land ownership, that the new generation of Chinese political leadership may bring. However, we must consider these positive signs in the context of the effects of central bank money printing. The recent spiking of the Japanese market is a reminder of precisely how much of an impact the prospect of money printing can have on equity markets. We believe that quantitative easing (QE) is itself creating some big problems for the market, particularly if it distorts the price of risk. While the main distortion is to bond markets it is clear equity markets are also affected directly through financial company earnings and more indirectly by valuation comparisons with bonds. This has the immediate effect of making equities more vulnerable than they were in 2012.

•  We believe the other concern with QE is an increase in regulations as governments step in to regulate and reorder "offending" industries, leading to more uncertainty for investors. In the financial services industry, the biggest hits to the banking world over the past year have not been from asset write-downs but from regulators' fines. However, across the utility sector, telecoms, media and the mining industry, regulatory intrusions, fines and taxes have also appeared with increasing frequency and impact. We believe that this marks just the beginning of a sea of change against free markets that may create new challenges for equity investors in individual companies.

•  In the meantime, whatever the temporary successes or ultimate catastrophic risks in QE, there remains the

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

unavoidable need for debt to be reduced in the balance sheets of most of the developing world. Just as in Japan, equity investors are likely to find that periods of cyclical reprieve are replaced by the longer-term inclination and need to delever. It is this function of the balance sheet recession that means that such cyclical currents could be amplified on the downside.

•  In this current environment, we believe only the strongest companies can prosper; those with pricing power, strong profit structures and solid balance sheets. These types of companies are in short supply, and structurally, these companies should command an additional premium for their resilience to an earnings cycle that appears to be topping out for lower quality companies.

•  Clients know us for our disciplined focus on finding what we consider high quality companies and, given this uncertain environment, our bias to quality and our desire to remain focused on the Global Franchise philosophy of investing remains strong. We look for what we believe are high-quality franchises, built on dominant and durable intangible assets, which possess pricing power and low capital intensity. This involves investing in well-run companies that can capitalize on their intangible assets to compound shareholder wealth at a superior rate over the long-term. We follow a disciplined investment process based on fundamental analysis and bottom-up stock selection with sector, industry and stock weights driven by an assessment of each stock's quality and value characteristics. The end result is a portfolio aimed at earning attractive absolute returns with less volatility than the broader markets.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1)

	Period Ended December 31, 2012
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Portfolio – Class II(3)	15.59%	5.77%	—	11.05%
MSCI World Index	15.83	–1.18	—	7.41

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 24 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*  Commenced operations on April 30, 2003.

In accordance with SEC regulation, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Classification	Percentage of Total Investments
Food Products	24.7%
Tobacco	24.0
Other**	16.1
Household Products	11.1
Beverages	8.7
Software	8.3
Information Technology Services	7.1
Total Investments	100.0%

**  Industries and/or investment types representing less than 5% of total investments.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (97.6%)
Finland (1.3%)
Kone Oyj, Class B	12,661	$937
France (6.4%)
Legrand SA	28,926	1,221
Sanofi	37,243	3,532
		4,753
Germany (4.0%)
SAP AG	37,024	2,966
Italy (1.1%)
Davide Campari-Milano SpA	105,532	811
Netherlands (2.0%)
DE Master Blenders 1753 N.V. (a)	127,145	1,479
Sweden (3.6%)
Swedish Match AB	80,245	2,703
Switzerland (9.7%)
Nestle SA (Registered)	110,247	7,185
United Kingdom (35.8%)
Admiral Group PLC	45,175	865
British American Tobacco PLC	139,676	7,077
Diageo PLC	93,642	2,726
Experian PLC	70,707	1,142
Imperial Tobacco Group PLC	116,627	4,504
Reckitt Benckiser Group PLC	79,811	5,000
Unilever PLC	137,534	5,221
		26,535
United States (33.7%)
Accenture PLC, Class A	50,741	3,374
Dr. Pepper Snapple Group, Inc.	63,745	2,816
Herbalife Ltd.	36,751	1,211
Kraft Foods Group, Inc.	26,855	1,221
Mead Johnson Nutrition Co.	24,485	1,613
Microsoft Corp.	116,543	3,115
Mondelez International, Inc., Class A	56,263	1,433
Moody's Corp.	26,718	1,345
NIKE, Inc., Class B	11,992	619
Philip Morris International, Inc.	39,746	3,324
Procter & Gamble Co. (The)	46,667	3,168
Visa, Inc., Class A	11,921	1,807
		25,046
Total Common Stocks (Cost $51,291)		72,415
	Shares	Value (000)
Short-Term Investment (1.4%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $1,013)	1,012,891	$1,013
Total Investments (99.0%) (Cost $52,304) (b)		73,428
Other Assets in Excess of Liabilities (1.0%)		762
Net Assets (100.0%)		$74,190

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $47,369,000 and 63.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $51,291)	$72,415
Investment in Security of Affiliated Issuer, at Value (Cost $1,013)	1,013
Total Investments in Securities, at Value (Cost $52,304)	73,428
Foreign Currency, at Value (Cost $—@)	—	@
Receivable for Investments Sold	754
Dividends Receivable	84
Tax Reclaim Receivable	66
Receivable for Portfolio Shares Sold	55
Receivable from Affiliate	—	@
Other Assets	2
Total Assets	74,389
Liabilities:
Payable for Advisory Fees	127
Payable for Professional Fees	26
Payable for Administration Fees	16
Payable for Custodian Fees	9
Payable for Portfolio Shares Redeemed	6
Distribution Fees — Class II Shares	3
Other Liabilities	12
Total Liabilities	199
NET ASSETS	$74,190
Net Assets Consist of:
Paid-in-Capital	$45,154
Accumulated Undistributed Net Investment Income	1,877
Accumulated Undistributed Net Realized Gain	6,035
Unrealized Appreciation (Depreciation) on:
Investments	21,124
Foreign Currency Translations	(—	@)
Net Assets	$74,190
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,299,450 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$17.26

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $102 of Foreign Taxes Withheld)	$2,831
Dividends from Security of Affiliated Issuer	— @
Total Investment Income	2,831
Expenses:
Advisory Fees (Note B)	654
Distribution Fees — Class II Shares (Note D)	286
Administration Fees (Note C)	204
Professional Fees	73
Custodian Fees (Note F)	31
Shareholder Reporting Fees	14
Pricing Fees	5
Directors' Fees and Expenses	3
Other Expenses	11
Total Expenses	1,281
Distribution Fees — Class II Shares Waived (Note D)	(245)
Waiver of Advisory Fees (Note B)	(55)
Rebate from Morgan Stanley Affiliate (Note H)	(2)
Expense Offset (Note F)	(— @)
Net Expenses	979
Net Investment Income	1,852
Realized Gain:
Investments Sold	6,151
Foreign Currency Transactions	26
Net Realized Gain	6,177
Change in Unrealized Appreciation (Depreciation):
Investments	4,050
Foreign Currency Translations	(7)
Net Change in Unrealized Appreciation (Depreciation)	4,043
Total Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	10,220
Net Increase in Net Assets Resulting from Operations	$12,072

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,852	$1,793
Net Realized Gain	6,177	7,024
Net Change in Unrealized Appreciation (Depreciation)	4,043	(180)
Net Increase in Net Assets Resulting from Operations	12,072	8,637
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(1,784)	(3,057)
Net Realized Gain	(2,590)	—
Total Distributions	(4,374)	(3,057)
Capital Share Transactions:(1)
Class II:
Subscribed	2,728	2,076
Distributions Reinvested	4,374	3,057
Redeemed	(24,174)	(26,940)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(17,072)	(21,807)
Total Decrease in Net Assets	(9,374)	(16,227)
Net Assets:
Beginning of Period	83,564	99,791
End of Period (Including Accumulated Undistributed Net Investment Income of $1,877 and $1,783)	$74,190	$83,564
(1) Capital Share Transactions:
Class II:
Shares Subscribed	161	133
Shares Issued on Distributions Reinvested	265	184
Shares Redeemed	(1,422)	(1,705)
Net Decrease in Class II Shares Outstanding	(996)	(1,388)

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Financial Highlights

Global Franchise Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2012	2011	2010		2009		2008
Net Asset Value, Beginning of Period	$15.78	$14.93	$13.17		$11.81		$18.09
Income (Loss) from Investment Operations:
Net Investment Income†	0.38	0.30	0.26		0.19		0.37
Net Realized and Unrealized Gain (Loss)	2.04	1.08	1.58		2.87		(5.42)
Total from Investment Operations	2.42	1.38	1.84		3.06		(5.05)
Distributions from and/or in Excess of:
Net Investment Income	(0.38)	(0.53)	(0.08)		(1.03)		(0.27)
Net Realized Gain	(0.56)	—	—		(0.67)		(0.96)
Total Distributions	(0.94)	(0.53)	(0.08)		(1.70)		(1.23)
Net Asset Value, End of Period	$17.26	$15.78	$14.93		$13.17		$11.81
Total Return ++	15.59%	9.05%	14.05%		29.56%		(28.94)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$74,190	$83,564	$99,791		$109,933		$99,394
Ratio of Expenses to Average Net Assets(1)	1.20%+	1.20%+	1.20	%+	1.18	%+	1.18%+
Ratio of Net Investment Income to Average Net Assets(1)	2.27%+	1.91%+	1.92	%+	1.65	%+	2.47%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	21%	19%	35%		18%		26%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.57%	1.54%	1.50	%+	1.48	%+	1.48%+
Net Investment Income to Average Net Assets	1.90%	1.57%	1.62	%+	1.35	%+	2.17%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Franchise Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers), seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that they believe have, among other things, resilient business franchises and growth potential. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$2,816	$3,537	$—	$6,353
Diversified Financial Services	1,345	—	—	1,345
Electrical Equipment	—	1,221	—	1,221
Food Products	4,267	13,885	—	18,152
Household Products	3,168	5,000	—	8,168
Information Technology Services	5,181	—	—	5,181
Insurance	—	865	—	865
Machinery	—	937	—	937
Personal Products	1,211	—	—	1,211
Pharmaceuticals	—	3,532	—	3,532
Professional Services	—	1,142	—	1,142
Software	3,115	2,966	—	6,081
Textiles, Apparel & Luxury Goods	619	—	—	619
Tobacco	3,324	14,284	—	17,608
Total Common Stocks	25,046	47,369	—	72,415
Short-Term Investment — Investment Company	1,013	—	—	1,013
Total Assets	$26,059	$47,369	$—	$73,428

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $39,631,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2012, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.73% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.20% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $55,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2012, this waiver amounted to approximately $245,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,784	$2,590	$3,057	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$26	$(26)	$—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,880	$6,126

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $52,395,000. The aggregate gross unrealized appreciation is approximately $21,080,000 and the aggregate gross unrealized depreciation is approximately $47,000 resulting in net unrealized appreciation of approximately $21,033,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was

signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $16,446,000 and $35,062,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2012 (000)
$2,107	$19,819	$20,913	$—	@	$1,013

  @  Amount is less than $500.

During the year ended December 31, 2012, the Portfolio incurred approximately $2,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 88.7% for Class II shares.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11,

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

"Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Franchise Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Franchise Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2013

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2012.

For corporate shareholders, 48.1% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $2,590,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2012.

The Portfolio intends to pass through foreign tax credits of approximately $102,000, and has derived net income from sources within foreign countries amounting to approximately $1,827,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square 049481 Singapore

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGFANN
IU13-00238P-Y12/12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Global Real Estate Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
Director and Officer Information	21

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class II	$1,000.00	$1,125.70	$1,018.10	$7.48	$7.10	1.40%

*  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited)

Global Real Estate Portfolio

The Global Real Estate Portfolio (the "Portfolio") seeks to provide current income and capital appreciation. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Advisers") seek a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside the U.S. (foreign real estate companies).

Performance

For the fiscal year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 29.94%, net of fees, for Class II shares. The Portfolio's Class II shares outperformed against its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned 28.38%, and outperformed the Morgan Stanley Capital International (MSCI) World Index, which returned 15.83%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  The global real estate securities market gained 28.38% during the 12-month period ending December 31, 2012, as measured by the Index . Each of the major regions experienced strong gains and outperformed the broader equity markets. Real estate share prices have been largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns. Share prices also fluctuated alongside the "risk-on/risk-off" gyrations of the equity markets driven by concerns and developments related to the European sovereign debt crisis, global economic slowdown and continuation/acceleration of stimulative government policy responses.

•  Performance within the Asian and European regional portfolios contributed to performance, while the U.S. regional portfolio was neutral. Top-down global allocation contributed due to the overweight to Asia and underweight to the U.S. Cash held in the Portfolio detracted from performance. In Asia, the Portfolio benefited from stock selection in Japan and Hong Kong; this was partially offset by the underweight to Singapore, which detracted from performance. In Europe, the

Portfolio benefited from stock selection within and the overweight to the U.K. and stock selection in the Netherlands; this was partially offset by the negative impact of stock selection in Germany. In the U.S., the Fund benefited from the overweight to the diversified sector, the underweight to the specialty office sector, and stock selection in the hotel sector; while stock selection in the health care sector and the overweight to the apartment sector detracted from performance.

Management Strategies

•  The global Portfolio is comprised of three regional portfolios with a global allocation, which weights each of the three major regions (U.S., Europe and Asia) based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ending December 31, 2012, the Portfolio was overweight the Asian listed property sector, modestly underweight the European listed property sector and underweight the U.S. listed property sector.

•  The overweight to the Asian region was predominated by the REOCs in Hong Kong and Japan. We continue to believe that the Hong Kong REOCs trade at the widest discounts to NAV on a global basis. The discounted valuations are further accentuated as the Hong Kong REOCs maintain very modest leverage levels. Following significant share price gains, current share prices still reflect a significant decline in rents and capital values for commercial assets and weaker selling prices and volumes for residential developments. Following significant share price gains, the Japan REOCs traded at modest discounts to NAV and continue to offer attractive value versus the Japan REITs. Share prices for the Japanese REOCs appeared to benefit from a significant improvement in sentiment towards the stocks due to expectations for monetary easing, with property values viewed as a key beneficiary of such action. It is also notable that current NAVs are based on cash flows that are at cyclical lows. We continue to maintain a preference for the major REOCs with predominant exposure to prime assets given relatively more stable property fundamentals, the ability to engage in

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

value-added opportunities such as development and redevelopment, well-positioned balance sheets and continued access to financing. This contrasts widely to the Asian REITs, which are passive, externally managed vehicles limited to property ownership, many of which maintain predominant exposure to secondary assets, which have weaker underlying property fundamentals. The Portfolio was underweight the Australian REIT sector and Singapore on relative valuation.

•  In Europe, the Portfolio was overweight in the U.K. and underweight in the Continent. Valuations on the Continent ended the period trading at a modest premium to reported NAVs. On the Continent, the average overall premium is the result of premium valuations for the German residential sector and one large retail owner, and discounts for most other companies. Valuations in the U.K. ended the period trading at a discount to reported NAVs, which still reflect substantial value declines from the peak, especially for retail properties, with smaller declines from the peak for London office assets. In addition, the U.K. companies have more defensive balance sheets with less refinancing risk, lower leverage ratios and longer average debt maturities than companies on the Continent. Finally, the U.K. continues to have a better macroeconomic outlook than the euro zone. As a result, we believe the valuations for the U.K. companies are more attractive both on an absolute basis and also relative to the prevailing valuations on the Continent.

•  The Portfolio was underweight in the U.S., which traded at a premium to NAVs, assuming asset values for high quality assets are just modestly below peak levels achieved in 2007. Within the U.S., the Portfolio was overweight to a group of companies that are focused in the ownership of upscale urban hotels, apartments, central business district office properties and high productivity malls, and underweight to companies concentrated in the ownership of health care, specialty office, self storage and industrial assets.

•  Generally, investment values for core real estate assets have improved due to investors' broadening acceptance of lower expected returns from real estate in today's low return environment, despite a largely muted outlook for operating fundamentals. The outlook for operating fundamentals is for a slow recovery as economic growth is expected to remain subdued and real estate is a lagging participant in economic trends. Most Western markets (and Japan) have been slowly recovering (or bottoming) from significant declines in rents and occupancies, but there are concerns regarding the pace of recovery due to economic weakness and renewed risk of recession (particularly in Europe). There have been pockets of strength, primarily by shorter lease term sectors in the U.S. (apartment, hotel and storage), and high-end malls in the U.S. continue to feature the strongest operating results among the commercial sectors. In addition, key Asian markets (Hong Kong and Singapore) feature low vacancy levels and landlords are experiencing increased rents on tenant expirations.

•  We continue to maintain strong conviction to our value-oriented, bottom-up driven investment strategy, which is focused on investing in stocks that offer exposure to the direct property markets at the best relative valuations.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors(1) and the Morgan Stanley Capital International (MSCI) World Index(2)

	Period Ended December 31, 2012
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class II(4)	29.94%	2.36%	—	3.61%
FTSE EPRA/NAREIT Developed Real Estate Net Index	28.38	0.71	—	2.85
MSCI World Index	15.83	–1.18	—	1.75

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the developed world. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to US Investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 24 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on April 28, 2006.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*  Commenced operations on April 28, 2006.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	37.1%
Retail	24.3
Office	12.0
Other*	11.2
Residential	10.1
Health Care	5.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.9%)
Australia (8.6%)
Centro Retail Australia REIT	164,290	$389
CFS Retail Property Trust Group REIT	138,551	278
Commonwealth Property Office Fund REIT	257,225	275
Dexus Property Group REIT	630,602	669
Goodman Group REIT	120,349	547
GPT Group REIT	230,024	889
Investa Office Fund REIT	39,768	124
Mirvac Group REIT	368,831	575
Stockland REIT	171,415	632
Westfield Group REIT	264,575	2,919
Westfield Retail Trust REIT	330,939	1,041
		8,338
Austria (0.1%)
Atrium European Real Estate Ltd.	22,436	132
Conwert Immobilien Invest SE	1,600	21
		153
Belgium (0.1%)
Befimmo SCA Sicafi REIT	529	34
Cofinimmo REIT	557	66
		100
Brazil (0.7%)
BR Malls Participacoes SA	2,160	29
BR Properties SA	18,400	229
Iguatemi Empresa de Shopping Centers SA	17,200	229
PDG Realty SA Empreendimentos e Participacoes	95,600	158
		645
Canada (2.6%)
Boardwalk REIT	9,560	620
Brookfield Canada Office Properties REIT	4,237	125
Calloway REIT	6,054	176
Canadian Apartment Properties REIT	2,008	50
Crombie Real Estate Investment Trust REIT	7,800	116
Extendicare Inc.	19,280	148
First Capital Realty, Inc.	4,200	80
Primaris Retail Real Estate Investment Trust REIT	2,520	68
RioCan REIT	39,686	1,100
		2,483
China (1.9%)
Agile Property Holdings Ltd. (a)	396,000	567
China Overseas Grand Oceans Group Ltd. (a)	150,000	183
China Resources Land Ltd. (a)	79,000	217
Country Garden Holdings Co., Ltd. (a)(b)	969,415	519
Guangzhou R&F Properties Co., Ltd. H Shares (a)	80,800	136
Shimao Property Holdings Ltd. (a)	108,000	208
		1,830
Finland (0.2%)
Citycon Oyj	11,724	40
Sponda Oyj	31,700	151
		191
	Shares	Value (000)
France (3.6%)
Altarea REIT	489	$76
Fonciere Des Regions REIT	1,556	130
Gecina SA REIT	2,223	248
ICADE REIT	3,084	277
Klepierre REIT	8,031	324
Mercialys SA REIT	13,221	300
Societe de la Tour Eiffel REIT	892	53
Societe Immobiliere de Location pour l'Industrie et le Commerce REIT	983	108
Unibail-Rodamco SE REIT	8,239	2,017
		3,533
Germany (0.5%)
Alstria Office AG REIT	16,604	203
Deutsche Euroshop AG	3,289	138
GSW Immobilien AG	1,590	67
Prime Office AG REIT	19,866	85
		493
Hong Kong (15.6%)
Hang Lung Properties Ltd.	140,000	561
Henderson Land Development Co., Ltd.	107,765	768
Hongkong Land Holdings Ltd.	373,500	2,627
Hysan Development Co., Ltd.	196,921	952
Kerry Properties Ltd.	200,699	1,048
Link REIT (The)	151,500	758
New World Development Co., Ltd.	382,515	600
Sino Land Co., Ltd.	436,100	790
Sun Hung Kai Properties Ltd.	371,804	5,612
Swire Properties Ltd.	204,900	689
Wharf Holdings Ltd.	95,816	758
		15,163
India (0.1%)
Religare Health Trust (Units) (b)(c)	104,000	76
Italy (0.2%)
Beni Stabili SpA	269,750	159
Japan (10.6%)
Activia Properties, Inc. REIT	5	31
Daiwa House Investment Corp. REIT (b)	8	51
GLP J REIT (b)	334	255
Japan Logistics Fund, Inc. REIT	2	17
Japan Real Estate Investment Corp. REIT	55	539
Japan Retail Fund Investment Corp. REIT	19	35
Mitsubishi Estate Co., Ltd.	153,000	3,658
Mitsui Fudosan Co., Ltd.	112,000	2,736
Nippon Building Fund, Inc. REIT	56	577
NTT Urban Development Corp.	85	82
Sumitomo Realty & Development Co., Ltd.	64,000	2,127
Tokyo Tatemono Co., Ltd.	13,000	67
United Urban Investment Corp. REIT	53	61
		10,236
Malta (0.0%)
BGP Holdings PLC (b)(d)(e)	5,886,464	—
The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Netherlands (0.6%)
Corio N.V. REIT	6,914	$315
Eurocommercial Properties N.V. CVA REIT	3,654	146
Vastned Retail N.V. REIT	1,272	55
Wereldhave N.V. REIT	887	57
		573
Norway (0.1%)
Norwegian Property ASA	99,121	153
Singapore (3.4%)
CapitaCommercial Trust REIT	160,000	221
CapitaLand Ltd.	329,000	1,009
CapitaMall Trust REIT	234,000	410
CapitaMalls Asia Ltd.	120,000	193
City Developments Ltd.	25,000	267
Global Logistic Properties Ltd.	240,000	552
Keppel Land Ltd.	29,000	97
Mapletree Commercial Trust REIT	114,000	114
Suntec REIT	148,000	204
UOL Group Ltd.	41,000	202
		3,269
Sweden (0.7%)
Atrium Ljungberg AB, Class B	10,121	135
Castellum AB	14,588	207
Hufvudstaden AB, Class A	30,268	384
		726
Switzerland (1.1%)
Mobimo Holding AG (Registered) (b)	325	78
PSP Swiss Property AG (Registered) (b)	7,708	731
Swiss Prime Site AG (Registered) (b)	2,701	226
		1,035
United Kingdom (6.0%)
Big Yellow Group PLC REIT	20,716	119
British Land Co., PLC REIT	93,136	866
Capital & Counties Properties PLC	43,121	170
Capital & Regional PLC (b)	236,701	109
Capital Shopping Centres Group PLC REIT	50,981	287
Derwent London PLC REIT	7,880	271
Grainger PLC	82,710	160
Great Portland Estates PLC REIT	35,154	281
Hammerson PLC REIT	98,466	793
Land Securities Group PLC REIT	82,887	1,121
LXB Retail Properties PLC (b)	169,987	324
Metric Property Investments PLC REIT	90,235	148
Quintain Estates & Development PLC (b)	173,502	147
Safestore Holdings PLC	145,820	257
Segro PLC REIT	60,453	248
Shaftesbury PLC REIT	13,545	126
ST Modwen Properties PLC	48,882	184
Unite Group PLC	56,747	255
		5,866
	Shares	Value (000)
United States (42.2%)
Acadia Realty Trust REIT	9,361	$235
Alexandria Real Estate Equities, Inc. REIT	2,150	149
Apartment Investment & Management Co., Class A REIT	17,205	466
Ashford Hospitality Trust, Inc. REIT	18,110	190
Assisted Living Concepts, Inc., Class A	23,450	229
AvalonBay Communities, Inc. REIT	12,143	1,646
Boston Properties, Inc. REIT	17,300	1,831
BRE Properties, Inc. REIT	7,220	367
Brookfield Office Properties, Inc.	45,441	773
Camden Property Trust REIT	13,561	925
Corporate Office Properties Trust REIT	1,900	47
Cousins Properties, Inc. REIT	46,393	387
DCT Industrial Trust, Inc. REIT	80,060	520
Digital Realty Trust, Inc. REIT	6,890	468
Duke Realty Corp. REIT	25,030	347
Equity Lifestyle Properties, Inc. REIT	11,470	772
Equity Residential REIT	65,499	3,712
Essex Property Trust, Inc. REIT	1,140	167
Federal Realty Investment Trust REIT	3,811	396
Forest City Enterprises, Inc., Class A (b)	86,597	1,399
General Growth Properties, Inc. REIT	65,146	1,293
HCP, Inc. REIT	49,402	2,232
Healthcare Realty Trust, Inc. REIT	39,917	958
Host Hotels & Resorts, Inc. REIT	153,029	2,398
Hudson Pacific Properties, Inc. REIT	15,800	333
Lexington Realty Trust REIT	3,810	40
Macerich Co. (The) REIT	15,892	927
Mack-Cali Realty Corp. REIT	31,303	817
ProLogis, Inc. REIT	17,479	638
PS Business Parks, Inc. REIT	3,378	219
Public Storage REIT	9,726	1,410
Regency Centers Corp. REIT	34,699	1,635
Retail Opportunity Investments Corp. REIT	8,064	104
Senior Housing Properties Trust REIT	48,944	1,157
Simon Property Group, Inc. REIT	36,481	5,767
SL Green Realty Corp. REIT	5,261	403
Sovran Self Storage, Inc. REIT	2,560	159
Starwood Hotels & Resorts Worldwide, Inc.	29,814	1,710
Starwood Property Trust, Inc. REIT	8,825	203
UDR, Inc. REIT	16,540	393
Ventas, Inc. REIT	5,860	379
Vornado Realty Trust REIT	31,739	2,542
Winthrop Realty Trust REIT	11,800	130
		40,873
Total Common Stocks (Cost $70,832)		95,895

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Short-Term Investment (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $837)	837,406	$837
Total Investments (99.8%) (Cost $71,669) (f)		96,732
Other Assets in Excess of Liabilities (0.2%)		182
Net Assets (100.0%)		$96,914

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(d)  Security has been deemed illiquid at December 31, 2012.

(e)  At December 31, 2012, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. The security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  The approximate fair value and percentage of net assets, $52,233,000 and 53.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $70,832)	$95,895
Investment in Security of Affiliated Issuer, at Value (Cost $837)	837
Total Investments in Securities, at Value (Cost $71,669)	96,732
Foreign Currency, at Value (Cost $205)	206
Dividends Receivable	234
Receivable for Investments Sold	171
Receivable for Portfolio Shares Sold	56
Tax Reclaim Receivable	5
Receivable from Affiliate	—	@
Other Assets	5
Total Assets	97,409
Liabilities:
Payable for Advisory Fees	134
Payable for Portfolio Shares Redeemed	130
Payable for Investments Purchased	103
Payable for Custodian Fees	37
Payable for Professional Fees	31
Distribution Fees — Class II Shares	20
Payable for Administration Fees	20
Other Liabilities	20
Total Liabilities	495
NET ASSETS	$96,914
Net Assets Consist of:
Paid-in-Capital	$182,924
Accumulated Undistributed Net Investment Income	1,192
Accumulated Net Realized Loss	(112,266)
Unrealized Appreciation (Depreciation) on:
Investments	25,063
Foreign Currency Translations	1
Net Assets	$96,914
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,241,146 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.46

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $159 of Foreign Taxes Withheld)	$2,621
Dividends from Security of Affiliated Issuer	1
Total Investment Income	2,622
Expenses:
Advisory Fees (Note B)	754
Distribution Fees — Class II Shares (Note D)	311
Administration Fees (Note C)	222
Custodian Fees (Note F)	126
Professional Fees	79
Pricing Fees	14
Directors' Fees and Expenses	3
Shareholder Reporting Fees	1
Other Expenses	11
Total Expenses	1,521
Waiver of Advisory Fees (Note B)	(190)
Distribution Fees — Class II Shares Waived (Note D)	(89)
Rebate from Morgan Stanley Affiliate (Note H)	(2)
Net Expenses	1,240
Net Investment Income	1,382
Realized Gain:
Investments Sold	1,634
Foreign Currency Transactions	14
Net Realized Gain	1,648
Change in Unrealized Appreciation (Depreciation):
Investments	20,070
Foreign Currency Translations	1
Net Change in Unrealized Appreciation (Depreciation)	20,071
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	21,719
Net Increase in Net Assets Resulting from Operations	$23,101

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,382	$1,064
Net Realized Gain	1,648	4,369
Net Change in Unrealized Appreciation (Depreciation)	20,071	(14,710)
Net Increase (Decrease) in Net Assets Resulting from Operations	23,101	(9,277)
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(486)	(2,982)
Total Distributions	(486)	(2,982)
Capital Share Transactions:(1)
Class II:
Subscribed	10,177	10,505
Distributions Reinvested	486	2,982
Redeemed	(15,681)	(13,235)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(5,018)	252
Total Increase (Decrease) in Net Assets	17,597	(12,007)
Net Assets:
Beginning of Period	79,317	91,324
End of Period (Including Accumulated Undistributed Net Investment Income of $1,192 and $30)	$96,914	$79,317
(1) Capital Share Transactions:
Class II:
Shares Subscribed	1,195	1,294
Shares Issued on Distributions Reinvested	57	340
Shares Redeemed	(1,853)	(1,670)
Net Decrease in Class II Shares Outstanding	(601)	(36)

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Financial Highlights

Global Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2012	2011	2010		2009		2008
Net Asset Value, Beginning of Period	$7.32	$8.40	$7.72		$5.46		$10.92
Income (Loss) from Investment Operations:
Net Investment Income†	0.13	0.10	0.16		0.12		0.14
Net Realized and Unrealized Gain (Loss)	2.06	(0.91)	1.36		2.14		(4.67)
Total from Investment Operations	2.19	(0.81)	1.52		2.26		(4.53)
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	(0.27)	(0.84)		(0.00	)‡	(0.28)
Net Realized Gain	—	—	—		—		(0.65)
Total Distributions	(0.05)	(0.27)	(0.84)		(0.00	)‡	(0.93)
Net Asset Value, End of Period	$9.46	$7.32	$8.40		$7.72		$5.46
Total Return ++	29.94%	(10.15)%	22.32%		41.42%		(44.34)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$96,914	$79,317	$91,324		$346,514		$314,162
Ratio of Expenses to Average Net Assets(1)	1.40%+	1.40%+	1.40	%+††	1.40	%+	1.40%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	1.40	%+††	N/A		N/A
Ratio of Net Investment Income to Average Net Assets(1)	1.56%+	1.19%+	1.81	%+††	2.03	%+	1.69%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%††§	0.00	%§	0.00%§
Portfolio Turnover Rate	29%	24%	31%		64%		33%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.71%	1.67%	1.63	%+††	1.56	%+	1.57%+
Net Investment Income to Average Net Assets	1.24%	0.92%	1.58	%+††	1.87	%+	1.52%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Real Estate Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek to provide current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside of the U.S. (foreign real estate companies). The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Commercial Financing	$203	$—	$—		$203
Diversified	5,017	30,839	—	†	35,856
Health Care	5,103	76	—		5,179
Industrial	1,413	1,364	—		2,777
Lodging/Resorts	4,298	—	—		4,298
Mixed Industrial/Office	566	229	—		795
Office	4,478	7,147	—		11,625
Residential	9,118	623	—		9,741
Retail	11,897	11,579	—		23,476
Self Storage	1,569	376	—		1,945
Total Common Stocks	43,662	52,233	—	†	95,895
Short-Term Investment – Investment Company	837	—	—		837
Total Assets	$44,499	$52,233	$—	†	$96,732

† Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $47,955,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2012	$—

† Includes a security that is valued at zero.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2012, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year under review is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the average daily net assets of the Portfolio.

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.63% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.40% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $190,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan

Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2012, this waiver amounted to approximately $89,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$486	$—	$2,982	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, gains and basis adjustments on certain equity securities designated as issued by passive foreign investment companies and basis adjustments for return of capital sold, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
$266	$(266)	$—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,553	$—

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $83,103,000. The aggregate gross unrealized appreciation is approximately $14,154,000 and the aggregate gross unrealized depreciation is approximately $525,000 resulting in net unrealized appreciation of approximately $13,629,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the Portfolio had available for Federal income tax purposes unused long term capital losses of approximately $430,000 that do not have an expiration date.

In addition, at December 31, 2012, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$102,855	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

long-term U.S. Government securities and short-term investments, were approximately $25,410,000 and $30,201,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$427	$14,506	$14,096	$1	$837

During the year ended December 31, 2012, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2012, the Portfolio incurred approximately $2,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 90.0% for Class II shares.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting – Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall – Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements.

The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2013

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2012.

For corporate shareholders, 3.0% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2012.

The Portfolio intends to pass through foreign tax credits of approximately $158,000, and has derived net income from sources within foreign countries amounting to approximately $3,220,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

Interested Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

23

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square 049481 Singapore

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGREANN
IU13-00270P-Y12/12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Global Tactical Asset Allocation Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	25
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	37
Federal Tax Notice	38
Director and Officer Information	39

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example (unaudited)

Global Tactical Asset Allocation Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Tactical Asset Allocation Portfolio Class I	$1,000.00	$1,082.80	$1,020.36	$4.97	$4.82	0.95%
Global Tactical Asset Allocation Portfolio Class II	1,000.00	1,082.60	1,019.86	5.50	5.33	1.05

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited)

Global Tactical Asset Allocation Portfolio

The Global Tactical Asset Allocation Portfolio (the "Portfolio") seeks total return. The Portfolio seeks to achieve total return by investing in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. In seeking to achieve this investment objective, the Portfolio will implement a global tactical approach to achieving total return, and to control risk and volatility.

Performance

For the fiscal year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 13.84%, net of fees, for Class I shares and 13.70%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (the "Index"), which returned 16.13%.

Factors Affecting Performance

•  Global equities rallied strongly in the first quarter of 2012, as easier monetary policy, an improvement in European funding and compression in European sovereign spreads helped spark a rally in risk assets. This rally faltered in the second quarter, as markets succumbed to the weakening trend in global growth, a rise in euro zone risk premia and the recognition that an adequate policy response may not be forthcoming. In the U.S., the unseasonably warm winter provided a temporary boost to economic data early in the year, as consumers spent their money earlier rather than later, but the positive effects dissipated by spring. This and the tighter financial conditions owing to tensions in Europe pervaded the second quarter's activity data. Policymakers came to the rescue in the third quarter, particularly in the U.S. and euro zone. In the U.S., the Federal Reserve announced in September that it would resume expanding its balance sheet by $40 billion per month via mortgage-backed securities (MBS) purchases and would continue its quantitative easing (QE) program as long as the labor market did not improve substantially. And in Europe, European Central Bank (ECB) President Mario Draghi declared the euro to be "irreversible" and that the ECB was ready to do whatever it took to preserve the currency. This declaration sparked a global rally in risky assets, despite the lack of details and immediate action. The final quarter of 2012 was marked by a cyclical upturn in China, recessionary stabilization in Europe, reflation in Japan and fiscal cliff concerns in the U.S.

•  The Portfolio's asset allocation mix of a modest overweight in equities and cash and underweight in fixed income contributed marginally to relative performance.

•  Overweight exposure to euro zone equities (Germany, France and Spain) against an underweight position in U.S. equities boosted relative returns. An overweight position in Eurostoxx dividend futures in the early part of the year also contributed positively to performance.

•  Within U.S. sector selection, an allocation to housing stocks, money center banks and legacy airlines added to relative performance.

•  Average underweight exposure to emerging market equities boosted performance, as growth in China disappointed market expectations during the first half of 2012.

•  Overweight exposure to Spanish government bonds made a positive impact, although underweight exposure to U.S. Treasuries and German bunds more than offset these relative gains.

•  Within currencies, underweight exposure to the euro and Australian dollar added to performance. Fiscal risk premia drove a depreciation of the euro in the second quarter of the year and the combination of lower rates and weaker commodity prices saw the Australian dollar trade lower.

Management Strategies

•  As of December 31, 2012, the Portfolio's allocation was approximately 61% global equities, 26% global fixed income and 13% cash.

•  As the period ended, risky assets have trended higher since June, global growth is accelerating and optimism is high, triggering a distinct sense we've been here before. For the fourth year in a row, investors are faced with the question of whether the upcoming two quarters will play out in disappointment, as experienced in 2009, 2010 and 2011. We are reluctant to embrace the current ebullience and do not believe that current conditions call for big directional positions on risky assets.

•  There are some reasons to be optimistic. We expect European growth to be positive for the full year versus consensus expectations of still negative Gross Domestic Product (GDP) in 2013, though continue to view Spain's unwillingness to trigger the Outright Monetary Transactions with disappointment. In Japan, the Liberal Democratic Party's landslide election victory in

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited) (cont'd)

Global Tactical Asset Allocation Portfolio

December appears to have ushered in a new, pro-growth policy regime. We are not necessarily ruling out the potential of some success here, but we doubt that such reforms will occur in a linear way. In the emerging markets, numerous indicators from China and other emerging markets more broadly have confirmed a meaningful cyclical upswing is underway.

•  But looking a few months ahead, we believe several issues will cloud the outlook and could be negative surprises. First, we expect that fiscal tightening in the US will reduce economic growth by 1.5-2.0% of GDP in the first half of 2013, as tax increases and spending cuts of $230-340 billion are likely to take effect during the first quarter. And yet consensus forecasts seem overly optimistic, in our opinion, accounting for only a modest decline in U.S. GDP from 2.2% in 2012 to 2.0% in 2013.

•  Second, we are watching the risk of monetary accommodation in the U.S. being pulled sooner than the market expects. The assessment of how long the zero rates can remain in place is dependent on the degree of slack in the economy, which we believe may be overestimated. Although ultimately positive for income growth and consumption, we think the potential reassessment of the policy outlook could be an important and turbulent event, particularly for US Treasuries in the second half of 2013.

•  Third, we believe that the deflation of China's investment bubble remains incomplete and that current growth rates cannot be sustained. In our view, the Chinese economy remains unbalanced and overleveraged, and the investment share of GDP won't make the same contribution to growth that it made over the last two decades. We also believe export growth has structurally slowed to single digits from above 25% in the prior decade.

•  All told, we believe that the current upswing in growth will be transient and thus the current environment does not present opportunities for substantial directional exposure. We continue to maintain a large exposure to euro zone assets — in equities and Spanish government bonds, where we still see attractive valuations and the prospect for improving growth. We maintain a large negative bet on U.S. equities, which we expect to underperform as U.S. economic growth disappoints and earnings expectations are missed. We maintain a small short position in U.S. government bonds, as well as a number of other traditionally "safe" assets, which we see as overvalued. Given the cyclical improvement in China and emerging markets, we have gone tactically long Chinese A-Shares, which we believe are trading at deeply discounted valuations relative to history. We continue to find opportunities in developed markets where we see positive structural changes and continued recovery from a deep cyclical trough — for example, long positions in U.S. legacy airlines and money center banks.

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1)

	Period Ended December 31, 2012
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	13.84%	–3.19%	7.32%	3.54%
MSCI All Country World Index	16.13	–1.16	8.11	5.14
Portfolio – Class II(4)	13.70	—	—	4.99
MSCI All Country World Index	16.13	—	—	4.71

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on March 15, 2011.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited) (cont'd)

Global Tactical Asset Allocation Portfolio

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Classification	Percentage of Total Investments
Common Stocks	48.5%
Fixed Income Securities	42.3
Other**	9.2
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2012.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency exchange contracts with net unrealized depreciation of approximately $41,000. Does not include open long/short futures contracts with an underlying face amount of approximately $42,475,000 and net unrealized appreciation of approximately $121,000. Does not include open swap agreements with net unrealized depreciation of approximately $148,000.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments

Global Tactical Asset Allocation Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (41.9%)
Agency Fixed Rate Mortgages (4.2%)
United States (4.2%)
Federal Home Loan Mortgage Corporation, Gold Pools: 3.50%, 8/1/42	$40	$42
4.00%, 12/1/41 - 11/1/42	313	343
January TBA: 3.50%, 1/25/43 (a)	45	48
Federal National Mortgage Association, Conventional Pools: 3.50%, 11/1/42 - 1/1/43	390	421
4.00%, 11/1/41 - 12/1/41	574	617
5.00%, 1/1/41 - 3/1/41	313	348
5.50%, 2/1/38	123	135
6.00%, 1/1/38	157	172
6.50%, 8/1/38	29	35
January TBA: 2.50%, 1/25/28 (a)	75	78
Government National Mortgage Association, January TBA: 3.00%, 1/25/43 (a)	345	367
Various Pool 4.50%, 8/15/39	81	90
Total Agency Fixed Rate Mortgages (Cost $2,663)		2,696
Asset-Backed Securities (0.6%)
United States (0.6%)
Ally Auto Receivables Trust, 0.97%, 8/17/15	112	113
CNH Equipment Trust, 1.20%, 5/16/16	98	98
CVS Pass-Through Trust, 6.04%, 12/10/28	63	74
North Carolina State Education Assistance Authority, 1.12%, 7/25/25 (b)	100	100
Total Asset-Backed Securities (Cost $372)		385
Collateralized Mortgage Obligations — Agency Collateral Series (0.6%)
United States (0.6%)
Federal Home Loan Mortgage Corporation, 2.36%, 7/25/22	99	101
2.40%, 6/25/22	245	250
Total Collateralized Mortgage Obligations — Agency Collateral Series (Cost $351)		351
Commercial Mortgage Backed Securities (0.6%)
United States (0.6%)
Commercial Mortgage Pass-Through Certificates, 2.82%, 11/15/45	57	59
2.85%, 10/15/45	100	103
JP Morgan Chase Commercial Mortgage Securities Corp., 4.17%, 8/15/46	105	120
UBS-Barclays Commercial Mortgage Trust, 3.53%, 5/10/63	40	44
	Face Amount (000)		Value (000)
Wells Fargo Commercial Mortgage Trust, 2.92%, 10/15/45		$62	$65
Total Commercial Mortgage Backed Securities (Cost $371)			391
Corporate Bonds (8.1%)
Australia (0.6%)
Australia & New Zealand Banking Group Ltd., 5.13%, 9/10/19	EUR	100	154
Macquarie Bank Ltd., 6.63%, 4/7/21 (c)		$35	39
Macquarie Group Ltd., 6.00%, 1/14/20 (c)		50	54
National Australia Bank Ltd., 3.50%, 1/23/15	EUR	50	70
Wesfarmers Ltd., 2.98%, 5/18/16 (c)		$30	31
Westpac Banking Corp., 3.00%, 12/9/15		50	53
			401
Brazil (0.2%)
Petrobras International Finance Co., 5.75%, 1/20/20		50	57
Vale Overseas Ltd., 5.63%, 9/15/19		85	97
			154
Canada (0.1%)
Xstrata Finance Canada Ltd., 4.00%, 10/25/22 (c)		45	46
France (0.6%)
Banque Federative du Credit Mutuel SA, 3.00%, 10/29/15	EUR	50	70
BNP Paribas SA, 5.00%, 1/15/21		$60	67
Credit Agricole SA, 3.90%, 4/19/21	EUR	50	67
5.88%, 6/11/19		50	75
Veolia Environnement SA, 6.75%, 4/24/19		50	84
			363
Germany (0.3%)
Daimler Finance North America LLC, 8.50%, 1/18/31		$75	117
Deutsche Bank AG, 5.00%, 6/24/20	EUR	50	73
			190
Ireland (0.1%)
CRH America, Inc., 6.00%, 9/30/16		$55	62
Israel (0.1%)
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		50	54
Italy (0.9%)
Banca Monte dei Paschi di Siena SpA, 4.88%, 9/15/16	EUR	100	138

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Face Amount (000)		Value (000)
Italy (cont'd)
Enel Finance International N.V., 5.13%, 10/7/19 (c)		$100	$106
Finmeccanica Finance SA, 8.13%, 12/3/13	EUR	100	140
Telecom Italia Finance SA, 7.75%, 1/24/33		30	46
UniCredit SpA, 4.25%, 7/29/16		50	72
4.38%, 2/10/14		50	68
			570
Luxembourg (0.1%)
ITW Finance Europe SA, 5.25%, 10/1/14		50	71
Netherlands (0.4%)
ABN Amro Bank N.V., 3.63%, 10/6/17		50	73
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.75%, 11/9/20		50	71
ING Bank N.V., 5.25%, 6/5/18		50	80
			224
Spain (0.2%)
Banco Bilbao Vizcaya Argentaria SA, 3.63%, 1/18/17		50	68
Gas Natural Capital Markets SA, 4.13%, 1/26/18		50	70
			138
Sweden (0.2%)
Nordea Bank AB, 4.00%, 3/29/21		70	100
Switzerland (0.0%)
ABB Treasury Center USA, Inc., 2.50%, 6/15/16 (c)(d)		$25	26
United Kingdom (1.6%)
Abbey National Treasury Services PLC, 3.63%, 10/14/16	EUR	100	145
BAA Funding Ltd., 4.60%, 2/15/18		50	75
Bank of Scotland PLC, 4.63%, 6/8/17		50	77
Barclays Bank PLC, 6.00%, 1/23/18 - 1/14/21		100	150
BAT International Finance PLC, 5.38%, 6/29/17		$50	78
HSBC Holdings PLC, 4.50%, 4/30/14		50	70
6.25%, 3/19/18		50	79
Imperial Tobacco Finance PLC, 8.38%, 2/17/16		50	80
National Grid Gas PLC, 5.13%, 5/14/13		50	67
Nationwide Building Society, 6.25%, 2/25/20 (c)		100	118
	Face Amount (000)		Value (000)
Standard Chartered PLC, 5.75%, 4/30/14	EUR	50	$71
			1,010
United States (2.7%)
AbbVie, Inc., 4.40%, 11/6/42 (c)		$30	32
Agilent Technologies, Inc., 5.50%, 9/14/15		30	34
AT&T, Inc., 6.30%, 1/15/38		40	52
BA Covered Bond Issuer, 4.25%, 4/5/17	EUR	50	73
BNP Paribas/BNP Paribas US Medium-Term Note Program LLC, 5.13%, 1/15/15 (c)		$25	26
Boston Scientific Corp., 6.00%, 1/15/20		45	53
CBS Corp., 5.75%, 4/15/20		35	42
CenturyLink, Inc., 6.45%, 6/15/21		15	17
Citigroup, Inc. (See Note H), 8.50%, 5/22/19		85	114
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.60%, 2/15/21		10	11
General Electric Capital Corp., 5.30%, 2/11/21		40	47
Genworth Financial, Inc., 7.20%, 2/15/21		50	54
Georgia-Pacific LLC, 8.88%, 5/15/31		40	60
Goldman Sachs Group, Inc. (The), 4.38%, 3/16/17	EUR	50	72
6.75%, 10/1/37		$50	57
Hewlett-Packard Co., 4.65%, 12/9/21 (d)		35	35
Home Depot, Inc., 5.40%, 9/15/40		100	126
JPMorgan Chase & Co., 4.25%, 10/15/20		100	111
L-3 Communications Corp., 4.75%, 7/15/20		80	89
Marathon Petroleum Corp., 5.13%, 3/1/21		35	41
Merrill Lynch & Co., Inc., 6.75%, 5/21/13	EUR	50	67
NBC Universal Media LLC, 4.38%, 4/1/21		$90	101
Omnicom Group, Inc., 3.63%, 5/1/22		50	52
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19		50	68
PPL WEM Holdings PLC, 3.90%, 5/1/16 (c)		60	63
Santander Holdings USA, Inc., 3.00%, 9/24/15		10	10

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Face Amount (000)		Value (000)
United States (cont'd)
SLM Corp., 6.25%, 1/25/16		$65	$71
Verizon Communications, Inc., 7.35%, 4/1/39		35	52
Wells Fargo Bank NA, 6.00%, 5/23/13	EUR	50	68
			1,698
Total Corporate Bonds (Cost $4,877)			5,107
Sovereign (24.6%)
Australia (0.8%)
Australia Government Bond, 5.25%, 3/15/19	AUD	170	200
Treasury Corp. of Victoria, 5.75%, 11/15/16		300	340
			540
Brazil (0.4%)
Banco Nacional de Desenvolvimento, Economico e Social, 5.50%, 7/12/20		$200	237
Canada (0.8%)
Canadian Government Bond, 3.75%, 6/1/19	CAD	100	114
4.25%, 6/1/18		200	230
Province of Ontario Canada, 4.00%, 12/3/19	EUR	85	133
			477
Chile (0.3%)
Chile Government International Bond, 5.50%, 8/5/20	CLP	80,000	187
Denmark (0.2%)
Denmark Government Bond, 4.00%, 11/15/19	DKK	485	105
France (0.4%)
France Government Bond OAT, 5.50%, 4/25/29	EUR	135	247
Germany (1.1%)
Bundesrepublik Deutschland, 1.75%, 7/4/22		$50	69
4.25%, 7/4/17 - 7/4/39		225	384
4.75%, 7/4/34		120	232
			685
Italy (1.2%)
Italy Buoni Poliennali Del Tesoro, 3.00%, 6/15/15		200	268
4.00%, 9/1/20		350	466
			734
Japan (3.4%)
Japan Government Ten Year Bond, 1.10%, 3/20/21	JPY	100,000	1,202
1.70%, 6/20/18		10,000	125
1.90%, 6/20/16		5,000	61
Japan Government Thirty Year Bond, 1.70%, 6/20/33		65,000	741
			2,129
	Face Amount (000)		Value (000)
Kazakhstan (0.4%)
KazMunaiGaz Finance Sub BV, 6.38%, 4/9/21		$200	$246
Mexico (0.9%)
Mexican Bonos, 10.00%, 12/5/24	MXN	3,050	331
Petroleos Mexicanos, 4.88%, 1/24/22		$200	226
			557
Netherlands (0.4%)
Netherlands Government Bond, 4.00%, 7/15/19 (c)	EUR	150	237
New Zealand (0.2%)
New Zealand Government Bond, 6.00%, 5/15/21	NZD	100	98
Poland (1.1%)
Poland Government Bond, 5.25%, 10/25/17	PLN	1,055	372
5.75%, 10/25/21		280	105
Poland Government International Bond, 5.00%, 3/23/22		$200	237
			714
Qatar (0.2%)
Qatar Government International Bond, 4.00%, 1/20/15 (c)		150	158
Russia (0.3%)
Russian Foreign Bond — Eurobond, 3.25%, 4/4/17 (c)		$200	213
South Africa (0.8%)
Eskom Holdings SOC Ltd., 5.75%, 1/26/21		200	228
South Africa Government Bond, 7.25%, 1/15/20	ZAR	2,400	299
			527
Spain (9.4%)
Spain Government Bond, 4.75%, 7/30/14	EUR	4,400	5,980
Supernational (0.4%)
European Union, 2.75%, 6/3/16		200	286
Sweden (0.3%)
Sweden Government Bond, 4.25%, 3/12/19	SEK	1,000	182
United Kingdom (1.6%)
United Kingdom Gilt, 1.75%, 9/7/22	GBP	35	57
3.75%, 9/7/20		50	95
4.25%, 6/7/32 - 9/7/39		370	739
5.00%, 3/7/18		75	147
			1,038
Total Sovereign (Cost $14,963)			15,577

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (3.2%)
United States (3.2%)
U.S. Treasury Bond, 3.50%, 2/15/39 (d)	$415	$469
U.S. Treasury Notes, 0.25%, 2/15/15	340	340
1.50%, 6/30/16	250	259
2.75%, 2/28/18	900	992
Total U.S. Treasury Securities (Cost $2,005)		2,060
Total Fixed Income Securities (Cost $25,602)		26,567
	Shares
Common Stocks (48.0%)
Australia (2.2%)
AGL Energy Ltd.	727	12
Alumina Ltd. (d)	7,369	7
Amcor Ltd.	2,291	19
AMP Ltd.	5,947	30
ASX Ltd.	411	13
Australia & New Zealand Banking Group Ltd.	4,423	116
BHP Billiton Ltd.	4,843	189
Brambles Ltd.	2,507	20
Coca-Cola Amatil Ltd.	442	6
Commonwealth Bank of Australia (d)	2,098	136
CSL Ltd.	826	47
Echo Entertainment Group Ltd.	278	1
Fortescue Metals Group Ltd. (d)	2,385	12
GPT Group REIT	6,226	24
Incitec Pivot Ltd.	3,441	12
Insurance Australia Group Ltd.	4,161	20
Leighton Holdings Ltd.	341	6
Macquarie Group Ltd.	616	23
National Australia Bank Ltd.	3,251	85
Newcrest Mining Ltd.	1,083	25
Orica Ltd.	896	24
Origin Energy Ltd.	1,981	24
QBE Insurance Group Ltd.	2,704	31
Rio Tinto Ltd.	652	45
Santos Ltd.	1,502	18
Shopping Centres Australasia Property Group REIT (e)	351	1
Stockland REIT	6,667	25
Suncorp Group Ltd.	2,437	26
TABCORP Holdings Ltd.	299	1
Telstra Corp., Ltd.	6,013	27
Transurban Group (d)	2,804	18
Treasury Wine Estates Ltd.	1,342	7
Wesfarmers Ltd.	1,447	56
Wesfarmers Ltd. (PPS) (d)	225	9
Westfield Group REIT	3,840	42
Westfield Retail Trust REIT	3,870	12
Westpac Banking Corp.	4,133	113
Woodside Petroleum Ltd.	912	33
Woolworths Ltd.	1,756	54
		1,369
	Shares	Value (000)
Austria (0.1%)
Erste Group Bank AG (e)	537	$17
Immofinanz AG (e)	955	4
Verbund AG, Class A	128	3
Voestalpine AG	270	10
		34
Belgium (0.2%)
Ageas	374	11
Anheuser-Busch InBev N.V.	895	78
Colruyt SA	121	6
Groupe Bruxelles Lambert SA	202	16
KBC Groep N.V.	151	6
Solvay SA, Class A	98	14
Umicore SA	216	12
		143
Canada (1.6%)
Agnico-Eagle Mines Ltd.	200	11
Agrium, Inc. (d)	200	20
Bank of Montreal (d)	500	31
Bank of Nova Scotia (d)	800	46
Barrick Gold Corp. (d)	1,100	39
BCE, Inc. (d)	1,000	43
Brookfield Asset Management, Inc., Class A	700	26
Cameco Corp.	500	10
Canadian Imperial Bank of Commerce (d)	500	40
Canadian National Railway Co. (d)	500	45
Canadian Natural Resources Ltd.	1,000	29
Canadian Pacific Railway Ltd.	200	20
Cenovus Energy, Inc. (d)	800	27
Crescent Point Energy Corp. (d)	300	11
Eldorado Gold Corp.	600	8
Enbridge, Inc. (d)	900	39
Encana Corp. (d)	900	18
Goldcorp, Inc.	800	29
Imperial Oil Ltd.	100	4
Kinross Gold Corp.	1,200	12
Magna International, Inc. (d)	300	15
Manulife Financial Corp. (d)	2,900	39
National Bank of Canada (d)	200	16
Nexen, Inc.	800	21
Penn West Petroleum Ltd. (d)	500	5
Potash Corp. of Saskatchewan, Inc.	900	37
Power Corp. of Canada (d)	600	15
Research In Motion Ltd. (d)(e)	500	6
Rogers Communications, Inc., Class B (d)	400	18
Royal Bank of Canada (d)	1,200	72
Shoppers Drug Mart Corp. (d)	500	22
Silver Wheaton Corp. (d)	400	14
Sun Life Financial, Inc. (d)	800	21
Suncor Energy, Inc.	1,600	53
Talisman Energy, Inc.	1,000	11
Teck Resources Ltd., Class B (d)	500	18
Thomson Reuters Corp. (d)	500	14

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Canada (cont'd)
Toronto-Dominion Bank (The) (d)	900	$76
TransCanada Corp. (d)	600	28
Yamana Gold, Inc.	900	16
		1,025
Chile (0.0%)
Antofagasta PLC	742	16
China (0.0%)
Wynn Macau Ltd. (d)(e)(f)	2,800	8
Denmark (0.3%)
AP Moeller — Maersk A/S	1	7
AP Moeller — Maersk A/S Series B	2	15
Danske Bank A/S (e)	684	12
DSV A/S	376	10
Novo Nordisk A/S Series B	815	133
Novozymes A/S Series B	330	10
Vestas Wind Systems A/S (e)	387	2
		189
Finland (0.2%)
Elisa Oyj	277	6
Fortum Oyj	651	12
Kone Oyj, Class B	292	22
Metso Oyj	204	9
Nokia Oyj (d)	5,675	22
Nokian Renkaat Oyj	240	10
Sampo Oyj, Class A	605	19
Stora Enso Oyj, Class R	1,002	7
UPM-Kymmene Oyj	554	7
Wartsila Oyj	291	13
		127
France (2.1%)
Aeroports de Paris (ADP)	55	4
Air Liquide SA	470	59
Alcatel-Lucent (d)(e)	6,226	8
Alstom SA	406	17
AXA SA	3,059	55
BNP Paribas SA	1,979	112
Bouygues SA	355	10
Cap Gemini SA	333	15
Carrefour SA	744	19
Christian Dior SA	127	22
Cie de St-Gobain	696	30
Cie Generale d'Optique Essilor International SA	303	31
Cie Generale de Geophysique-Veritas (e)	292	9
Cie Generale des Etablissements Michelin Series B	364	34
Credit Agricole SA (e)	2,594	21
Danone SA	736	49
Electricite de France SA (d)	431	8
European Aeronautic Defense and Space Co., N.V.	675	26
Fonciere Des Regions REIT	53	4
	Shares	Value (000)
France Telecom SA	2,874	$32
GDF Suez	1,973	41
Gecina SA REIT	37	4
Groupe Eurotunnel SA	949	7
Klepierre REIT	187	8
L'Oreal SA	420	59
Lafarge SA	345	22
Legrand SA	195	8
LVMH Moet Hennessy Louis Vuitton SA	315	59
Pernod-Ricard SA	351	41
Peugeot SA (d)(e)	386	3
Publicis Groupe SA (d)	312	19
Renault SA	330	18
Safran SA	251	11
Sanofi	776	74
Schneider Electric SA	782	58
SES SA	614	18
Societe Generale SA (e)	1,480	56
Sodexo	272	23
Technip SA	158	18
Thales SA	156	5
Total SA	2,225	115
Unibail-Rodamco SE REIT	89	22
Vallourec SA	167	9
Veolia Environnement SA	586	7
Vinci SA	830	39
Vivendi SA	1,756	40
		1,349
Germany (3.4%)
Adidas AG	501	45
Allianz SE (Registered)	1,130	157
BASF SE	1,657	156
Bayer AG (Registered)	1,870	178
Bayerische Motoren Werke AG	1,011	97
Commerzbank AG (e)	933	2
Continental AG	240	28
Daimler AG (Registered)	1,933	106
Deutsche Bank AG (Registered)	1,954	85
Deutsche Boerse AG	436	27
Deutsche Lufthansa AG (Registered)	514	10
Deutsche Post AG (Registered)	1,722	38
Deutsche Telekom AG (Registered)	6,101	69
E.ON SE	4,208	78
Esprit Holdings Ltd. (d)(f)	2,840	4
Fraport AG Frankfurt Airport Services Worldwide	43	2
Fresenius Medical Care AG & Co., KGaA	528	36
Fresenius SE & Co., KGaA	385	44
HeidelbergCement AG	175	11
Henkel AG & Co., KGaA	453	31
Henkel AG & Co., KGaA (Preference)	360	30
Infineon Technologies AG	3,622	29
K&S AG (Registered)	253	12
Lanxess AG	149	13

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Germany (cont'd)
Linde AG	434	$76
Merck KGaA	276	36
Metro AG	213	6
Muenchener Rueckversicherungs AG (Registered)	580	104
Porsche Automobil Holding SE (Preference)	746	61
QIAGEN N.V. (e)	1,330	24
RWE AG	1,375	57
Salzgitter AG	88	5
SAP AG	2,240	179
Siemens AG (Registered)	1,624	176
ThyssenKrupp AG	581	14
Volkswagen AG	44	9
Volkswagen AG (Preference)	424	96
		2,131
Greece (0.0%)
National Bank of Greece SA (e)	1,384	2
Hong Kong (0.8%)
Bank of East Asia Ltd.	3,128	12
BOC Hong Kong Holdings Ltd.	7,000	22
Cheung Kong Holdings Ltd.	3,000	46
CLP Holdings Ltd.	4,000	34
Hang Lung Group Ltd. (d)	2,000	11
Hang Lung Properties Ltd.	4,000	16
Hang Seng Bank Ltd.	2,500	39
Henderson Land Development Co., Ltd.	3,209	23
Hong Kong & China Gas Co., Ltd.	7,310	20
Hong Kong Exchanges and Clearing Ltd. (d)	1,994	34
Hutchison Whampoa Ltd.	4,000	42
Kerry Properties Ltd.	1,500	8
Link REIT (The)	4,130	21
MTR Corp., Ltd.	3,088	12
New World Development Co., Ltd.	4,848	8
Power Assets Holdings Ltd.	3,000	26
Sands China Ltd.	4,800	21
Sino Land Co., Ltd.	5,329	10
Sun Hung Kai Properties Ltd.	3,233	49
Swire Pacific Ltd., Class A	1,500	19
Swire Properties Ltd.	950	3
Wharf Holdings Ltd.	2,400	19
		495
India (0.0%)
Cairn Energy PLC (e)	946	4
Ireland (0.0%)
CRH PLC	832	17
Italy (1.2%)
Assicurazioni Generali SpA	4,541	83
Atlantia SpA	1,204	22
Banco Popolare SC (e)	6,864	11
Enel Green Power SpA	6,672	12
Enel SpA	23,888	99
Eni SpA	7,592	187
	Shares	Value (000)
Exor SpA	94	$2
Fiat Industrial SpA	2,703	30
Fiat SpA (d)(e)	3,597	18
Finmeccanica SpA (d)(e)	598	3
Intesa Sanpaolo SpA	39,031	68
Luxottica Group SpA	408	17
Mediobanca SpA	766	5
Prysmian SpA	690	14
Saipem SpA	894	35
Snam SpA	5,869	27
Telecom Italia SpA	45,033	40
Terna Rete Elettrica Nazionale SpA	5,469	22
UniCredit SpA (e)	11,476	57
Unione di Banche Italiane SCPA	2,793	13
		765
Japan (5.4%)
Aeon Co., Ltd. (d)	1,900	22
Aisin Seiki Co., Ltd.	400	12
Ajinomoto Co., Inc.	2,000	26
Asahi Glass Co., Ltd. (d)	2,000	15
Asahi Group Holdings Ltd.	900	19
Asahi Kasei Corp.	4,000	24
Astellas Pharma, Inc.	700	31
Bank of Yokohama Ltd. (The)	6,000	28
Bridgestone Corp.	1,500	39
Canon, Inc.	1,700	67
Central Japan Railway Co.	300	24
Chubu Electric Power Co., Inc.	1,100	15
Chugoku Electric Power Co., Inc. (The)	700	11
Dai Nippon Printing Co., Ltd.	1,000	8
Dai-ichi Life Insurance Co., Ltd. (The)	22	31
Daiichi Sankyo Co., Ltd.	1,000	15
Daikin Industries Ltd.	400	14
Daiwa House Industry Co., Ltd.	2,000	34
Daiwa Securities Group, Inc.	6,000	33
Denso Corp.	700	24
East Japan Railway Co.	700	45
Eisai Co., Ltd.	600	25
FANUC Corp.	300	56
Fast Retailing Co., Ltd.	100	25
FUJIFILM Holdings Corp.	1,000	20
Fujitsu Ltd.	4,000	17
Hankyu Hanshin Holdings, Inc.	6,000	31
Hitachi Ltd. (d)	7,000	41
Honda Motor Co., Ltd.	2,500	92
Hoya Corp.	900	18
Inpex Corp.	4	21
ITOCHU Corp.	2,800	30
Japan Tobacco, Inc.	1,600	45
JFE Holdings, Inc.	900	17
JX Holdings, Inc.	5,500	31
Kansai Electric Power Co., Inc. (The)	1,200	13
Kao Corp.	700	18
The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
KDDI Corp.	400	$28
Keyence Corp.	200	55
Kintetsu Corp. (d)	6,000	25
Kirin Holdings Co., Ltd.	2,000	24
Kobe Steel Ltd. (d)(e)	8,000	10
Komatsu Ltd.	2,100	54
Konica Minolta Holdings, Inc.	1,500	11
Kubota Corp.	3,000	34
Kuraray Co., Ltd.	1,000	13
Kyocera Corp.	300	27
Kyushu Electric Power Co., Inc.	800	9
LIXIL Group Corp.	1,100	25
Marubeni Corp.	4,000	29
Mitsubishi Chemical Holdings Corp.	3,500	17
Mitsubishi Corp.	2,300	44
Mitsubishi Electric Corp.	4,000	34
Mitsubishi Estate Co., Ltd.	2,000	48
Mitsubishi Heavy Industries Ltd.	9,000	44
Mitsui & Co., Ltd.	2,800	42
Mitsui Fudosan Co., Ltd.	2,000	49
Mitsui OSK Lines Ltd.	3,000	9
Mizuho Financial Group, Inc.	37,100	68
MS&AD Insurance Group Holdings	1,100	22
Murata Manufacturing Co., Ltd.	400	24
NEC Corp. (e)	8,000	17
NGK Insulators Ltd.	1,000	12
Nidec Corp. (d)	200	12
Nikon Corp.	800	24
Nintendo Co., Ltd.	100	11
Nippon Building Fund, Inc. REIT (d)	2	21
Nippon Steel Sumitomo Metal Corp.	13,000	32
Nippon Telegraph & Telephone Corp.	900	38
Nippon Yusen KK (d)	3,000	7
Nissan Motor Co., Ltd.	3,800	36
Nitto Denko Corp.	400	20
NKSJ Holdings, Inc.	1,000	21
Nomura Holdings, Inc.	6,800	40
NTT DoCoMo, Inc.	27	39
Odakyu Electric Railway Co., Ltd. (d)	3,000	31
Olympus Corp. (d)(e)	500	10
Omron Corp.	700	17
Oriental Land Co., Ltd.	200	24
ORIX Corp. (d)	220	25
Osaka Gas Co., Ltd.	5,000	18
Panasonic Corp. (d)	2,800	17
Rakuten, Inc. (d)	2,000	16
Ricoh Co., Ltd. (d)	2,000	21
Rohm Co., Ltd.	300	10
Secom Co., Ltd.	700	35
Sekisui House Ltd.	2,000	22
Seven & I Holdings Co., Ltd.	1,500	42
Sharp Corp. (d)	2,000	7
	Shares	Value (000)
Shikoku Electric Power Co., Inc.	500	$8
Shin-Etsu Chemical Co., Ltd.	700	43
Shionogi & Co., Ltd.	1,200	20
Shiseido Co., Ltd. (d)	800	11
Shizuoka Bank Ltd. (The)	3,000	29
SMC Corp.	200	36
Softbank Corp.	1,400	51
Sony Corp.	1,700	19
Sumitomo Chemical Co., Ltd.	3,000	9
Sumitomo Corp.	1,900	24
Sumitomo Electric Industries Ltd.	1,200	14
Sumitomo Metal Mining Co., Ltd.	1,000	14
Sumitomo Mitsui Financial Group, Inc.	2,400	87
Sumitomo Mitsui Trust Holdings, Inc.	6,000	21
Sumitomo Realty & Development Co., Ltd.	1,000	33
Suzuki Motor Corp.	700	18
T&D Holdings, Inc.	1,700	21
Takeda Pharmaceutical Co., Ltd.	1,100	49
TDK Corp. (d)	400	15
Terumo Corp.	500	20
Tohoku Electric Power Co., Inc. (e)	1,000	9
Tokio Marine Holdings, Inc.	1,400	39
Tokyo Electric Power Co., Inc. (d)(e)	3,400	8
Tokyo Electron Ltd.	500	23
Tokyo Gas Co., Ltd.	5,000	23
Tokyu Corp.	4,000	22
Toray Industries, Inc.	4,000	24
Toshiba Corp.	7,000	28
Toyota Industries Corp.	800	26
Toyota Motor Corp.	4,400	205
West Japan Railway Co.	400	16
Yahoo! Japan Corp. (d)	47	15
Yamada Denki Co., Ltd. (d)	250	10
Yamato Holdings Co., Ltd.	400	6
		3,403
Kazakhstan (0.0%)
Kazakhmys PLC	553	7
Netherlands (0.6%)
Akzo Nobel N.V.	388	26
ArcelorMittal	1,340	23
ASML Holding N.V.	509	33
Corio N.V. REIT	116	5
Fugro N.V. CVA	96	6
Heineken N.V.	613	41
ING Groep N.V. CVA (e)	5,653	54
Koninklijke Ahold N.V.	1,733	23
Koninklijke KPN N.V.	1,823	9
Koninklijke Philips Electronics N.V.	1,872	50
Koninklijke Vopak N.V.	116	8
PostNL N.V. (e)	656	2
TNT Express N.V.	586	7
Unilever N.V. CVA	1,953	74
		361

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Norway (0.2%)
Aker Solutions ASA	246	$5
DnB ASA	2,312	29
Kvaerner ASA	246	1
Norsk Hydro ASA	1,778	9
Orkla ASA	1,208	11
Renewable Energy Corp., ASA (d)(e)	1,171	—	@
Statoil ASA	2,284	57
Subsea 7 SA (d)	420	10
Telenor ASA	995	20
Veripos, Inc. (e)	42	—	@
Yara International ASA	352	18
		160
Poland (0.0%)
Jeronimo Martins SGPS SA	411	8
Portugal (0.0%)
EDP — Energias de Portugal SA	4,041	12
Galp Energia SGPS SA	421	7
Portugal Telecom SGPS SA (Registered) (d)	1,039	5
		24
South Africa (0.1%)
SABMiller PLC	1,566	74
Spain (1.6%)
Abertis Infraestructuras SA	1,380	23
ACS Actividades de Construccion y Servicios SA	323	8
Amadeus IT Holding SA, Class A	800	20
Banco Bilbao Vizcaya Argentaria SA	17,028	156
Banco de Sabadell SA (e)	7,162	19
Banco Popular Espanol SA	5,090	4
Banco Santander SA	30,345	245
CaixaBank (d)	3,848	13
Distribuidora Internacional de Alimentacion SA	2,627	17
Enagas SA	997	21
Ferrovial SA	1,461	22
Gas Natural SDG SA	908	17
Grifols SA (e)	386	14
Iberdrola SA	13,111	73
Inditex SA	781	109
International Consolidated Airlines Group SA (e)	1,797	5
Red Electrica Corp., SA (d)	401	20
Repsol SA	4,002	82
Telefonica SA	11,854	161
		1,029
Sweden (0.8%)
Alfa Laval AB	561	12
Assa Abloy AB, Class B	444	17
Atlas Copco AB, Class A	1,077	30
Atlas Copco AB, Class B	547	13
Boliden AB	354	7
Electrolux AB, Class B	252	7
Hennes & Mauritz AB, Class B	1,197	42
Hexagon AB, Class B	300	7
	Shares	Value (000)
Husqvarna AB, Class B	486	$3
Investment AB Kinnevik	147	3
Investor AB, Class B	576	15
Millicom International Cellular SA SDR	105	9
Nordea Bank AB	4,076	39
Ratos AB, Class B	242	2
Sandvik AB	1,565	25
Scania AB, Class B	419	9
Skandinaviska Enskilda Banken AB	3,007	26
Skanska AB, Class B	319	5
SKF AB, Class B	476	12
Svenska Cellulosa AB, Class B	764	17
Svenska Handelsbanken AB, Class A	989	35
Swedbank AB, Class A	686	13
Swedish Match AB	566	19
Tele2 AB, Class B	437	8
Telefonaktiebolaget LM Ericsson, Class B	3,955	40
TeliaSonera AB	5,811	40
Volvo AB, Class B	2,178	30
		485
Switzerland (2.1%)
ABB Ltd. (Registered) (e)	3,595	75
Actelion Ltd. (Registered) (e)	325	16
Adecco SA (Registered) (e)	337	18
Baloise Holding AG (Registered)	129	11
Cie Financiere Richemont SA	685	55
Credit Suisse Group AG (Registered) (d)(e)	1,751	44
GAM Holding AG (e)	447	6
Geberit AG (Registered) (e)	107	24
Givaudan SA (Registered) (e)	17	18
Holcim Ltd. (Registered) (e)	316	23
Julius Baer Group Ltd. (e)	343	12
Kuehne & Nagel International AG (Registered)	101	12
Lonza Group AG (Registered) (e)	161	9
Nestle SA (Registered)	4,113	268
Novartis AG (Registered)	1,582	100
Roche Holding AG (Genusschein)	1,472	300
Schindler Holding AG	115	16
SGS SA (Registered)	16	35
Sonova Holding AG (Registered) (e)	169	19
Swatch Group AG (The)	46	24
Swiss Life Holding AG (Registered) (e)	52	7
Swiss Re AG (e)	187	14
Syngenta AG (Registered)	181	73
UBS AG (Registered) (e)	5,359	84
Zurich Insurance Group AG (e)	267	71
		1,334
United Kingdom (4.7%)
3i Group PLC	1,738	6
Admiral Group PLC	480	9
AMEC PLC	582	10
Anglo American PLC	1,690	54
ARM Holdings PLC	3,157	40

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
AstraZeneca PLC	1,076	$51
Aviva PLC	5,013	30
BAE Systems PLC	6,470	36
Barclays PLC	23,072	100
BG Group PLC	3,869	65
BHP Billiton PLC	2,800	98
BP PLC	14,935	103
British American Tobacco PLC	2,329	118
British Land Co., PLC REIT	1,752	16
British Sky Broadcasting Group PLC	2,612	33
BT Group PLC	17,422	66
Burberry Group PLC	568	12
Capita PLC	1,466	18
Capital Shopping Centres Group PLC REIT	1,090	6
Centrica PLC	8,109	44
Compass Group PLC	3,720	44
Diageo PLC	3,099	90
Experian PLC	2,008	32
G4S PLC	4,668	19
GlaxoSmithKline PLC	3,477	75
Hammerson PLC REIT	1,386	11
HSBC Holdings PLC	10,140	107
ICAP PLC	838	4
Imperial Tobacco Group PLC	1,426	55
Inmarsat PLC	301	3
Investec PLC	1,018	7
Johnson Matthey PLC	336	13
Land Securities Group PLC REIT	1,495	20
Legal & General Group PLC	8,309	20
Lloyds Banking Group PLC (e)	34,284	27
Man Group PLC	2,954	4
Marks & Spencer Group PLC	1,874	12
National Grid PLC	4,893	56
Next PLC	430	27
Old Mutual PLC	6,806	20
Petrofac Ltd.	509	14
Prudential PLC	4,785	67
Randgold Resources Ltd.	113	11
Reckitt Benckiser Group PLC	1,043	65
Reed Elsevier PLC	2,457	26
Resolution Ltd.	2,787	11
Rexam PLC	1,501	11
Rio Tinto PLC	1,772	103
Rolls-Royce Holdings PLC (e)	4,300	62
Royal Bank of Scotland Group PLC (e)	4,230	23
Royal Dutch Shell PLC, Class A	3,884	137
Royal Dutch Shell PLC, Class B	3,112	110
RSA Insurance Group PLC	6,889	14
Schroders PLC	174	5
Segro PLC REIT	1,460	6
Severn Trent PLC	378	10
Shire PLC	1,488	46
	Shares	Value (000)
Smith & Nephew PLC	2,021	$22
Smiths Group PLC	786	15
SSE PLC	1,494	35
Standard Chartered PLC	1,916	49
Standard Life PLC	3,659	20
Tesco PLC	9,275	51
Tullow Oil PLC	1,414	29
Unilever PLC	1,624	62
United Utilities Group PLC	1,153	13
Vodafone Group PLC	82,398	207
Weir Group PLC (The)	345	11
WM Morrison Supermarkets PLC	3,846	16
Wolseley PLC	434	21
WPP PLC	4,284	62
Xstrata PLC	3,372	60
		2,955
United States (20.4%)
3M Co.	29	3
Abbott Laboratories	423	28
Accenture PLC, Class A	611	41
Adobe Systems, Inc. (e)	1,209	46
ADT Corp. (The)	13	1
AES Corp.	374	4
Aetna, Inc. (d)	426	20
Agilent Technologies, Inc. (d)	172	7
Alaska Air Group, Inc. (d)(e)	3,500	151
Alexion Pharmaceuticals, Inc. (e)	287	27
Allergan, Inc.	960	88
Alpha Natural Resources, Inc. (d)(e)	209	2
Altera Corp.	355	12
Altria Group, Inc.	708	22
Amazon.com, Inc. (d)(e)	424	107
Ameren Corp.	160	5
American Electric Power Co., Inc.	752	32
American Express Co.	1,209	70
American Tower Corp. REIT	672	52
Ameriprise Financial, Inc.	270	17
AmerisourceBergen Corp.	484	21
Amgen, Inc.	1,547	134
Amphenol Corp., Class A	610	39
Anadarko Petroleum Corp.	987	73
Analog Devices, Inc. (d)	129	5
Annaly Capital Management, Inc. REIT (d)	1,261	18
Apache Corp.	294	23
Apple, Inc.	1,108	591
AT&T, Inc.	2,809	95
Automatic Data Processing, Inc.	548	31
Avery Dennison Corp. (d)	414	14
Baker Hughes, Inc. (d)	927	38
Bank of America Corp.	40,991	476
Bank of New York Mellon Corp. (The)	1,657	43
Baxter International, Inc. (d)	234	16
BB&T Corp.	1,629	47

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United States (cont'd)
Becton Dickinson and Co. (d)	407	$32
Bed Bath & Beyond, Inc. (e)	431	24
Biogen Idec, Inc. (e)	481	71
BlackRock, Inc.	226	47
Boeing Co. (The)	31	2
Boston Properties, Inc. REIT	234	25
Boston Scientific Corp. (e)	986	6
Bristol-Myers Squibb Co.	496	16
Broadcom Corp., Class A (e)	385	13
C.H. Robinson Worldwide, Inc. (d)	277	18
Cablevision Systems Corp. (d)	698	10
Cameron International Corp. (e)	180	10
Capital One Financial Corp.	270	16
Cardinal Health, Inc.	139	6
CareFusion Corp. (e)	435	12
Carnival Corp.	2	—	@
Caterpillar, Inc.	32	3
CBS Corp., Class B	1,156	44
Celgene Corp. (e)	457	36
CenterPoint Energy, Inc.	158	3
CenturyLink, Inc.	1,153	45
Cerner Corp. (e)	426	33
CF Industries Holdings, Inc.	7	1
Charles Schwab Corp. (The)	2,741	39
Chesapeake Energy Corp. (d)	323	5
Chevron Corp.	650	70
Chipotle Mexican Grill, Inc. (d)(e)	34	10
Cigna Corp. (d)	433	23
Cintas Corp. (d)	143	6
Cisco Systems, Inc.	4,473	88
CIT Group, Inc. (e)	476	18
Citigroup, Inc. (See Note H)	11,549	457
Citrix Systems, Inc. (e)	382	25
Cliffs Natural Resources, Inc. (d)	15	1
CME Group, Inc.	262	13
Coach, Inc.	457	25
Coca-Cola Co. (The)	2,573	93
Coca-Cola Enterprises, Inc. (d)	202	6
Cognizant Technology Solutions Corp., Class A (e)	407	30
Colgate-Palmolive Co. (d)	1,190	124
Comcast Corp., Class A (d)	1,136	42
Comcast Corp. Special Class A (d)	982	35
Comerica, Inc.	170	5
Concho Resources, Inc. (d)(e)	192	15
ConocoPhillips (d)	671	39
CONSOL Energy, Inc. (d)	450	14
Consolidated Edison, Inc.	452	25
Costco Wholesale Corp.	715	71
Covidien PLC	280	16
CR Bard, Inc.	194	19
Crown Castle International Corp. (d)(e)	737	53
CSX Corp.	1,104	22
	Shares	Value (000)
Cummins, Inc.	9	$1
CVS Caremark Corp.	679	33
Danaher Corp.	32	2
DaVita, Inc. (e)	262	29
Deere & Co. (d)	22	2
Dell, Inc.	1,968	20
Delta Air Lines, Inc. (e)	42,700	507
Devon Energy Corp. (d)	486	25
DIRECTV, Class A (e)	718	36
Discover Financial Services	712	27
Discovery Communications, Inc., Class A (d)(e)	712	45
Discovery Communications, Inc., Class C (d)(e)	712	42
Dominion Resources, Inc. (d)	484	25
DTE Energy Co. (d)	407	24
Duke Energy Corp.	231	15
Dun & Bradstreet Corp. (The) (d)	222	17
Eaton Corp., PLC (d)	27	1
eBay, Inc. (e)	1,212	62
Ecolab, Inc.	29	2
Edison International	479	22
Edwards Lifesciences Corp. (e)	224	20
Eli Lilly & Co.	735	36
EMC Corp. (e)	1,951	49
Emerson Electric Co.	34	2
Entergy Corp. (d)	409	26
EOG Resources, Inc.	527	64
Equity Residential REIT	470	27
Estee Lauder Cos., Inc. (The), Class A	496	30
Exelon Corp.	876	26
Express Scripts Holding Co. (e)	489	26
Exxon Mobil Corp.	1,678	145
Fastenal Co.	14	1
FedEx Corp.	455	42
Fifth Third Bancorp	2,094	32
FirstEnergy Corp. (d)	431	18
Fluor Corp.	41	2
FMC Technologies, Inc. (e)	189	8
Ford Motor Co. (d)	2,557	33
Forest Laboratories, Inc. (e)	702	25
Franklin Resources, Inc.	241	30
Frontier Communications Corp. (d)	923	4
General Dynamics Corp.	66	5
General Electric Co.	308	6
General Growth Properties, Inc. REIT (d)	1,504	30
General Mills, Inc.	1,185	48
Gilead Sciences, Inc. (d)(e)	931	68
Goldman Sachs Group, Inc. (The)	644	82
Google, Inc., Class A (e)	234	166
H.J. Heinz Co. (d)	436	25
Halliburton Co.	1,172	41
HCP, Inc. REIT	352	16
Health Care, Inc. REIT	470	29
Henry Schein, Inc. (d)(e)	226	18

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United States (cont'd)
Hershey Co. (The)	226	$16
Hess Corp. (d)	277	15
Hewlett-Packard Co. (d)	1,421	20
Honeywell International, Inc.	41	3
Hospira, Inc. (d)(e)	350	11
Hudson City Bancorp, Inc.	170	1
Humana, Inc.	200	14
Illinois Tool Works, Inc. (d)	26	2
Intel Corp.	1,384	29
IntercontinentalExchange, Inc. (e)	197	24
International Business Machines Corp.	1,185	227
Interpublic Group of Cos., Inc. (The)	1,651	18
Intuit, Inc. (d)	543	32
Intuitive Surgical, Inc. (d)(e)	36	18
Invesco Ltd.	936	24
Iron Mountain, Inc. (d)	490	15
JetBlue Airways Corp. (d)(e)	14,300	82
Johnson & Johnson (d)	1,163	82
Johnson Controls, Inc.	698	21
Joy Global, Inc.	41	3
JPMorgan Chase & Co.	11,475	505
Juniper Networks, Inc. (e)	1,414	28
Kellogg Co. (d)	710	40
KeyCorp	1,398	12
Kimco Realty Corp. REIT (d)	914	18
Kohl's Corp.	423	18
Kraft Foods Group, Inc.	86	4
Kroger Co. (The) (d)	1,197	31
Laboratory Corp. of America Holdings (e)	231	20
Las Vegas Sands Corp.	124	6
Li & Fung Ltd. (d)(f)	8,000	14
Liberty Global, Inc. Series A (d)(e)	299	19
Liberty Global, Inc. Series C (d)(e)	441	26
Liberty Property Trust REIT	474	17
Life Technologies Corp. (e)	158	8
Lockheed Martin Corp. (d)	14	1
Lowe's Cos., Inc.	1,182	42
Ltd. Brands, Inc. (d)	481	23
M&T Bank Corp. (d)	253	25
Macerich Co. (The) REIT (d)	470	27
Manpower, Inc. (d)	199	8
Marathon Oil Corp.	511	16
Marathon Petroleum Corp.	455	29
Marriott International, Inc., Class A (d)	2	—	@
Mastercard, Inc., Class A	431	212
McDonald's Corp. (d)	686	61
McGraw-Hill Cos., Inc. (The)	520	28
McKesson Corp.	423	41
Mead Johnson Nutrition Co.	299	20
Medtronic, Inc.	661	27
Merck & Co., Inc.	457	19
Microsoft Corp.	3,966	106
	Shares	Value (000)
Mondelez International, Inc., Class A	459	$12
Monsanto Co.	48	5
Mosaic Co. (The)	26	1
Murphy Oil Corp. (d)	452	27
NASDAQ OMX Group, Inc. (The) (d)	170	4
National Oilwell Varco, Inc.	705	48
NetApp, Inc. (e)	1,343	45
New York Community Bancorp, Inc. (d)	170	2
Newfield Exploration Co. (e)	467	13
Newmont Mining Corp.	44	2
News Corp., Class A	1,865	48
News Corp., Class B	997	26
NextEra Energy, Inc.	438	30
NII Holdings, Inc. (d)(e)	190	1
NIKE, Inc., Class B	540	28
Noble Corp.	170	6
Noble Energy, Inc.	251	26
Nordstrom, Inc. (d)	205	11
Norfolk Southern Corp.	966	60
Northrop Grumman Corp.	17	1
O'Reilly Automotive, Inc. (e)	294	26
Occidental Petroleum Corp.	995	76
Omnicom Group, Inc.	404	20
Oneok, Inc.	445	19
Oracle Corp.	3,322	111
PACCAR, Inc. (d)	20	1
Peabody Energy Corp.	710	19
Pentair Ltd.	6	—	@
People's United Financial, Inc. (d)	170	2
PepsiCo, Inc.	1,141	78
Pfizer, Inc.	1,933	49
PG&E Corp.	476	19
Philip Morris International, Inc.	1,207	101
Phillips 66	470	25
Pioneer Natural Resources Co. (d)	423	45
Pitney Bowes, Inc. (d)	284	3
Plum Creek Timber Co., Inc. REIT (d)	474	21
PNC Financial Services Group, Inc.	732	43
PPL Corp.	499	14
Praxair, Inc.	26	3
Precision Castparts Corp.	5	1
Priceline.com, Inc. (e)	41	25
Procter & Gamble Co. (The)	3,931	267
ProLogis, Inc. REIT (d)	351	13
Public Service Enterprise Group, Inc.	683	21
Public Storage REIT	128	19
Qualcomm, Inc.	1,411	88
Quest Diagnostics, Inc.	296	17
Range Resources Corp. (d)	211	13
Rayonier, Inc. REIT (d)	489	25
Raytheon Co.	20	1
Regions Financial Corp.	1,843	13
Republic Services, Inc. (d)	520	15

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United States (cont'd)
Robert Half International, Inc. (d)	170	$5
Rockwell Automation, Inc.	9	1
Ross Stores, Inc.	452	24
Rouse Properties, Inc. REIT (d)	44	1
Royal Caribbean Cruises Ltd. (d)	2	—	@
Salesforce.com, Inc. (d)(e)	195	33
SanDisk Corp. (e)	423	18
Schlumberger Ltd.	1,162	81
Scripps Networks Interactive, Inc., Class A (d)	221	13
Sempra Energy	465	33
Simon Property Group, Inc. REIT	344	54
Southern Co. (The)	679	29
Southwest Airlines Co.	37,400	383
Southwestern Energy Co. (e)	684	23
Spectra Energy Corp. (d)	881	24
Sprint Nextel Corp. (e)	3,991	23
St. Jude Medical, Inc. (d)	476	17
Staples, Inc. (d)	425	5
Starbucks Corp.	436	23
State Street Corp.	666	31
Stericycle, Inc. (e)	299	28
Stryker Corp. (d)	443	24
SunTrust Banks, Inc.	649	18
Symantec Corp. (e)	808	15
Sysco Corp.	1,165	37
T. Rowe Price Group, Inc.	406	26
Target Corp.	224	13
TE Connectivity Ltd.	141	5
Tenaris SA (d)	1,646	34
Texas Instruments, Inc. (d)	997	31
Thermo Fisher Scientific, Inc.	811	52
Time Warner Cable, Inc.	479	47
Time Warner, Inc.	486	23
TJX Cos., Inc.	766	33
Tyco International Ltd.	27	1
Ultra Petroleum Corp. (d)(e)	230	4
Union Pacific Corp.	401	50
United Continental Holdings, Inc. (d)(e)	16,900	395
United Parcel Service, Inc., Class B	413	30
United Technologies Corp.	44	4
UnitedHealth Group, Inc.	431	23
US Airways Group, Inc. (d)(e)	8,300	112
US Bancorp	1,196	38
Valero Energy Corp.	747	26
Varian Medical Systems, Inc. (d)(e)	402	28
Ventas, Inc. REIT	470	30
Verisk Analytics, Inc., Class A (e)	129	7
Verizon Communications, Inc.	1,348	58
Vertex Pharmaceuticals, Inc. (e)	300	13
VF Corp.	190	29
Viacom, Inc., Class B (d)	416	22
Virgin Media, Inc. (d)	441	16
	Shares	Value (000)
Visa, Inc., Class A	433	$66
Vornado Realty Trust REIT	100	8
Wal-Mart Stores, Inc.	1,878	128
Walgreen Co.	1,620	60
Walt Disney Co. (The)	508	25
Waste Management, Inc. (d)	532	18
Watson Pharmaceuticals, Inc. (e)	264	23
Weatherford International Ltd. (e)	1,883	21
WellPoint, Inc. (d)	457	28
Wells Fargo & Co.	4,494	154
Western Union Co. (The)	180	2
Weyerhaeuser Co. REIT	823	23
Whole Foods Market, Inc.	459	42
Williams Cos., Inc. (The)	1,384	45
Wisconsin Energy Corp. (d)	168	6
WPX Energy, Inc. (d)(e)	374	6
WW Grainger, Inc.	3	1
Wynn Resorts Ltd. (d)	187	21
Xcel Energy, Inc. (d)	418	11
Xerox Corp. (d)	2,350	16
Xylem, Inc.	121	3
Yahoo!, Inc. (e)	1,421	28
Yum! Brands, Inc.	516	34
Zimmer Holdings, Inc.	299	20
		12,957
Total Common Stocks (Cost $29,084)		30,471
	No. of Rights
Rights (0.0%)
Spain (0.0%)
Grifols SA (e)	386	1
Repsol SA (d)(e)	4,002	2
Total Rights (Cost $3)		3
	Shares
Investment Companies (4.8%)
United States (4.8%)
iShares MSCI Emerging Markets Index Fund	7,100	315
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio (See Note H)	106,190	2,755
Total Investment Companies (Cost $3,145)		3,070
Short-Term Investments (9.6%)
Securities held as Collateral on Loaned Securities (5.2%)
Investment Company (4.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	2,996,793	2,997

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.5%)
Barclays Capital, Inc., (0.20%, dated 12/31/12, due 1/2/13; proceeds $169; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 2.00% due 1/31/16; valued at $173)	$169	$169
Merrill Lynch & Co., Inc., (0.20%, dated 12/31/12, due 1/2/13; proceeds $119; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 2.50% due 8/1/27; valued at $121)	119	119
		288
Total Securities held as Collateral on Loaned Securities (Cost $3,285)		3,285
	Shares
Investment Company (3.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $2,461)	2,461,349	2,461
	Face Amount (000)
U.S. Treasury Security (0.5%)
U.S. Treasury Bill, 0.12%, 2/14/13 (g)	$300	300
Total Short-Term Investments (Cost $6,046)		6,046
Total Investments (104.3%) (Cost $63,880) Including $3,926 of Securities Loaned (h)(i)		66,157
Liabilities in Excess of Other Assets (-4.3%)		(2,711)
Net Assets (100.0%)		$63,446

(a)  Security is subject to delayed delivery.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2012.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  All or a portion of this security was on loan at December 31, 2012.

(e)  Non-income producing security.

(f)  Security trades on the Hong Kong exchange.

(g)  Rate shown is the yield to maturity at December 31, 2012.

(h)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency exchange contracts, futures contracts and swap agreements.

(i)  The approximate fair value and percentage of net assets, $16,536,000 and 26.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

CVA  Certificaten Van Aandelen.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

PPS  Price Protected Shares.

REIT  Real Estate Investment Trust.

SDR  Swedish Depositary Receipt.

TBA  To Be Announced.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at December 31, 2012:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	MXN	429	$33	1/10/13	USD	33	$33	$	(—	@)
Goldman Sachs International	SEK	799	122	1/10/13	USD	120	120		(2)
JPMorgan Chase Bank	USD	535	535	1/10/13	EUR	408	539		4
UBS AG	AUD	568	589	1/10/13	USD	590	590		1
UBS AG	CAD	52	52	1/10/13	USD	53	53		1
UBS AG	CLP	31,346	66	1/10/13	USD	65	65		(1)
UBS AG	CLP	57,151	119	1/10/13	USD	120	120		1
UBS AG	DKK	180	32	1/10/13	USD	32	32		(—	@)
UBS AG	EUR	339	447	1/10/13	USD	446	446		(1)
UBS AG	GBP	76	123	1/10/13	USD	123	123		(—	@)
UBS AG	JPY	26,545	306	1/10/13	USD	317	317		11
UBS AG	KRW	45,304	42	1/10/13	USD	42	42		(—	@)
UBS AG	MXN	431	34	1/10/13	USD	34	34		—	@
UBS AG	NOK	83	15	1/10/13	USD	15	15		—	@

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

Foreign Currency Exchange Contracts Information: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
UBS AG	NZD	135	$112	1/10/13	USD	114	$114	$2
UBS AG	PLN	92	30	1/10/13	USD	30	30	(— @)
UBS AG	PLN	886	286	1/10/13	USD	279	279	(7)
UBS AG	SEK	310	48	1/10/13	USD	47	47	(1)
UBS AG	SGD	15	13	1/10/13	USD	13	13	— @
UBS AG	USD	129	129	1/10/13	AUD	123	127	(2)
UBS AG	USD	6	6	1/10/13	CAD	6	6	(— @)
UBS AG	USD	123	123	1/10/13	CHF	114	125	2
UBS AG	USD	207	207	1/10/13	EUR	157	208	1
UBS AG	USD	272	272	1/10/13	GBP	169	275	3
UBS AG	USD	88	88	1/10/13	GBP	54	88	— @
UBS AG	USD	1,800	1,800	1/10/13	JPY	147,976	1,708	(92)
UBS AG	USD	284	284	1/10/13	JPY	23,750	274	(10)
UBS AG	USD	247	247	1/10/13	KRW	267,979	250	3
UBS AG	USD	153	153	1/10/13	SGD	186	153	(— @)
Wells Fargo Bank	EUR	304	402	1/10/13	USD	398	398	(4)
Wells Fargo Bank	USD	274	274	1/10/13	CAD	273	274	— @
Wells Fargo Bank	USD	150	150	1/10/13	NOK	849	152	2
Wells Fargo Bank	ZAR	2,064	243	1/10/13	USD	232	232	(11)
Bank of America NA	CAD	1,911	1,921	1/17/13	USD	1,940	1,940	19
Bank of America NA	EUR	2,263	2,987	1/17/13	USD	2,991	2,991	4
Bank of America NA	MYR	411	134	1/17/13	USD	134	134	— @
Deutsche Bank AG	AUD	291	302	1/17/13	USD	306	306	4
Deutsche Bank AG	EUR	2,315	3,055	1/17/13	USD	3,059	3,059	4
Deutsche Bank AG	GBP	160	260	1/17/13	USD	260	260	— @
Deutsche Bank AG	USD	599	599	1/17/13	GBP	369	599	(— @)
Goldman Sachs International	EUR	2,189	2890	1/17/13	USD	2,893	2,893	3
Goldman Sachs International	USD	159	159	1/17/13	CAD	156	158	(1)
Goldman Sachs International	USD	186	186	1/17/13	EUR	141	186	— @
JPMorgan Chase Bank	NOK	914	164	1/17/13	USD	163	163	(1)
Mellon Bank	AUD	1,406	1,459	1/17/13	USD	1,479	1,479	20
Mellon Bank	USD	267	267	1/17/13	CAD	263	264	(3)
Mellon Bank	USD	103	103	1/17/13	HKD	796	103	(— @)
Royal Bank of Scotland	MXN	1,098	85	1/17/13	USD	86	86	1
Royal Bank of Scotland	USD	143	143	1/17/13	ILS	536	144	1
State Street Bank and Trust Co.	CLP	59,605	124	1/17/13	USD	125	125	1
State Street Bank and Trust Co.	USD	86	86	1/17/13	CHF	79	86	(— @)
State Street Bank and Trust Co.	USD	105	105	1/17/13	SEK	692	107	2
State Street Bank and Trust Co.	USD	83	83	1/17/13	TWD	2,397	83	(— @)
UBS AG	JPY	145,372	1,678	1/17/13	USD	1,731	1,731	53
UBS AG	KRW	143,920	135	1/17/13	USD	134	134	(1)
UBS AG	SEK	1,494	230	1/17/13	USD	226	226	(4)
UBS AG	USD	163	163	1/17/13	BRL	340	166	3
UBS AG	USD	295	295	1/17/13	CHF	269	294	(1)
UBS AG	USD	421	421	1/17/13	EUR	319	420	(1)
UBS AG	USD	297	297	1/17/13	EUR	225	297	— @
UBS AG	USD	70	70	1/17/13	GBP	43	70	(— @)
UBS AG	USD	744	744	1/17/13	JPY	64,292	743	(1)
UBS AG	USD	155	155	1/17/13	RUB	4,797	156	1
UBS AG	USD	203	203	1/17/13	SGD	247	202	(1)

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

Foreign Currency Exchange Contracts Information: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
UBS AG	USD	198	$198	1/17/13	ZAR	1,690	$199	$1
JPMorgan Chase Bank	CNY	12,167	1,927	8/12/13	USD	1,887	1,887	(40)
JPMorgan Chase Bank	USD	1,932	1,932	8/12/13	CNY	12,167	1,928	(4)
			$30,942				$30,901	$(41)

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2012:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
Australian 10 yr. Bond (Australia)	15	$1,921	Mar-13	$(17)
CAC 40 Index (France)	33	1,586	Jan-13	9
DAX Index (Germany)	7	1,760	Mar-13	6
Euro Stoxx 50 Index (Germany)	8	276	Mar-13	(1)
FTSE 100 Index (United Kingdom)	3	285	Mar-13	(2)
FTSE China A50 Index (Singapore)	116	966	Jan-13	50
FTSE MIB Index (Italy)	7	753	Mar-13	2
IBEX 35 Index (Spain)	5	533	Jan-13	6
MSCI Emerging Market E Mini (United States)	40	2,147	Mar-13	49
NIKKEI 225 Index (United States)	8	487	Mar-13	46
S&P Mid Cap 400 E MINI Index (United States)	8	814	Mar-13	(5)
S&P TSE 60 Index (Canada)	5	715	Mar-13	10
SGX MSCI Singapore (Singapore)	5	295	Jan-13	— @
U.S. Treasury 2 yr. Note (United States)	7	1,543	Mar-13	— @
U.S. Treasury 5 yr. Note (United States)	27	3,359	Mar-13	(1)
U.S. Treasury 30 yr. Bond (United States)	15	2,213	Mar-13	(10)
U.S. Treasury Ultra Long Bond (United States)	6	976	Mar-13	(12)
	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Short:
German Euro Bund (Germany)	20	$(3,845)	Mar-13	$(26)
German Euro Schatz Futures (Germany)	3	(439)	Mar-13	(— @)
S&P 500 E MINI Index (United States)	29	(2,059)	Mar-13	(17)
U.S. Treasury 2 yr. Note (United States)	31	(6,834)	Mar-13	1
U.S. Treasury 5 yr. Note (United States)	22	(2,737)	Mar-13	7
U.S. Treasury 10 yr. Note (United States)	41	(5,444)	Mar-13	23
U.S. Treasury 30 yr. Bond (United States)	2	(295)	Mar-13	4
UK Long Gilt Bond (United Kingdom)	1	(193)	Mar-13	(1)
				$121
The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at December 31, 2012:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America	3 Month CDOR	Pay	1.75%	8/1/16	CAD	2,000	$3
Bank of America	3 Month LIBOR	Receive	0.83	8/3/16		$1,940	(3)
Barclays Capital	3 Month LIBOR	Receive	0.81	9/24/17		530	(2)
Goldman Sachs	3 Month LIBOR	Receive	0.39	9/25/14		1,670	(3)
JPMorgan Chase	3 Month LIBOR	Receive	0.82	7/24/17		1,499	(9)
							$(14)

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at December 31, 2012:

Swap Counterparty	Index	Notional Amount (000)		Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Depreciation (000)
JPMorgan Chase	JPMorgan Chase Australian Bank Custom Basket	AUD	1,834	3-Month AUD-LIBOR-minus 0.19%	Pay	11/8/13	$(105)
JPMorgan Chase	MSCI Daily Total Return Europe Net Food Beverage & Tobacco Index		$878	3-Month USD-LIBOR-minus 0.22%	Pay	8/26/13	(24)
JPMorgan Chase	MSCI Daily Total Return Europe Net Household & Personal Products Index		106	3-Month USD-LIBOR-minus 0.39%	Pay	8/26/13	(5)
							$(134)

@  Value is less than $500.

CDOR  Canadian Dealer Offered Rate.

LIBOR  London Interbank Offered Rate.

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

CLP  — Chilean Peso

CNY  — Chinese Yuan Renminbi

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

ILS  — Israeli Shekel

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican New Peso

MYR  — Malaysian Ringgit

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PLN  — Polish Zloty

RUB  — Russian Ruble

SEK  — Swedish Krona

SGD  — Singapore Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

ZAR  — South African Rand

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Global Tactical Asset Allocation Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $55,097)	$57,373
Investment in Security of Affiliated Issuer, at Value (Cost $8,783)	8,784
Total Investments in Securities, at Value (Cost $63,880)	66,157
Foreign Currency, at Value (Cost $303)	300
Cash	117
Receivable for Variation Margin	830
Receivable for Investments Sold	644
Interest Receivable	346
Unrealized Appreciation on Foreign Currency Exchange Contracts	148
Tax Reclaim Receivable	32
Due from Adviser	27
Dividends Receivable	25
Receivable for Portfolio Shares Sold	6
Unrealized Appreciation on Swap Agreements	3
Receivable from Affiliate	1
Other Assets	2
Total Assets	68,638
Liabilities:
Collateral on Securities Loaned, at Value	3,402
Payable for Investments Purchased	1,137
Unrealized Depreciation on Foreign Currency Exchange Contracts	189
Unrealized Depreciation on Swap Agreements	151
Payable for Portfolio Shares Redeemed	113
Payable for Custodian Fees	59
Payable for Professional Fees	57
Payable for Administration Fees	13
Payable for Directors' Fees and Expenses	1
Distribution Fees — Class II Shares	— @
Other Liabilities	70
Total Liabilities	5,192
NET ASSETS	$63,446
Net Assets Consist of:
Paid-in-Capital	$78,257
Accumulated Undistributed Net Investment Income	318
Accumulated Net Realized Loss	(17,339)
Unrealized Appreciation (Depreciation) on:
Investments	2,276
Investments in Affiliates	1
Futures Contracts	121
Swap Agreements	(148)
Foreign Currency Exchange Contracts	(41)
Foreign Currency Translations	1
Net Assets	$63,446
CLASS I:
Net Assets	$63,205
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,619,013 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.55
CLASS II:
Net Assets	$241
Net Asset Value, Offering and Redemption Price Per Share Applicable to 25,202 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.54
(1) Including:
Securities on Loan, at Value:	$3,926

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Global Tactical Asset Allocation Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $47 of Foreign Taxes Withheld)	$790
Interest from Securities of Unaffiliated Issuers	735
Income from Securities Loaned — Net	42
Dividends from Security of Affiliated Issuer	26
Interest from Securities of Affiliated Issuers	7
Total Investment Income	1,600
Expenses:
Advisory Fees (Note B)	485
Custodian Fees (Note F)	208
Administration Fees (Note C)	162
Professional Fees	91
Pricing Fees	91
Shareholder Reporting Fees	62
Directors' Fees and Expenses	3
Distribution Fees — Class II Shares (Note D)	1
Other Expenses	11
Expenses Before Non Operating Expenses	1,114
Interest Expense	— @
Total Expenses	1,114
Waiver of Advisory Fees (Note B)	(466)
Rebate from Morgan Stanley Affiliate (Note H)	(38)
Distribution Fees — Class II Shares Waived (Note D)	(— @)
Expense Offset (Note F)	(— @)
Net Expenses	610
Net Investment Income	990
Realized Gain (Loss):
Investments Sold	1,427
Investments in Affiliates	14
Foreign Currency Exchange Contracts	(321)
Foreign Currency Transactions	(39)
Futures Contracts	2,275
Swap Agreements	(939)
Net Realized Gain	2,417
Change in Unrealized Appreciation (Depreciation):
Investments	4,495
Investments in Affiliates	509
Foreign Currency Exchange Contracts	(110)
Foreign Currency Translations	7
Futures Contracts	(69)
Swap Agreements	(44)
Net Change in Unrealized Appreciation (Depreciation)	4,788
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	7,205
Net Increase in Net Assets Resulting from Operations	$8,195

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Global Tactical Asset Allocation Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$990	$1,060
Net Realized Gain	2,417	881
Net Change in Unrealized Appreciation (Depreciation)	4,788	(4,320)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,195	(2,379)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,340)	(981)
Class II:
Net Investment Income	(3)	(— @)
Total Distributions	(1,343)	(981)
Capital Share Transactions:(1)
Class I:
Subscribed	3,131	3,413
Distributions Reinvested	1,340	981
Redeemed	(12,911)	(22,122)
Class II:
Subscribed	511	114 *
Distributions Reinvested	3	— @*
Redeemed	(357)	(45)*
Net Decrease in Net Assets Resulting from Capital Share Transactions	(8,283)	(17,659)
Regulatory Settlement Proceeds:
Net Increase from Regulatory Settlement (Note I)	144	—
Total Decrease in Net Assets	(1,287)	(21,019)
Net Assets:
Beginning of Period	64,733	85,752
End of Period (Including Accumulated Undistributed Net Investment Income of $318 and $1,386)	$63,446	$64,733
(1) Capital Share Transactions:
Class I:
Shares Subscribed	345	379
Shares Issued on Distributions Reinvested	151	104
Shares Redeemed	(1,418)	(2,453)
Net Decrease in Class I Shares Outstanding	(922)	(1,970)
Class II:
Shares Subscribed	56	13 *
Shares Issued on Distributions Reinvested	— @@	— @@*
Shares Redeemed	(39)	(5)*
Net Increase in Class II Shares Outstanding	17	8 *

*  For the period March 15, 2011 (commencement of operations) through December 31, 2011.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Financial Highlights

Global Tactical Asset Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011	2010		2009	2008
Net Asset Value, Beginning of Period	$8.58		$9.02	$8.81		$6.86	$14.50
Income (Loss) from Investment Operations:
Net Investment Income†	0.14		0.13	0.11		0.13	0.30
Net Realized and Unrealized Gain (Loss)	1.00		(0.45)	0.34		2.05	(6.09)
Total from Investment Operations	1.14		(0.32)	0.45		2.18	(5.79)
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.12)	(0.25)		(0.23)	(0.38)
Net Realized Gain	—		—	—		—	(1.47)
Total Distributions	(0.19)		(0.12)	(0.25)		(0.23)	(1.85)
Regulatory Settlement Proceeds	0.02¥		—	0.01	^^	—	—
Net Asset Value, End of Period	$9.55		$8.58	$9.02		$8.81	$6.86
Total Return ++	13.84%		(3.68)%	5.68%		32.53%	(44.62)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$63,205		$64,668	$85,752		$98,707	$86,530
Ratio of Expenses to Average Net Assets(1)	0.94	%+††	0.96%+^	1.03	%+	1.04%+	1.05%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.94	%+††	N/A	1.03	%+	N/A	N/A
Ratio of Net Investment Income to Average Net Assets(1)	1.53	%+††	1.42%+	1.35	%+	1.75%+	2.72%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.06	%††	0.06%	0.02%		0.01%	0.00%§
Portfolio Turnover Rate	105%		109%	183%		30%	26%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.72	%††	1.76%	1.45	%+	1.21%+	1.19%+
Net Investment Income to Average Net Assets	0.75	%††	0.62%	0.93	%+	1.58%+	2.58%+

†  Per share amount is based on average shares outstanding.

¥  During the year ended December 31, 2012, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of approximately 0.23% on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I would have been approximately 13.61%.

^^  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.11% on total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I would have been approximately 5.57%.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2011, the maximum ratio was 1.05% for Class I shares.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Financial Highlights

Global Tactical Asset Allocation Portfolio

	Class II
Selected Per Share Data and Ratios	Year Ended December 31, 2012		Period from March 15, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$8.57		$9.04
Income (Loss) from Investment Operations:
Net Investment Income†	0.13		0.11
Net Realized and Unrealized Gain (Loss)	1.01		(0.46)
Total from Investment Operations	1.14		(0.35)
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.12)
Regulatory Settlement Proceeds	0.02¥		—
Net Asset Value, End of Period	$9.54		$8.57
Total Return ++	13.70%		(4.00	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$241		$65
Ratio of Expenses to Average Net Assets(1)	1.04	%+††	1.06	%+*^^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.04	%+††	N/A
Ratio of Net Investment Income to Average Net Assets(1)	1.43	%+††	1.32	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.06	%††	0.06	%*
Portfolio Turnover Rate	105%		109	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.07	%††	2.11	%*
Net Investment Income to Average Net Assets	0.40	%††	0.27	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

¥  During the year ended December 31, 2012, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of approximately 0.24% on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class II would have been approximately 13.46%.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

^^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class II shares. Prior to July 1, 2011, the maximum ratio was 1.15% for Class II shares.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Tactical Asset Allocation Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") seeks total return by investing in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. In seeking to achieve this investment objective, the Portfolio will implement a global tactical approach to achieving total return, and to control risk and volatility. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. Effective April 30, 2012, the Sub-Advisory Agreement between the Adviser and the Portfolio's former sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers") was terminated.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service.

The prices provided by a pricing service take into account broker-dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$2,696	$—	$2,696
Asset-Backed Securities	—	385	—	385
Collateralized Mortgage Obligations - Agency Collateral Series	—	351	—	351
Commercial Mortgage Backed Securities	—	391	—	391
Corporate Bonds	—	5,107	—	5,107
Sovereign	—	15,577	—	15,577
U.S. Treasury Securities	—	2,060	—	2,060
Total Fixed Income Securities	—	26,567	—	26,567
Common Stocks
Aerospace & Defense	18	143	—	161
Air Freight & Logistics	90	53	—	143
Airlines	1,630	15	—	1,645
Auto Components	36	173	—	209
Automobiles	33	759	—	792
Beverages	177	380	—	557
Biotechnology	349	77	—	426
Building Products	—	125	—	125
Capital Markets	339	360	—	699
Chemicals	69	674	—	743
Commercial Banks	686	2,018	—	2,704
Commercial Services & Supplies	101	82	—	183
Communications Equipment	210	70	—	280
Computers & Peripherals	743	62	—	805
Construction & Engineering	2	90	—	92
Construction Materials	—	73	—	73
Consumer Finance	113	—	—	113
Containers & Packaging	—	30	—	30
Distributors	—	14	—	14
Diversified Financial Services	1,479	189	—	1,668
Diversified Telecommunication Services	245	556	—	801
Electric Utilities	223	417	—	640
Electrical Equipment	4	234	—	238

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Electronic Equipment, Instruments & Components	$44	$224	$—	$268
Energy Equipment & Services	253	142	—	395
Food & Staples Retailing	424	329	—	753
Food Products	165	479	—	644
Gas Utilities	19	126	—	145
Health Care Equipment & Supplies	255	102	—	357
Health Care Providers & Services	286	80	—	366
Health Care Technology	33	—	—	33
Hotels, Restaurants & Leisure	155	122	—	277
Household Durables	—	75	—	75
Household Products	391	143	—	534
Independent Power Producers & Energy Traders	4	12	—	16
Industrial Conglomerates	11	294	—	305
Information Technology Services	609	35	—	644
Insurance	75	964	—	1,039
Internet & Catalog Retail	132	16	—	148
Internet Software & Services	256	15	—	271
Leisure Equipment & Products	—	24	—	24
Life Sciences Tools & Services	67	33	—	100
Machinery	15	477	—	492
Marine	—	50	—	50
Media	599	158	—	757
Metals & Mining	150	780	—	930
Multi-Utilities	161	295	—	456
Multi-line Retail	42	39	—	81
Office Electronics	16	99	—	115
Oil, Gas & Consumable Fuels	1,163	1,023	—	2,186
Paper & Forest Products	—	14	—	14
Personal Products	30	88	—	118
Pharmaceuticals	377	1,133	—	1,510
Professional Services	37	103	—	140
Real Estate Investment Trusts (REITs)	454	247	—	701
Real Estate Management & Development	26	380	—	406
Road & Rail	197	216	—	413
Semiconductors & Semiconductor Equipment	90	135	—	225
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Software	$368	$190	$—	$558
Specialty Retail	177	190	—	367
Textiles, Apparel & Luxury Goods	82	234	—	316
Thrifts & Mortgage Finance	5	—	—	5
Tobacco	123	237	—	360
Trading Companies & Distributors	2	190	—	192
Transportation Infrastructure	—	84	—	84
Water Utilities	—	23	—	23
Wireless Telecommunication Services	95	342	—	437
Total Common Stocks	13,935	16,536	—	30,471
Rights	2	1	—	3
Investment Companies	3,070	—	—	3,070
Short-Term Investments
Investment Company	5,458	—	—	5,458
Repurchase Agreements	—	288	—	288
U.S. Treasury Securities	—	300	—	300
Total Short-Term Investments	5,458	588	—	6,046
Foreign Currency Exchange Contracts	—	148	—	148
Futures Contracts	213	—	—	213
Interest Rate Swap Agreements	—	3	—	3
Total Assets	22,678	43,843	—	66,521
Liabilities:
Foreign Currency Exchange Contracts	—	(189)	—	(189)
Futures Contracts	(92)	—	—	(92)
Interest Rate Swap Agreements	—	(17)	—	(17)
Total Return Swap Agreements	—	(134)	—	(134)
Total Liabilities	(92)	(340)	—	(432)
Total	$22,586	$43,503	$—	$66,089

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $16,303,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2012, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk for loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or (loss). The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Swaps: An over-the-counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearing house. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

the reference index, security or investments do not perform as expected.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of FASB ASC 210 "Balance Sheet" ("ASC 210"). Offsetting of Amounts Related to Certain Contracts, an interpretation of ASC 210-20, are included within "Unrealized Appreciation (Depreciation) on Swap Agreements" in the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements in the Statement of Operations.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2012.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Exchange Contracts	Unrealized Appreciation on Foreign Currency Exchange Contracts	Currency Risk	$148
Futures Contracts(a)	Variation Margin	Equity Risk	178
Futures Contracts(a)	Variation Margin	Interest Rate Risk	35
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	3
Total			$364
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Exchange Contracts	Unrealized Depreciation on Foreign Currency Exchange Contracts	Currency Risk	$(189)
Futures Contracts(a)	Variation Margin	Equity Risk	(25)
Futures Contracts(a)	Variation Margin	Interest Rate Risk	(67)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(134)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Interest Rate Risk	(17)
Total			$(432)

(a)  This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2012 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$(321)
Commodity Risk	Futures Contracts	15
Equity Risk	Futures Contracts	2,680
Interest Rate Risk	Futures Contracts	(420)
Equity Risk	Swap Agreements	(929)
Interest Rate Risk	Swap Agreements	(10)
Total		$1,015
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Exchange Contracts	$(110)
Equity Risk	Futures Contracts	(103)
Interest Rate Risk	Futures Contracts	34
Equity Risk	Swap Agreements	(14)
Interest Rate Risk	Swap Agreements	(30)
Total		$(223)

For the year ended December 31, 2012, the average monthly principal amount of foreign currency exchange contracts was approximately $27,473,000, the average monthly original value of futures contracts was approximately $41,670,000 and the average monthly notional amount of swap agreements was approximately $18,043,000.

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security,

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

7.  Security Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2012 were approximately $3,926,000 and $4,017,000, respectively. The Portfolio received cash collateral of approximately $3,402,000, of which, approximately $3,285,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At December 31, 2012, there was uninvested cash collateral of approximately $117,000, which is not reflected in the Portfolio of Investments. The remaining collateral of approximately $615,000 was received in the form of U.S. Government Agencies and Obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.00% for Class I shares and 1.10% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $466,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the

Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.25% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2012, this waiver amounted to less than $500.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,343	—	$981	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and on certain equity securities designated as issued by passive foreign investment companies, swap transactions and paydown adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(715)	$715	—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$214	—

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $64,703,000. The aggregate gross unrealized appreciation is approximately $3,575,000 and the aggregate gross unrealized depreciation is approximately $2,121,000 resulting in net unrealized appreciation of approximately $1,454,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$16,472	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2012, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $2,927,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $34,074,000 and $38,838,000, respectively. For the year ended December 31, 2012, purchases and sales of long-term U.S. Government securities were approximately $27,673,000 and $29,698,000, respectively.

The Portfolio invests in Morgan Stanley Institutional Fund, Inc. – Emerging Markets Portfolio ("Emerging Markets Portfolio"), an open-end management investment company

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

advised by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Emerging Markets Portfolio. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $32,000 relating to the Portfolio's investment in the Emerging Markets Portfolio. The Emerging Markets Portfolio has a cost basis of approximately $2,812,000 at December 31, 2012.

A summary of the Portfolio's transactions in shares of the Emerging Markets Portfolio during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)	Value December 31, 2012 (000)
$2,292	$—	$—	$—	$18	$2,755

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $6,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$10,419	$45,093	$50,054	$7	$5,458

For the year ended December 31, 2012, the Portfolio invested in Citigroup, Inc., and its affiliated broker-dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend/ Interest Income (000)	Value December 31, 2012 (000)
$294	$510	$309	$14	$8	$571

I. Regulatory Settlement Proceeds: The Portfolio received approximately $144,000 in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

J. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 72.2% and 95.6%, for Class I and Class II, respectively.

K. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting – Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall – Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Tactical Asset Allocation Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Tactical Asset Allocation Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therin. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Tactical Asset Allocation Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therin, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2013

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2012.

For corporate shareholders, 19.8% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2012.

The Portfolio intends to pass through foreign tax credits of approximately $14,000, and has derived net income from sources within foreign countries amounting to approximately $617,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

Interested Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFIMANN
IU13-00235P-Y12/12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Mid Cap Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
Director and Officer Information	21

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example (unaudited)

Mid Cap Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Mid Cap Growth Portfolio Class I	$1,000.00	$1,023.90	$1,019.86	$5.34	$5.33	1.05%
Mid Cap Growth Portfolio Class II	1,000.00	1,022.40	1,019.36	5.85	5.84	1.15

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital growth by investing primarily in common stocks and other equity securities.

Performance

For the fiscal year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 8.69%, net of fees, for Class I shares and 8.49%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against its benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 15.81%.

Factors Affecting Performance

•  Despite economic uncertainties in the U.S., Europe and China, accommodative monetary policy from central banks around the world helped buoy the prices of stocks and other risky assets during the 12 months ended December 31, 2012. The market was volatile during the year. The U.S. economy appeared to hit a soft patch in the spring, problems in Greece and Spain reignited concerns about the European debt crisis, and the lack of resolution about the "fiscal cliff" (the automatic tax increases and spending cuts triggered on January 1, 2013 that potentially raised recession risks) weighed on the market. However, a pledge by the European Central Bank president to do "whatever it takes" to preserve the euro and additional stimulus from the U.S. Federal Reserve (including a third round of quantitative easing, or QE3) eased fears. Corporate earnings growth remained strong, further contributing to market gains during the year, but was expected to weaken in 2013.

•  Stock selection in the materials and processing sector hampered relative performance, primarily due to exposure to two rare earths miners. An underweight in the sector also cost the Portfolio relative performance, as materials and processing was Index's best performing sector.

•  The technology sector detracted from performance, hurt by both stock selection and an overweight in the sector. Holdings in a social network gaming developer and an online deals site performed unfavorably.

•  Stock selection in the financial services sector was disadvantageous. An investment data and services provider was the main detractor, with a lack of exposure to groups that performed well during the period such as real estate investment trusts and asset managers further dampening performance.

•  Stock selection in the producer durables sector was a positive contributor to performance. A holding in a product testing and inspection firm (its stock is not represented in the Index) was the largest contributor in the sector.

•  The utilities sector was additive as well, although the relative gains were somewhat offset by the negative effect of an overweight in the sector. Exposure to an infrastructure asset management company was beneficial to performance.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above average business visibility, rising return on invested capital, strong free cash flow generation and an attractive risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

Performance Compared to the Russell Midcap® Growth Index(1)

	Period Ended December 31, 2012
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	8.69%	2.31%	11.78%	4.98%
Russell Midcap® Growth Index	15.81	3.23	10.32	5.33
Portfolio – Class II(4)	8.49	2.20	—	11.02
Russell Midcap® Growth Index	15.81	3.23	—	9.66

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on October 18, 1999.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to the class.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	66.9%
Computer Services, Software & Systems	17.3
Commercial Services	8.2
Financial Data & Systems	5.2
Short-Term Investments	2.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (96.9%)
Advertising Agencies (0.0%)
Aimia, Inc.	5,103	$76
Alternative Energy (3.0%)
Range Resources Corp.	74,221	4,663
Ultra Petroleum Corp. (a)	104,333	1,892
		6,555
Asset Management & Custodian (0.9%)
Greenhill & Co., Inc.	37,595	1,955
Automobiles (0.6%)
Tesla Motors, Inc. (a)	37,014	1,254
Beverage: Brewers & Distillers (2.3%)
DE Master Blenders 1753 N.V. (Netherlands) (a)	435,582	5,067
Beverage: Soft Drinks (1.7%)
Monster Beverage Corp. (a)	70,039	3,704
Biotechnology (4.8%)
IDEXX Laboratories, Inc. (a)	33,020	3,064
Illumina, Inc. (a)	135,602	7,538
		10,602
Cement (2.0%)
Martin Marietta Materials, Inc.	47,476	4,476
Chemicals: Diversified (2.7%)
Intrepid Potash, Inc.	109,197	2,325
Rockwood Holdings, Inc.	72,044	3,563
		5,888
Commercial Services (8.2%)
Gartner, Inc. (a)	110,289	5,075
Intertek Group PLC (United Kingdom)	114,286	5,768
MercadoLibre, Inc. (Brazil)	30,014	2,358
Weight Watchers International, Inc.	92,364	4,836
		18,037
Communications Technology (3.7%)
Motorola Solutions, Inc.	144,589	8,051
Computer Services, Software & Systems (17.4%)
Akamai Technologies, Inc. (a)	84,616	3,462
Citrix Systems, Inc. (a)	42,328	2,783
IHS, Inc., Class A (a)	47,679	4,577
LinkedIn Corp., Class A (a)	50,952	5,850
Qihoo 360 Technology Co., Ltd. ADR (China) (a)	40,669	1,208
Red Hat, Inc. (a)	55,721	2,951
Salesforce.com, Inc. (a)	36,622	6,156
SINA Corp. (China) (a)	20,886	1,049
Solera Holdings, Inc.	138,730	7,418
Workday, Inc. (a)	29,054	1,583
Zynga, Inc., Class A (a)	491,648	1,165
		38,202
Computer Technology (3.9%)
Dropbox, Inc. (a)(b)(c) (acquisition cost — $1,380; acquired 5/1/12)	152,532	1,380
Yandex N.V., Class A (Russia) (a)	212,207	4,577
	Shares	Value (000)
Youku Tudou, Inc. ADR (China) (a)	145,253	$2,650
		8,607
Consumer Lending (1.3%)
IntercontinentalExchange, Inc. (a)	23,800	2,947
Consumer Services: Miscellaneous (1.8%)
Qualicorp SA (Brazil) (a)	378,686	3,941
Diversified Media (2.6%)
Factset Research Systems, Inc.	14,127	1,244
McGraw-Hill Cos., Inc. (The)	80,978	4,427
		5,671
Diversified Retail (2.7%)
Dollar Tree, Inc. (a)	84,708	3,436
Groupon, Inc. (a)	526,268	2,568
		6,004
Education Services (1.5%)
New Oriental Education & Technology Group ADR (China)	174,506	3,391
Electronic Components (2.8%)
Sensata Technologies Holding N.V. (a)	112,578	3,657
Trimble Navigation Ltd. (a)	42,160	2,520
		6,177
Entertainment (1.3%)
Legend Pictures LLC Ltd. (a)(b)(c) (acquisition cost — $1,604; acquired 3/8/12)	1,500	2,780
Financial Data & Systems (5.2%)
MSCI, Inc. (a)	177,539	5,502
Verisk Analytics, Inc., Class A (a)	115,049	5,867
		11,369
Health Care Services (3.2%)
athenahealth, Inc. (a)	53,068	3,898
Stericycle, Inc. (a)	33,006	3,078
		6,976
Insurance: Property-Casualty (3.4%)
Arch Capital Group Ltd. (a)	69,177	3,045
Progressive Corp. (The)	204,967	4,325
		7,370
Medical & Dental Instruments & Supplies (1.3%)
Techne Corp.	41,248	2,819
Medical Equipment (2.2%)
Intuitive Surgical, Inc. (a)	9,788	4,800
Pharmaceuticals (2.1%)
Ironwood Pharmaceuticals, Inc. (a)	119,900	1,330
Mead Johnson Nutrition Co.	49,452	3,258
		4,588
Publishing (1.5%)
Morningstar, Inc.	53,196	3,342
Recreational Vehicles & Boats (3.8%)
Edenred (France)	268,532	8,351

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

	Shares	Value (000)
Restaurants (1.5%)
Dunkin' Brands Group, Inc.	96,590	$3,205
Scientific Instruments: Pollution Control (1.3%)
Covanta Holding Corp.	159,782	2,943
Semiconductors & Components (1.3%)
First Solar, Inc. (a)	92,983	2,871
Textiles Apparel & Shoes (1.5%)
Coach, Inc.	57,430	3,188
Utilities: Electrical (3.4%)
Brookfield Infrastructure Partners LP (Canada)	211,884	7,469
Total Common Stocks (Cost $186,736)		212,676
Preferred Stocks (0.2%)
Computer Services, Software & Systems (0.2%)
Palantir Technologies, Inc. Series G (a)(b)(c) (acquisition cost — $455; acquired 7/19/12) (Cost $455)	148,616	455
Convertible Preferred Stocks (1.0%)
Alternative Energy (0.1%)
Better Place, Inc. (a)(b)(c) (acquisition cost — $1,371; acquired 1/25/10)	548,538	165
Communications Technology (0.1%)
Peixe Urbano, Inc. (Brazil) (a)(b)(c) (acquisition cost — $787; acquired 12/2/11)	23,881	114
Computer Services, Software & Systems (0.7%)
Workday, Inc. (a)(b)(c) (acquisition cost — $435; acquired 10/12/11)	32,820	1,669
Computer Technology (0.1%)
Dropbox, Inc. Series A (a)(b)(c) (acquisition cost — $132; acquired 5/25/12)	14,641	132
Total Convertible Preferred Stocks (Cost $2,725)		2,080
Short-Term Investment (2.4%)
Investment Company (2.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $5,235)	5,235,321	5,235
Total Investments (100.5%) (Cost $195,151) (d)		220,446
Liabilities in Excess of Other Assets (-0.5%)		(995)
Net Assets (100.0%)		$219,451

(a)  Non-income producing security.

(b)  At December 31, 2012, the Portfolio held approximately $6,695,000 of fair valued securities, representing 3.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2012 amounts to approximately $6,695,000 and represents 3.1% of net assets.

(d)  The approximate fair value and percentage of net assets, $23,127,000 and 10.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Mid Cap Growth Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $189,916)	$215,211
Investment in Security of Affiliated Issuer, at Value (Cost $5,235)	5,235
Total Investments in Securities, at Value (Cost $195,151)	220,446
Receivable for Investments Sold	455
Receivable for Portfolio Shares Sold	145
Dividends Receivable	56
Tax Reclaim Receivable	48
Receivable from Affiliate	1
Other Assets	5
Total Assets	221,156
Liabilities:
Payable for Portfolio Shares Redeemed	653
Payable for Investments Purchased	549
Payable for Advisory Fees	409
Payable for Administration Fees	46
Distribution Fees — Class II Shares	13
Payable for Professional Fees	9
Payable for Custodian Fees	9
Payable for Directors' Fees and Expenses	—	@
Other Liabilities	17
Total Liabilities	1,705
NET ASSETS	$219,451
Net Assets Consist of:
Paid-in-Capital	$189,884
Accumulated Undistributed Net Investment Income	682
Accumulated Undistributed Net Realized Gain	3,591
Unrealized Appreciation (Depreciation) on:
Investments	25,295
Foreign Currency Translations	(1)
Net Assets	$219,451
CLASS I:
Net Assets	$61,552
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,717,179 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.77
CLASS II:
Net Assets	$157,899
Net Asset Value, Offering and Redemption Price Per Share Applicable to 14,834,015 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.64

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Mid Cap Growth Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $55 of Foreign Taxes Withheld)	$3,569
Dividends from Security of Affiliated Issuer	11
Total Investment Income	3,580
Expenses:
Advisory Fees (Note B)	1,944
Distribution Fees — Class II Shares (Note D)	679
Administration Fees (Note C)	648
Professional Fees	51
Custodian Fees (Note F)	46
Shareholder Reporting Fees	30
Directors' Fees and Expenses	8
Pricing Fees	7
Other Expenses	13
Total Expenses	3,426
Distribution Fees — Class II Shares Waived (Note D)	(485)
Waiver of Advisory Fees (Note B)	(26)
Rebate from Morgan Stanley Affiliate (Note H)	(9)
Net Expenses	2,906
Net Investment Income	674
Realized Gain (Loss):
Investments Sold	4,086
Foreign Currency Transactions	(26)
Net Realized Gain	4,060
Change in Unrealized Appreciation (Depreciation):
Investments	16,615
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	16,615
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	20,675
Net Increase in Net Assets Resulting from Operations	$21,349

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Mid Cap Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$674	$(1,487)
Net Realized Gain	4,060	34,150
Net Change in Unrealized Appreciation (Depreciation)	16,615	(52,576)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,349	(19,913)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(243)
Net Realized Gain	(7,579)	(30)
Class II:
Net Investment Income	—	(547)
Net Realized Gain	(23,272)	(92)
Total Distributions	(30,851)	(912)
Capital Share Transactions:(1)
Class I:
Subscribed	13,972	20,595
Distributions Reinvested	7,579	273
Redeemed	(22,283)	(22,043)
Class II:
Subscribed	11,070	43,251
Distributions Reinvested	23,272	639
Redeemed	(69,482)	(54,565)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(35,872)	(11,850)
Total Decrease in Net Assets	(45,374)	(32,675)
Net Assets:
Beginning of Period	264,825	297,500
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $682 and $(6))	$219,451	$264,825
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,237	1,672
Shares Issued on Distributions Reinvested	715	20
Shares Redeemed	(1,968)	(1,744)
Net Decrease in Class I Shares Outstanding	(16)	(52)
Class II:
Shares Subscribed	947	3,479
Shares Issued on Distributions Reinvested	2,221	47
Shares Redeemed	(6,368)	(4,418)
Net Decrease in Class II Shares Outstanding	(3,200)	(892)

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$11.22		$12.12		$9.16		$5.81		$14.58
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.04		(0.05)		0.01		(0.01)		(0.04)
Net Realized and Unrealized Gain (Loss)	0.91		(0.80)		2.95		3.36		(5.51)
Total from Investment Operations	0.95		(0.85)		2.96		3.35		(5.55)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.04)		—		—		(0.10)
Net Realized Gain	(1.40)		(0.01)		—		—		(3.12)
Total Distributions	(1.40)		(0.05)		—		—		(3.22)
Net Asset Value, End of Period	$10.77		$11.22		$12.12		$9.16		$5.81
Total Return ++	8.69%		(7.12)%		32.31%		57.66%		(46.77)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$61,552		$64,323		$70,122		$55,559		$48,874
Ratio of Expenses to Average Net Assets(1)	1.05	%+††	1.05	%+††	1.05	%+††	1.04	%+	1.05%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.05	%+††	N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.33	%+††	(0.42	)%+††	0.10	%+††	(0.12	)%+	(0.37)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§	0.01%		0.00%§
Portfolio Turnover Rate	29%		32%		43%		41%		41%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.06	%††	1.05	%††	1.06	%+††	1.06	%+	1.06%+
Net Investment Income (Loss) to Average Net Assets	0.32	%††	(0.42	)%††	0.09	%+††	(0.14	)%+	(0.38)%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Financial Highlights

Mid Cap Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$11.12		$12.01		$9.09		$5.77		$14.50
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.03		(0.06)		0.00	‡	(0.01)		(0.05)
Net Realized and Unrealized Gain (Loss)	0.89		(0.79)		2.92		3.33		(5.48)
Total from Investment Operations	0.92		(0.85)		2.92		3.32		(5.53)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)		—		—		(0.08)
Net Realized Gain	(1.40)		(0.01)		—		—		(3.12)
Total Distributions	(1.40)		(0.04)		—		—		(3.20)
Net Asset Value, End of Period	$10.64		$11.12		$12.01		$9.09		$5.77
Total Return ++	8.49%		(7.17)%		32.27%		57.37%		(46.82)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$157,899		$200,502		$227,378		$183,047		$107,647
Ratio of Expenses to Average Net Assets(1)	1.15	%+††	1.15	%+††	1.15	%+††	1.14	%+	1.15%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.15	%+††	N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.23	%+††	(0.52	)%+††	0.00	%††§	(0.20	)%+	(0.47)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§	0.01%		(0.00)%§
Portfolio Turnover Rate	29%		32%		43%		41%		41%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.41	%††	1.40	%††	1.41	%+††	1.41	%+	1.41%+
Net Investment Loss to Average Net Assets	(0.03	)%††	(0.77	)%††	(0.26	)%+††	(0.47	)%+	(0.73)%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Effective March 31, 2011, the Portfolio suspended the offering of its shares to new investors. The Portfolio will continue to offer its shares to existing shareholders. The Portfolio may recommence offering its shares to new investors at such time as the Adviser determines that it would be consistent with prudent portfolio management to do so.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

  Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

  Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: Common Stocks
Advertising Agencies	$76	$—	$—	$76
Alternative Energy	6,555	—	—	6,555
Asset Management & Custodian	1,955	—	—	1,955
Automobiles	1,254	—	—	1,254
Beverage: Brewers & Distillers	—	5,067	—	5,067
Beverage: Soft Drinks	3,704	—	—	3,704
Biotechnology	10,602	—	—	10,602
Cement	4,476	—	—	4,476
Chemicals: Diversified	5,888	—	—	5,888
Commercial Services	12,269	5,768	—	18,037
Communications Technology	8,051	—	—	8,051
Computer Services, Software & Systems	38,202	—	—	38,202
Computer Technology	7,227	—	1,380	8,607
Consumer Lending	2,947	—	—	2,947
Consumer Services: Miscellaneous	—	3,941	—	3,941
Diversified Media	5,671	—	—	5,671
Diversified Retail	6,004	—	—	6,004
Education Services	3,391	—	—	3,391
Electronic Components	6,177	—	—	6,177
Entertainment	—	—	2,780	2,780
Financial Data & Systems	11,369	—	—	11,369
Health Care Services	6,976	—	—	6,976
Insurance: Property- Casualty	7,370	—	—	7,370
Medical & Dental Instruments & Supplies	2,819	—	—	2,819
Medical Equipment	4,800	—	—	4,800
Pharmaceuticals	4,588	—	—	4,588
Publishing	3,342	—	—	3,342
Recreational Vehicles & Boats	—	8,351	—	8,351
Restaurants	3,205	—	—	3,205
Scientific Instruments: Pollution Control	2,943	—	—	2,943
Semiconductors & Components	2,871	—	—	2,871
Textiles Apparel & Shoes	3,188	—	—	3,188
Utilities: Electrical	7,469	—	—	7,469
Total Common Stocks	185,389	23,127	4,160	212,676
Preferred Stocks	—	—	455	455
Convertible Preferred Stocks	—	—	2,080	2,080
Short-Term Investment — Investment Company	5,235	—	—	5,235
Total Assets	$190,624	$23,127	$6,695	$220,446

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $18,059,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

  Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Preferred Stock (000)	Convertible Preferred Stocks (000)
Beginning Balance	$5,256	$1,288	$3,712
Purchases	2,984	455	132
Sales	—	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate action	(2,195)	(2,133)	—
Change in unrealized appreciation (depreciation)	(1,885)	845	(1,764)
Realized gains (losses)	—	—	—
Ending Balance	$4,160	$455	$2,080
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2012	$1,176	$—	$(1,764)

  The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

	Fair Value at December 31, 2012 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Alternative Energy
Convertible Preferred Stock	$165	Asset Approach	Net Tangible Assets	$0.25		$0.25		$0.25		Increase
		Discounted cash flow	Weighted average cost of capital	24.7%		26.0%		25.0%		Decrease
			Perpetual growth rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value Revenue	2.8	x	4.6	x	3.7	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
Communications Technology
Convertible Preferred Stock	$114	Discounted cash flow	Weighted average cost of capital	27.5%		28.5%		28.0%		Decrease
			Perpetual growth rate	5.0%		6.0%		5.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	2.4	x	3.2	x	2.8	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease
Computer Services, Software & Systems
Convertible Preferred Stock	$1,669	Adjusted Stock Price	Discount for Illiquidity	6.7%		6.7%		6.7%		Decrease
Preferred Stock	$455	Discounted cash flow	Weighted average cost of capital	16.5%		17.5%		17.0%		Decrease
			Perpetual growth rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	7.9	x	9.5	x	8.7	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

	Fair Value at December 31, 2012 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Computer Technology
Common Stock	$1,380	Discounted cash flow	Weighted average cost of capital	17.0%		19.0%		18.0%		Decrease
			Perpetual growth rate	2.5%		3.5%		3.0%		Increase
Convertible Preferred Stock	$132	Market Comparable Companies	Enterprise Value/ Revenue	7.5	x	17.9	x	15.8	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease
Entertainment Common Stock	$2,780	Discounted cash flow	Weighted average cost of capital	14.5%		15.5%		15.0%		Decrease
			Perpetual growth rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ EBITDA	12.2	x	25.5	x	18.8	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

  Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Restricted Securities: The Portfolio invested in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.74% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.05% for Class I shares and 1.15% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $26,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.25% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2012, this waiver amounted to approximately $485,000.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$86	$30,764	$790	$122

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and tax adjustments on passive foreign investment companies and partnership investments held and sold by the Portfolio, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$14	$(14)	$—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$688	$4,895

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $196,456,000. The aggregate gross unrealized appreciation is approximately $45,625,000 and the aggregate gross unrealized depreciation is approximately $21,636,000 resulting in net unrealized appreciation of approximately $23,989,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $74,419,000 and $136,548,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $9,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$7,906	$73,871	$76,542	$11	$5,235

During the year ended December 31, 2012, the Portfolio incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2012, the Portfolio incurred approximately $2,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 79.9% and 79.2%, for Class I and Class II, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting – Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall – Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mid Cap Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio of (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2013

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2012.

For corporate shareholders, 100.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $30,764,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

Interested Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

23

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFMCGANN
IU13-00315P-Y12/12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

U.S. Real Estate Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	16
Federal Tax Notice	17
Director and Officer Information	18

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$1,012.80	$1,019.61	$5.57	$5.58	1.10%
U.S. Real Estate Portfolio Class II	1,000.00	1,012.20	1,018.35	6.83	6.85	1.35

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The U.S. Real Estate Portfolio (the "Portfolio") seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.84%, net of fees, for Class I shares and 15.62%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against its benchmark, the FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index (the "Index"), which returned 18.06%, and underperformed against the Standard and Poor's 500® (S&P 500® ) Index, which returned 16.00%.

Factors Affecting Performance

•  The real estate investment trust (REIT) market gained 18.06% in the 12-month period ending December 31, 2012, as measured by the Index. In 2012, movements in REIT share prices appeared to have been largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns. They were also impacted by the "risk-on/risk-off" gyrations of the broader equity markets. In the latter half of 2012, it also appeared that at times REITs lagged broader equities as price appreciation was held back by meaningful equity issuance, and perhaps as REITs appeared less attractive in a risk-on environment, despite continued accommodative measures by the Federal Reserve.

•  Among the major U.S. REIT sectors, the retail sector outperformed and the apartment and office sectors underperformed the Index. The apartment sector was the weakest performer in 2012 among the major sectors, despite posting continued strong operating results and providing a very favorable outlook for the balance of 2012 and for 2013. Unfavorable investor sentiment may be attributed to the fact that this is the one sector in which the supply pipeline is beginning to build, which may indicate that the sector is close to attaining its peak revenue growth rates. It also appeared that favorable sentiment with regard to the recovery of the U.S. housing market and homebuilding stocks created investor concern with regard to the sustainability of the current strength of apartment operating fundamentals, which resulted in downward pressure on the apartment company share prices. The office sector underperformed, with the companies with exposure to central business district (CBD) assets underperforming and those with suburban office assets outperforming the Index. Investors remain concerned that anemic tenant demand will continue to weigh on operating fundamentals, although the investment market for CBD assets remained robust. The retail sector outperformed as a result of strong performance by the owners of both malls and shopping centers. Among the smaller sectors, the industrial sector posted the best performance for the full year, benefiting from favorable macro sentiment. The health care and storage sectors also outperformed. The hotel sector lagged for the full year as the favorable boost from risk-on sentiment appeared to be fully offset by concerns with regard to the impact of the fiscal cliff, other macro issues, and equity issuance from a number of the companies.

•  The Portfolio underperformed the Index for the period. Bottom-up stock selection and top-down sector allocation detracted from performance. Stock selection was strong in the diversified and hotel sectors; this was offset by the negative impact of stock selection in the health care, CBD office, and storage sectors. From a top-down perspective, the Portfolio benefited from the overweight to the mall sector, while the underweight to the industrial sector detracted.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research led us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of upscale urban hotels, high quality malls, apartments, CBD office assets and a number of out of favor companies and an underweighting to companies concentrated in the ownership of health care, specialty office, storage and industrial assets.

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the securities. Assuming asset values for high quality assets were approximately 2% below their all-time peak levels achieved in early 2007, the REIT market ended the period at an approximate average 15% premium to NAV. We would note that while investors appear to have remained receptive to equity issuance by the REITs to fund acquisitions, there is some risk that continued significant equity issuance may overwhelm the favorable funds flow to the sector.

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

Performance Compared to the FTSE NAREIT Equity REITs Index(1) and the S&P 500® Index(2)

	Period Ended December 31, 2012
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class I(4)	15.84%	4.91%	12.32%	10.22%
FTSE NAREIT Equity REITs Index	18.06	5.45	11.63	9.51
S&P 500® Index	16.00	1.66	7.10	5.65
Portfolio – Class II(5)	15.62	4.72	12.07	12.18
FTSE NAREIT Equity REITs Index	18.06	5.45	11.63	11.76
S&P 500® Index	16.00	1.66	7.10	6.61

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard and Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on March 3, 1997.

(5)  Commenced offering on November 5, 2002.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to the class.

Portfolio Composition

Classification	Percentage of Total Investments
Regional Malls	20.3%
Apartments	18.2
Other*	13.3
Health Care	12.0
Diversified	11.0
Office	9.9
Lodging/Resorts	9.4
Shopping Centers	5.9
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.5%)
Apartments (18.2%)
Apartment Investment & Management Co., Class A REIT	102,915	$2,785
AvalonBay Communities, Inc. REIT	143,085	19,401
BRE Properties, Inc. REIT	53,060	2,697
Camden Property Trust REIT	146,290	9,978
Equity Residential REIT	831,218	47,105
Essex Property Trust, Inc. REIT	11,860	1,739
UDR, Inc. REIT	179,460	4,268
		87,973
Commercial Financing (0.2%)
Starwood Property Trust, Inc. REIT	40,966	941
Diversified (11.0%)
Cousins Properties, Inc. REIT	549,463	4,588
Digital Realty Trust, Inc. REIT	49,584	3,366
Forest City Enterprises, Inc., Class A (a)	733,783	11,851
Lexington Realty Trust REIT	33,050	345
Vornado Realty Trust REIT	388,814	31,136
Winthrop Realty Trust REIT	164,490	1,818
		53,104
Health Care (12.0%)
Assisted Living Concepts, Inc., Class A	289,140	2,819
HCP, Inc. REIT	632,373	28,571
Healthcare Realty Trust, Inc. REIT	416,839	10,008
Senior Housing Properties Trust REIT	431,955	10,211
Ventas, Inc. REIT	96,440	6,242
		57,851
Industrial (5.0%)
Cabot Industrial Value Fund II, LP REIT (a)(b)(c)(d)	11,760	4,392
DCT Industrial Trust, Inc. REIT	858,661	5,573
Keystone Industrial Fund, LP REIT (a)(b)(c)(d)	6,362,376	6,629
ProLogis, Inc. REIT	199,590	7,283
		23,877
Lodging/Resorts (9.4%)
Ashford Hospitality Trust, Inc. REIT	236,510	2,486
Host Hotels & Resorts, Inc. REIT	1,934,232	30,309
Starwood Hotels & Resorts Worldwide, Inc.	220,748	12,662
		45,457
Manufactured Homes (1.9%)
Equity Lifestyle Properties, Inc. REIT	133,034	8,952
Mixed Industrial/Office (1.3%)
Duke Realty Corp. REIT	282,600	3,920
PS Business Parks, Inc. REIT	39,617	2,574
		6,494
Office (9.9%)
Alexandria Real Estate Equities, Inc. REIT	23,210	1,609
Boston Properties, Inc. REIT	210,267	22,248
BRCP REIT I, LP (a)(b)(c)(d)	2,928,671	832
BRCP REIT II, LP (a)(b)(c)(d)	7,155,500	3,750
Brookfield Office Properties, Inc.	52,586	895
Corporate Office Properties Trust REIT	21,700	542
	Shares	Value (000)
Hudson Pacific Properties, Inc. REIT	249,300	$5,250
Mack-Cali Realty Corp. REIT	343,252	8,962
SL Green Realty Corp. REIT	46,510	3,565
		47,653
Regional Malls (20.3%)
General Growth Properties, Inc. REIT	797,747	15,835
Macerich Co. (The) REIT	135,027	7,872
Simon Property Group, Inc. REIT	470,281	74,347
		98,054
Self Storage (4.4%)
Public Storage REIT	135,806	19,686
Sovran Self Storage, Inc. REIT	27,242	1,692
		21,378
Shopping Centers (5.9%)
Acadia Realty Trust REIT	106,276	2,666
Federal Realty Investment Trust REIT	56,164	5,842
Regency Centers Corp. REIT	388,399	18,301
Retail Opportunity Investments Corp. REIT	119,809	1,541
		28,350
Total Common Stocks (Cost $317,031)		480,084
Short-Term Investment (0.6%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $2,798)	2,798,253	2,798
Total Investments (100.1%) (Cost $319,829)		482,882
Liabilities in Excess of Other Assets (-0.1%)		(425)
Net Assets (100.0%)		$482,457

(a)  Non-income producing security.

(b)  At December 31, 2012, the Portfolio held fair valued securities valued at approximately $15,603,000, representing 3.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2012.

(d)  Restricted security valued at fair value and not registered under the Securities Act of 1933, BRCP REIT I, LLC was acquired between 12/04 - 5/08 and has a current cost basis of approximately $923,000. BRCP REIT II, LLC was acquired between 1/07 - 4/11 and has a current cost basis of approximately $7,155,000. Cabot Industrial Value Fund II, LP was acquired between 3/07 - 5/09 and has a current cost basis of approximately $5,880,000, Keystone Industrial Fund LP was acquired between 3/07- 6/11 and has a current cost basis of approximately $4,993,000. At December 31, 2012, these securities had an aggregate market value of approximately $15,603,000 representing 3.2% of net assets.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $317,031)	$480,084
Investment in Security of Affiliated Issuer, at Value (Cost $2,798)	2,798
Total Investments in Securities, at Value (Cost $319,829)	482,882
Dividends Receivable	1,537
Receivable for Investments Sold	626
Receivable for Portfolio Shares Sold	180
Receivable from Affiliate	—	@
Other Assets	10
Total Assets	485,235
Liabilities:
Payable for Portfolio Shares Redeemed	1,007
Payable for Advisory Fees	954
Payable for Investments Purchased	599
Payable for Administration Fees	101
Distribution Fees — Class II Shares	37
Payable for Professional Fees	20
Payable for Custodian Fees	8
Payable for Directors' Fees and Expenses	4
Other Liabilities	48
Total Liabilities	2,778
NET ASSETS	$482,457
Net Assets Consist of:
Paid-in-Capital	$533,963
Accumulated Undistributed Net Investment Income	4,979
Accumulated Net Realized Loss	(219,538)
Unrealized Appreciation (Depreciation) on:
Investments	163,053
Net Assets	$482,457
CLASS I:
Net Assets	$305,099
Net Asset Value, Offering and Redemption Price Per Share Applicable to 19,570,107 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$15.59
CLASS II:
Net Assets	$177,358
Net Asset Value, Offering and Redemption Price Per Share Applicable to 11,429,442 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$15.52

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $26 of Foreign Taxes Withheld)	$11,074
Dividends from Security of Affiliated Issuer	5
Total Investment Income	11,079
Expenses:
Advisory Fees (Note B)	3,864
Administration Fees (Note C)	1,207
Distribution Fees — Class II Shares (Note D)	638
Professional Fees	59
Shareholder Reporting Fees	44
Custodian Fees (Note F)	26
Directors' Fees and Expenses	13
Pricing Fees	4
Other Expenses	13
Expenses Before Non Operating Expenses	5,868
Investment Related Expenses	90
Total Expenses	5,958
Distribution Fees — Class II Shares Waived (Note D)	(182)
Rebate from Morgan Stanley Affiliate (Note H)	(7)
Net Expenses	5,769
Net Investment Income	5,310
Realized Gain:
Investments Sold	18,542
Change in Unrealized Appreciation (Depreciation):
Investments	45,919
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	64,461
Net Increase in Net Assets Resulting from Operations	$69,771

The accompanying notes are an integral part of the financial statements.
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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,310	$2,538
Net Realized Gain	18,542	31,169
Net Change in Unrealized Appreciation (Depreciation)	45,919	(6,175)
Net Increase in Net Assets Resulting from Operations	69,771	27,532
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,576)	(2,497)
Class II:
Net Investment Income	(1,069)	(1,040)
Total Distributions	(3,645)	(3,537)
Capital Share Transactions:(1)
Class I:
Subscribed	41,613	49,073
Distributions Reinvested	2,576	2,497
Redeemed	(57,248)	(76,845)
Class II:
Subscribed	20,907	19,183
Distributions Reinvested	1,069	1,040
Redeemed	(48,149)	(50,396)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(39,232)	(55,448)
Total Increase (Decrease) in Net Assets	26,894	(31,453)
Net Assets:
Beginning of Period	455,563	487,016
End of Period (Including Accumulated Undistributed Net Investment Income of $4,979 and $3,883)	$482,457	$455,563
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,765	3,669
Shares Issued on Distributions Reinvested	165	171
Shares Redeemed	(3,814)	(5,741)
Net Decrease in Class I Shares Outstanding	(884)	(1,901)
Class II:
Shares Subscribed	1,395	1,457
Shares Issued on Distributions Reinvested	68	71
Shares Redeemed	(3,223)	(3,795)
Net Decrease in Class II Shares Outstanding	(1,760)	(2,267)

The accompanying notes are an integral part of the financial statements.
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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$13.57		$12.91		$10.15		$8.20		$22.05
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.08		0.14		0.17		0.31
Net Realized and Unrealized Gain (Loss)	1.97		0.69		2.87		2.04		(5.87)
Total from Investment Operations	2.15		0.77		3.01		2.21		(5.56)
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.11)		(0.25)		(0.26)		(0.69)
Net Realized Gain	—		—		—		—		(7.60)
Total Distributions	(0.13)		(0.11)		(0.25)		(0.26)		(8.29)
Net Asset Value, End of Period	$15.59		$13.57		$12.91		$10.15		$8.20
Total Return ++	15.84%		5.92%		29.96%		28.36%		(37.89)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$305,099		$277,481		$288,516		$244,866		$396,921
Ratio of Expenses to Average Net Assets(1)	1.10	%+††	1.09	%+††	1.11	%+††	1.13	%+	1.07%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.08	%+††	1.07	%+††	1.10	%+††	1.10	%+	1.05%+
Ratio of Net Investment Income to Average Net Assets(1)	1.19	%+††	0.64	%+††	1.20	%+††	2.25	%+	2.01%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§	0.00%§
Portfolio Turnover Rate	17%		18%		22%		36%		35%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.12	%+††	1.14	%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		1.19	%+††	2.24	%+	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Financial Highlights

U.S. Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$13.50		$12.84		$10.11		$8.16		$21.83
Income (Loss) from Investment Operations:
Net Investment Income†	0.14		0.05		0.11		0.14		0.27
Net Realized and Unrealized Gain (Loss)	1.97		0.68		2.84		2.05		(5.79)
Total from Investment Operations	2.11		0.73		2.95		2.19		(5.52)
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.07)		(0.22)		(0.24)		(0.55)
Net Realized Gain	—		—		—		—		(7.60)
Total Distributions	(0.09)		(0.07)		(0.22)		(0.24)		(8.15)
Net Asset Value, End of Period	$15.52		$13.50		$12.84		$10.11		$8.16
Total Return ++	15.62%		5.66%		29.53%		28.49%		(38.05)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$177,358		$178,082		$198,500		$258,106		$221,251
Ratio of Expenses to Average Net Assets(1)	1.35	%+††	1.34	%+††	1.36	%+††	1.38	%+	1.32%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.33	%+††	1.32	%+††	1.35	%+††	1.35	%+	1.30%+
Ratio of Net Investment Income to Average Net Assets(1)	0.94	%+††	0.39	%+††	0.95	%+††	1.83	%+	1.77%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§	0.00%§
Portfolio Turnover Rate	17%		18%		22%		36%		35%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.45	%††	1.44	%††	1.47	%+††	1.49	%+	1.42%+
Net Investment Income to Average Net Assets	0.84	%††	0.29	%††	0.84	%+††	1.72	%+	1.67%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$87,973	$—	$—	$87,973
Commercial Financing	941	—	—	941
Diversified	53,104	—	—	53,104
Health Care	57,851	—	—	57,851
Industrial	12,856	—	11,021	23,877
Lodging/Resorts	45,457	—	—	45,457
Manufactured Homes	8,952	—	—	8,952
Mixed Industrial/Office	6,494	—	—	6,494
Office	43,071	—	4,582	47,653
Regional Malls	98,054	—	—	98,054
Self Storage	21,378	—	—	21,378
Shopping Centers	28,350	—	—	28,350
Total Common Stocks	464,481	—	15,603	480,084
Short-Term Investment — Investment Company	2,798	—	—	2,798
Total Assets	$467,279	$—	$15,603	$482,882

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$14,333
Purchases	—
Sales	(215)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate Action	—
Change in unrealized appreciation/depreciation	1,485
Realized gains (losses)	—
Ending Balance	$15,603
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2012	$1,485

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

	Fair Value at December 31, 2012 (000)	Valuation Technique	Unobservable Input
Industrial
Common Stock	$11,021	Adjusted Capital Balance	Underlying Investment Financial Statements
Office
Common Stock	$4,582	Adjusted Capital Balance	Underlying Investment Financial Statements

3.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT I, LLC, the Portfolio has made a subscription commitment of $3,360,000 for which it will receive 3,360,000 shares of common stock. As of December 31, 2012, BRCP REIT I, LLC has drawn down approximately $2,929,000, which represents 87.2% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT II, LLC, the Portfolio has made a subscription commitment of $7,700,000 for which it will receive 7,700,000 shares of common stock. As of December 31, 2012, BRCP REIT II, LLC has drawn down approximately $7,155,000, which represents 92.9% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $6,675,000 for which it will receive 6,675,000 shares of common stock. As of December 31, 2012, Keystone Industrial

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

Fund, LP has drawn down approximately $6,362,000, which represents 95.3% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value Fund, LP, the Portfolio has made a subscription commitment of $6,300,000 for which it will receive 12,600 shares of common stock. As of December 31, 2012, Cabot Industrial Value Fund, LP has drawn down approximately $5,880,000 which represents 93.3% of the commitment.

4.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year under review is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2012, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.80% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.10% for Class I shares and 1.35% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2012, this waiver amounted to approximately $182,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,645	$—	$3,537	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to REIT basis adjustments, return of capital for certain securities sold and partnership basis adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(569)	$569	$—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term (000)
$4,101	$—

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $340,409,000. The aggregate gross unrealized appreciation is approximately $150,677,000

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

and the aggregate gross unrealized depreciation is approximately $8,204,000 resulting in net unrealized appreciation of approximately $142,473,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$199,172	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2012, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $14,742,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $80,642,000 and $114,222,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $7,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$3,126	$51,405	$51,733	$5	$2,798

During the year ended December 31, 2012, the Portfolio incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2012, the Portfolio incurred approximately $3,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 29.7% and 80.2%, for Class I and Class II, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting – Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall – Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
U.S. Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2013

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2012.

For corporate shareholders, 6.2% of the dividends qualified for the dividends received deduction.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFREIANN
IU13-00271P-Y12/12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Small Company Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	18
Federal Tax Notice	19
Director and Officer Information	20

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example (unaudited)

Small Company Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Small Company Growth Portfolio Class II	$1,000.00	$1,040.30	$1,018.85	$6.41	$6.34	1.25%

*  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited)

Small Company Growth Portfolio

The Small Company Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies.

Performance

For the fiscal year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 14.71%, net of fees, for Class II shares. The Portfolio's Class II shares outperformed against its benchmark, the Russell 2000® Growth Index (the "Index"), which returned 14.59%.

Factors Affecting Performance

•  Despite economic uncertainties in the U.S., Europe and China, accommodative monetary policy from central banks around the world helped buoy the prices of stocks and other risky assets during the 12 months ended December 31, 2012. The market was volatile during the year. The U.S. economy appeared to hit a soft patch in the spring, problems in Greece and Spain reignited concerns about the European debt crisis, and the lack of resolution about the "fiscal cliff" (the automatic tax increases and spending cuts triggered on January 1, 2013 that potentially raised recession risks) weighed on the market. However, a pledge by the European Central Bank president to do "whatever it takes" to preserve the euro and additional stimulus from the U.S. Federal Reserve (including a third round of quantitative easing, or QE3) eased fears. Corporate earnings growth remained strong, further contributing to market gains during the year, but was expected to weaken in 2013.

•  The largest contributor to relative performance was the producer durables sector, bolstered by strong stock selection and an overweight in the sector. A holding in a data provider for the commercial real estate industry was the leading contributor within the sector. Several holdings in the back office support, human resources and consulting industry also aided performance.

•  Stock selection in the consumer staples sector boosted relative returns, as all four of the Portfolio's holdings were additive. An underweight in the sector also helped slightly.

•  Although relatives gains were somewhat offset by an overweight in the utilities sector, stock selection there was advantageous. Both of the Portfolio's holdings contributed positively.

•  The health care sector was the largest detractor from relative performance, although an underweight in the sector was modestly beneficial. A holding in a hospital billings and debt collections firm was the main laggard.

•  Stock selection in the financial services sector was detrimental as well, with weakness from positions in a personal finance web site operator and a Brazilian financial services company (which is not represented in the Index).

•  Stock selection in the consumer discretionary sector was also unfavorable. The weakest performer in the sector was a holding in an online travel company based in India (which is not represented in the Index).

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited) (cont'd)

Small Company Growth Portfolio

Performance Compared to the Russell 2000® Growth Index(1)

	Period Ended December 31, 2012
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Portfolio – Class II(3)	14.71%	2.97%	—	9.66%
Russell 2000® Growth Index	14.59	3.49	—	9.57

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*  Commenced operations on April 30, 2003.

In accordance withe SEC regulation, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Classification	Percentage of Total Investments
Other**	67.1%
Commercial Services	16.5
Computer Services, Software & Systems	16.4
Total Investments	100.0%

**  Industries and/or investment types representing less than 5% of total investments.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (92.9%)
Advertising Agencies (0.1%)
Aimia, Inc. (Canada)	727	$11
Air Transport (1.0%)
XPO Logistics, Inc. (a)	11,259	196
Alternative Energy (0.3%)
Halcon Resources Corp. (a)	8,153	56
Asset Management & Custodian (2.6%)
CETIP SA - Mercados Organizados (Brazil)	8,848	110
Greenhill & Co., Inc.	7,156	372
		482
Banks: Diversified (1.7%)
Financial Engines, Inc. (a)	11,454	318
Beverage: Brewers & Distillers (2.7%)
Boston Beer Co., Inc. (The) (a)	3,833	515
Biotechnology (0.9%)
Abcam PLC (United Kingdom)	26,237	165
Cement (2.5%)
Eagle Materials, Inc.	8,025	469
Chemicals: Diversified (3.6%)
Intrepid Potash, Inc.	8,545	182
Rockwood Holdings, Inc.	10,023	496
		678
Commercial Services (16.6%)
Advisory Board Co. (The) (a)	20,657	966
Corporate Executive Board Co. (The)	20,257	961
CoStar Group, Inc. (a)	8,871	793
MercadoLibre, Inc. (Brazil)	4,923	387
		3,107
Computer Services, Software & Systems (12.1%)
MakeMyTrip Ltd. (India) (a)	15,091	188
MicroStrategy, Inc., Class A (a)	1,393	130
NetSuite, Inc. (a)	12,533	843
OpenTable, Inc. (a)	8,342	407
Solera Holdings, Inc.	11,349	607
Yelp, Inc. (a)	5,086	96
		2,271
Computer Technology (2.5%)
Bankrate, Inc. (a)	14,698	183
Youku Tudou, Inc. ADR (China) (a)	10,864	198
Zillow, Inc., Class A (a)	3,461	96
		477
Consumer Electronics (0.8%)
Sohu.com, Inc. (China) (a)	3,100	147
Diversified Retail (3.7%)
Blue Nile, Inc. (a)	9,935	382
Citi Trends, Inc. (a)	8,034	111
Groupon, Inc. (a)	42,903	209
		702
	Shares	Value (000)
Electronic Components (1.7%)
3D Systems Corp. (a)	2,553	$136
Cogent Communications Group, Inc.	8,423	191
		327
Entertainment (2.8%)
Vail Resorts, Inc.	9,580	518
Foods (2.4%)
Fiesta Restaurant Group, Inc. (a)	20,549	315
Ocado Group PLC (United Kingdom) (a)	94,720	134
		449
Health Care Facilities (0.1%)
LCA-Vision, Inc. (a)	7,925	23
Health Care Management Services (2.5%)
HMS Holdings Corp. (a)	18,474	479
Health Care Services (3.9%)
athenahealth, Inc. (a)	9,885	726
Home Building (0.5%)
Brookfield Incorporacoes SA (Brazil)	50,404	86
Insurance: Multi-Line (2.1%)
Greenlight Capital Re Ltd., Class A (a)	14,405	333
Pico Holdings, Inc. (a)	2,923	59
		392
Machinery: Industrial (1.6%)
Rexnord Corp. (a)	14,562	310
Medical & Dental Instruments & Supplies (3.1%)
Techne Corp.	8,491	580
Medical Services (0.1%)
Zeltiq Aesthetics, Inc. (a)	5,994	28
Oil Well Equipment & Services (1.4%)
Oasis Petroleum, Inc. (a)	7,996	254
Oil: Crude Producers (0.6%)
Gulfport Energy Corp. (a)	2,854	109
Pharmaceuticals (0.9%)
Ironwood Pharmaceuticals, Inc. (a)	15,579	173
Printing and Copying Services (1.0%)
VistaPrint N.V. (a)	5,443	179
Publishing (1.8%)
Morningstar, Inc.	5,001	314
Shutterstock, Inc. (a)	673	18
		332
Restaurants (1.5%)
Dunkin' Brands Group, Inc.	8,353	277
Scientific Instruments: Pollution Control (1.6%)
Covanta Holding Corp.	16,127	297
Semiconductors & Components (4.4%)
First Solar, Inc. (a)	18,328	566
Tessera Technologies, Inc.	15,669	257
		823

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Shares	Value (000)
Specialty Retail (0.9%)
Five Below, Inc. (a)	5,358	$172
Technology: Miscellaneous (0.6%)
iRobot Corp. (a)	6,502	122
Telecommunications Equipment (2.1%)
Angie's List, Inc. (a)	24,164	290
Pandora Media, Inc. (a)	11,659	107
		397
Truckers (0.7%)
LLX Logistica SA (Brazil) (a)	113,615	135
Utilities: Electrical (3.5%)
AET&D Holdings No. 1 Ltd. (Australia) (a)(b)(c)	113,183	—
Brookfield Infrastructure Partners LP (Canada)	18,808	663
		663
Total Common Stocks (Cost $13,618)		17,445
Preferred Stocks (1.2%)
Advertising Agencies (0.2%)
Glam Media, Inc. Series M-1 (a)(c)(d) (acquisition cost — $142; acquired 3/19/08)	9,428	37
Glam Media, Inc. Escrow Series M-1 (a)(c)(d) (acquisition cost — $14; acquired 3/19/08)	1,346	3
		40
Health Care Services (1.0%)
Castlight Health, Inc. (a)(c)(d) (acquisition cost — $132; acquired 6/4/10)	32,177	193
Total Preferred Stocks (Cost $288)		233
Convertible Preferred Stocks (5.4%)
Alternative Energy (0.1%)
Better Place, Inc. (a)(c)(d) (acquisition cost — $188; acquired 1/25/10)	75,140	23
Computer Services, Software & Systems (4.3%)
Twitter, Inc. Series E (a)(c)(d) (acquisition cost — $134; acquired 9/24/09)	50,319	810
Computer Technology (0.0%)
Youku Tudou, Inc., Class A (a)(c)(d) (acquisition cost — $@; acquired 9/16/10)	17	—	@
Consumer Services: Miscellaneous (1.0%)
Xoom Corp. Series F (a)(c)(d) (acquisition cost — $161; acquired 2/23/10)	56,405	174
Total Convertible Preferred Stocks (Cost $483)		1,007
	Face Amount (000)
Promissory Notes (0.1%)
Advertising Agencies (0.1%)
Glam Media, Inc. 9.00%, 12/3/13 (c)(d) (acquisition cost — $60; acquired 3/19/08)	$21	21
Glam Media, Inc. Escrow 9.00%, 12/3/13 (c)(d) (acquisition cost — $6; acquired 3/19/08)	3	—	@
Total Promissory Notes (Cost $66)		21
	Shares	Value (000)
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $125)	125,382	$125
Total Investments (100.3%) (Cost $14,580) (e)		18,831
Liabilities in Excess of Other Assets (-0.3%)		(60)
Net Assets (100.0%)		$18,771

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2012.

(c)  At December 31, 2012, the Fund held fair valued securities valued at approximately $1,261,000, representing 6.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2012 amounts to approximately $1,261,000 and represents 6.7% of net assets.

(e)  The approximate fair value and percentage of net assets, $630,000 and 3.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

—@  Value is less than $500.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Small Company Growth Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $14,455)	$18,706
Investment in Security of Affiliated Issuer, at Value (Cost $125)	125
Total Investments in Securities, at Value (Cost $14,580)	18,831
Foreign Currency, at Value (Cost $ —@)	—	@
Receivable for Investments Sold	11
Dividends Receivable	2
Receivable for Portfolio Shares Sold	—	@
Receivable from Affiliate	—	@
Interest Receivable	—	@
Other Assets	1
Total Assets	18,845
Liabilities:
Payable for Investments Purchased	24
Payable for Professional Fees	20
Payable for Portfolio Shares Redeemed	12
Payable for Administration Fees	4
Payable for Advisory Fees	4
Payable for Custodian Fees	2
Distribution Fees — Class II Shares	1
Other Liabilities	7
Total Liabilities	74
NET ASSETS	$18,771
Net Assets Consist of:
Paid-in-Capital	$13,815
Accumulated Net Investment Loss	(—	@)
Accumulated Net Realized Gain	705
Unrealized Appreciation (Depreciation) on:
Investments	4,251
Foreign Currency Translations	(—	@)
Net Assets	$18,771
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,125,893 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$16.67

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Small Company Growth Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $ —@ of Foreign Taxes Withheld)	$170
Dividends from Security of Affiliated Issuer	1
Interest from Securities of Unaffiliated Issuers	— @
Total Investment Income	171
Expenses:
Advisory Fees (Note B)	192
Distribution Fees — Class II Shares (Note D)	73
Professional Fees	68
Administration Fees (Note C)	52
Shareholder Reporting Fees	15
Custodian Fees (Note F)	12
Pricing Fees	6
Directors' Fees and Expenses	1
Other Expenses	10
Total Expenses	429
Waiver of Advisory Fees (Note B)	(105)
Distribution Fees — Class II Shares Waived (Note D)	(63)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	260
Net Investment Loss	(89)
Realized Gain (Loss):
Investments Sold	1,212
Foreign Currency Transactions	(— @)
Net Realized Gain	1,212
Change in Unrealized Appreciation (Depreciation):
Investments	1,799
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	1,799
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	3,011
Net Increase in Net Assets Resulting from Operations	$2,922

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Small Company Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) In Net Assets:
Operations:
Net Investment Loss	$(89)	$(130)
Net Realized Gain	1,212	1,374
Net Change in Unrealized Appreciation (Depreciation)	1,799	(3,333)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,922	(2,089)
Distributions from and/or in Excess of:
Class II:
Net Investment Income	—	(1,039)
Net Realized Gain	(403)	—
Total Distributions	(403)	(1,039)
Capital Share Transactions:(1)
Class II:
Subscribed	353	1,053
Distributions Reinvested	403	1,039
Redeemed	(6,200)	(7,446)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(5,444)	(5,354)
Total Decrease in Net Assets	(2,925)	(8,482)
Net Assets:
Beginning of Period	21,696	30,178
End of Period (Including Accumulated Net Investment Losses of $(—@) and $(210))	$18,771	$21,696
(1) Capital Share Transactions:
Class II:
Shares Subscribed	21	66
Shares Issued on Distributions Reinvested	25	61
Shares Redeemed	(385)	(451)
Net Decrease in Class II Shares Outstanding	(339)	(324)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Financial Highlights

Small Company Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2012	2011	2010		2009		2008
Net Asset Value, Beginning of Period	$14.81	$16.87	$13.33		$9.09		$16.93
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.07)	(0.08)	(0.02)		(0.05)		(0.03)
Net Realized and Unrealized Gain (Loss)	2.24	(1.30)	3.56		4.29		(6.38)
Total from Investment Operations	2.17	(1.38)	3.54		4.24		(6.41)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.68)	—		—		—
Net Realized Gain	(0.31)	—	—		—		(1.43)
Total Distributions	(0.31)	(0.68)	—		—		(1.43)
Net Asset Value, End of Period	$16.67	$14.81	$16.87		$13.33		$9.09
Total Return ++	14.71%	(8.71)%	26.56%		46.64%		(40.43)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$18,771	$21,696	$30,178		$33,495		$26,481
Ratio of Expenses to Average Net Assets(1)	1.25%+	1.25%+	1.25	%+	1.25	%+	1.25%+
Ratio of Net Investment Loss to Average Net Assets(1)	(0.43)%+	(0.51)%+	(0.17	)%+	(0.49	)%+	(0.23)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	22%	26%	25%		30%		38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.05%	1.92%	1.81	%+	1.70	%+	1.70%+
Net Investment Loss to Average Net Assets	(1.23)%	(1.18)%	(0.73	)%+	(0.94	)%+	(0.68)%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Small Company Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Portfolio has suspended the offering of its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have not previously offered the Portfolio as an investment option. The Portfolio will continue to offer its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have previously offered the Portfolio. The Portfolio may recommence offering its shares to investors through new insurance and variable annuity contracts or qualified pension or retirement plans at such time as the Adviser determines that it would be consistent with prudent portfolio management to do so.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Advertising Agencies	$11	$—	$—		$11
Air Transport	196	—	—		196
Alternative Energy	56	—	—		56
Asset Management & Custodian	372	110	—		482
Banks: Diversified	318	—	—		318
Beverage: Brewers & Distillers	515	—	—		515
Biotechnology	—	165	—		165
Cement	469	—	—		469
Chemicals: Diversified	678	—	—		678
Commercial Services	3,107	—	—		3,107
Computer Services, Software & Systems	2,271	—	—		2,271
Computer Technology	477	—	—		477
Consumer Electronics	147	—	—		147
Diversified Retail	702	—	—		702
Electronic Components	327	—	—		327
Entertainment	518	—	—		518
Foods	315	134	—		449
Health Care Facilities	23	—	—		23
Health Care Management Services	479	—	—		479
Health Care Services	726	—	—		726
Home Building	—	86	—		86
Insurance: Multi-Line	392	—	—		392
Machinery: Industrial	310	—	—		310
Medical & Dental Instruments & Supplies	580	—	—		580
Medical Services	28	—	—		28
Oil Well Equipment & Services	254	—	—		254
Oil: Crude Producers	109	—	—		109
Pharmaceuticals	173	—	—		173
Printing and Copying Services	179	—	—		179
Publishing	332	—	—		332
Restaurants	277	—	—		277
Scientific Instruments: Pollution Control	297	—	—		297
Semiconductors & Components	823	—	—		823
Specialty Retail	172	—	—		172
Technology: Miscellaneous	122	—	—		122
Telecommunications Equipment	397	—	—		397
Truckers	—	135	—		135
Utilities: Electrical	663	—	—	†	663
Total Common Stocks	16,815	630	—	†	17,445

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Preferred Stocks	$—	$—	$233		$233
Convertible Preferred Stocks	—	—	1,007		1,007
Promissory Notes	—	—	21		21
Short-Term Investment —
Investment Company	125	—	—		125
Total Assets	$16,940	$630	$1,261	†	$18,831

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $630,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Preferred Stocks (000)	Convertible Preferred Stocks (000)	Promissory Notes (000)
Beginning Balance	$—	†	$186	$1,280	$22
Purchases	—		—	—	—
Sales	—		—	—	—
Amortization of discount	—		—	—	—
Transfers in	—		—	—	—
Transfers out	—		—	—	—
Change in unrealized appreciation (depreciation)	—		47	(273)	(1)
Realized gains (losses)	—		—	—	—
Ending Balance	$—	†	$233	$1,007	$21
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2012	$—		$47	$(273)	$(1)

† Includes one or more securities which are valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

	Fair Value at December 31, 2012 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Advertising Agencies Preferred Stock	$37	Market Transaction	Transaction Price	$4.18		$4.18		$4.18		Increase
		Discounted cash flow	Weighted average cost of capital	12.5%		13.5%		13.0%		Decrease
			Perpetual growth rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.8	x	8.0	x	5.5	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease
Preferred Stock—Escrow	$3	Market Comparable Companies	Discount for lack of marketability	35%		35%		35%		Decrease
Promissory Note	$21	Market Transaction	Value Received in Merger	$100.00		$100.00		$100.00		Increase

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

	Fair Value at December 31, 2012 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Alternative Energy		Asset Approach	Net Tangible Assets Weighted average	$0.25		$0.25		$0.25		Increase
Convertible Preferred	$23	Discounted cash flow	cost of capital	24.7%		26.0%		25.0%		Decrease
Stock			Perpetual growth rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	2.8	x	4.6	x	3.7	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
Computer Services, Software & Systems		Discounted cash flow	Weighted average cost of capital	13%		18%		15%		Decrease
Convertible Preferred Stock	$810		Perpetual growth rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	7.1	x	18.6	x	11.1	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
			Enterprise Value/ MAU	$58.68		$71.72		$65.20		Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
Consumer Services: Miscellaneous		Discounted cash flow	Weighted average cost of capital	12.0%		15.0%		13.5%		Decrease
Convertible Preferred Stock	$174		Perpetual growth rate	1.5%		2.5%		2.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue (2013)	2.1	x	3.9	x	3.75	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease
Health Care Services		Discounted cash flow	Weighted average cost of capital	17.5%		18.5%		18.0%		Decrease
Preferred Stock	$193		Perpetual growth rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	11.7	x	13.9	x	12.8	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currency against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

4.  Restricted Securities: The Portfolio invested in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $500 million	Over $1.5 billion
0.92%	0.85%	0.80%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.42% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 1.25% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $105,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2012, this waiver amounted to approximately $63,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$403	$1,002	$37

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, gains on certain equity securities designated as issued by passive foreign investment companies, partnership basis adjustments and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$299	$(253)	$(46)

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$26	$768

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $14,669,000. The aggregate gross unrealized appreciation is approximately $5,552,000 and the aggregate gross unrealized depreciation is approximately $1,390,000 resulting in net unrealized appreciation of approximately $4,162,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $4,531,000 and $10,024,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$556	$6,493	$6,924	$1	$125

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 91.0% for Class II shares.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting – Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall – Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Small Company Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Small Company Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Company Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2013

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2012.

The Portfolio designated and paid approximately $403,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

Interested Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

22

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFSCGANN
IU13-00269P-Y12/12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	18
Federal Tax Notice	19
Director and Officer Information	20

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/12	Actual Ending Account Value 12/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$1,038.90	$1,020.86	$4.36	$4.32	0.85%
Growth Portfolio Class II	1,000.00	1,037.20	1,019.61	5.63	5.58	1.10

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited)

Growth Portfolio

The Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2012, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 14.38%, net of fees, for Class I shares and 14.05%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 15.26%.

Factors Affecting Performance

•  Despite economic uncertainties in the U.S., Europe and China, accommodative monetary policy from central banks around the world helped buoy the prices of stocks and other risky assets during the 12 months ended December 31, 2012. The market was volatile during the year. The U.S. economy appeared to hit a soft patch in the spring, problems in Greece and Spain reignited concerns about the European debt crisis, and the lack of resolution about the "fiscal cliff" (the automatic tax increases and spending cuts triggered on January 1, 2013 that potentially raised recession risks) weighed on the market. However, a pledge by the European Central Bank president to do "whatever it takes" to preserve the euro and additional stimulus from the U.S. Federal Reserve (including a third round of quantitative easing, or QE3) eased fears. Corporate earnings growth remained strong, further contributing to market gains during the year, but was expected to weaken in 2013.

•  Stock selection in the technology sector dampened relative returns, with a holding in a social networking web site detracting the most.

•  Stock selection in energy also hurt relative performance but the negative influence was moderately offset by the benefit of an underweight in the sector.

•  Stock selection in materials and processing was detrimental as well, driven by weakness from a position in a rare earths miner.

•  Stock selection in the consumer discretionary sector was the largest contributor to relative performance. Within the sector, a position in an online retailer led gains.

•  The financial services sector also drove positive relative performance, due to both stock selection and an overweight in the sector. A holding in a global asset manager focused on property, power and infrastructure assets was the top contributor in the sector.

•  An underweight to the consumer staples sector benefited relative performance.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above average business visibility, rising return on invested capital, strong free cash flow generation and an attractive risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Investment Overview (unaudited) (cont'd)

Growth Portfolio

Performance Compared to the Russell 1000® Growth Index(1)

	Period Ended December 31, 2012
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	14.38%	2.82%	8.55%	6.45%
Russell 1000® Growth Index	15.26	3.12	7.52	5.16
Portfolio – Class II(4)	14.05	2.55	—	7.85
Russell 1000® Growth Index	15.26	3.12	—	6.97

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulation, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will be vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to the class.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	48.2%
Computer Services, Software & Systems	21.2
Diversified Retail	12.9
Computer Technology	8.9
Consumer Lending	8.8
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (99.8%)
Alternative Energy (2.2%)
Range Resources Corp.	17,731	$1,114
Ultra Petroleum Corp. (a)	40,703	738
		1,852
Asset Management & Custodian (1.7%)
BlackRock, Inc.	6,937	1,434
Beverage: Brewers & Distillers (2.4%)
DE Master Blenders 1753 N.V. (Netherlands) (a)	172,542	2,007
Biotechnology (2.9%)
Illumina, Inc. (a)	43,689	2,429
Chemicals: Diversified (3.1%)
Monsanto Co.	27,433	2,596
Commercial Services (1.7%)
Intertek Group PLC (United Kingdom)	27,396	1,383
Communications Technology (4.0%)
Motorola Solutions, Inc.	58,830	3,276
Computer Services, Software & Systems (21.2%)
Baidu, Inc. ADR (China) (a)	21,805	2,187
Facebook, Inc., Class A (a)	177,488	4,726
Google, Inc., Class A (a)	7,712	5,471
LinkedIn Corp., Class A (a)	12,097	1,389
Salesforce.com, Inc. (a)	13,355	2,245
VMware, Inc., Class A (a)	10,561	994
Workday, Inc. (a)	10,141	553
		17,565
Computer Technology (8.9%)
Apple, Inc.	12,231	6,519
Yandex N.V., Class A (Russia) (a)	39,245	847
		7,366
Consumer Lending (8.8%)
CME Group, Inc.	22,193	1,125
Mastercard, Inc., Class A	6,157	3,025
Visa, Inc., Class A	20,947	3,175
		7,325
Diversified Media (3.1%)
McGraw-Hill Cos., Inc. (The)	24,383	1,333
Naspers Ltd., Class N (South Africa)	19,520	1,254
		2,587
Diversified Retail (12.9%)
Amazon.com, Inc. (a)	27,590	6,929
Groupon, Inc. (a)	198,033	966
Priceline.com, Inc. (a)	4,533	2,816
		10,711
Electronic Components (1.5%)
Sensata Technologies Holding N.V. (a)	37,751	1,226
Financial Data & Systems (2.7%)
MSCI, Inc. (a)	32,123	995
Verisk Analytics, Inc., Class A (a)	24,566	1,253
		2,248
	Shares	Value (000)
Foods (1.5%)
Nestle SA ADR (Switzerland)	19,436	$1,267
Insurance: Property-Casualty (2.1%)
Progressive Corp. (The)	81,760	1,725
Medical Equipment (2.9%)
Intuitive Surgical, Inc. (a)	4,873	2,390
Pharmaceuticals (3.1%)
Mead Johnson Nutrition Co.	19,571	1,290
Valeant Pharmaceuticals International, Inc. (Canada) (a)	20,983	1,254
		2,544
Real Estate Investment Trusts (REIT) (3.8%)
Brookfield Asset Management, Inc., Class A (Canada)	86,245	3,161
Recreational Vehicles & Boats (3.8%)
Edenred (France)	100,697	3,131
Restaurants (2.7%)
Starbucks Corp.	41,675	2,235
Semiconductors & Components (1.3%)
First Solar, Inc. (a)	35,540	1,097
Textiles Apparel & Shoes (1.5%)
Coach, Inc.	22,936	1,273
Total Common Stocks (Cost $61,806)		82,828
Convertible Preferred Stock (0.1%)
Alternative Energy (0.1%)
Better Place, Inc. (a)(b)(c) (acquisition cost — $521; acquired 1/25/10) (Cost $521)	208,536	63
Short-Term Investment (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $137)	137,481	137
Total Investments (100.1%) (Cost $62,464) (d)		83,028
Liabilities in Excess of Other Assets (-0.1%)		(102)
Net Assets (100.0%)		$82,926

(a)  Non-income producing security.

(b)  At December 31, 2012, the Portfolio held fair valued securities valued at approximately $63,000, representing 0.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2012 amounts to approximately $63,000 and represents 0.1% of net assets.

(d)  The approximate fair value and percentage of net assets, $7,775,000 and 9.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $62,327)	$82,891
Investment in Security of Affiliated Issuer, at Value (Cost $137)	137
Total Investments in Securities, at Value (Cost $62,464)	83,028
Receivable for Investments Sold	30
Receivable for Portfolio Shares Sold	27
Dividends Receivable	21
Tax Reclaim Receivable	11
Receivable from Affiliate	—	@
Other Assets	2
Total Assets	83,119
Liabilities:
Payable for Advisory Fees	90
Payable for Portfolio Shares Redeemed	41
Payable for Professional Fees	18
Payable for Administration Fees	18
Distribution Fees — Class II Shares	7
Payable for Custodian Fees	6
Payable for Directors' Fees and Expenses	2
Other Liabilities	11
Total Liabilities	193
NET ASSETS	$82,926
Net Assets Consist of:
Paid-in-Capital	$59,885
Accumulated Undistributed Net Investment Income	311
Accumulated Undistributed Net Realized Gain	2,166
Unrealized Appreciation (Depreciation) on:
Investments	20,564
Foreign Currency Translations	(—	@)
Net Assets	$82,926
CLASS I:
Net Assets	$51,043
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,326,586 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$21.94
CLASS II:
Net Assets	$31,883
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,482,865 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$21.50

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Growth Portfolio

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $23 of Foreign Taxes Withheld)	$1,143
Dividends from Security of Affiliated Issuer	5
Total Investment Income	1,148
Expenses:
Advisory Fees (Note B)	442
Administration Fees (Note C)	221
Distribution Fees — Class II Shares (Note D)	120
Professional Fees	54
Shareholder Reporting Fees	23
Custodian Fees (Note F)	20
Pricing Fees	5
Directors' Fees and Expenses	4
Other Expenses	11
Total Expenses	900
Distribution Fees — Class II Shares Waived (Note D)	(34)
Waiver of Advisory Fees (Note B)	(28)
Rebate from Morgan Stanley Affiliate (Note H)	(4)
Expense Offset (Note F)	(— @)
Net Expenses	834
Net Investment Income	314
Realized Gain (Loss):
Investments Sold	2,693
Investments in Affiliates	57
Foreign Currency Transactions	(1)
Net Realized Gain	2,749
Change in Unrealized Appreciation (Depreciation):
Investments	8,508
Investments in Affiliates	(3)
Net Change in Unrealized Appreciation (Depreciation)	8,505
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	11,254
Net Increase in Net Assets Resulting from Operations	$11,568

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$314	$(173)
Net Realized Gain	2,749	10,870
Net Change in Unrealized Appreciation (Depreciation)	8,505	(13,018)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,568	(2,321)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(66)
Net Realized Gain	(2,444)	—
Class II:
Net Realized Gain	(1,657)	—
Total Distributions	(4,101)	(66)
Capital Share Transactions:(1)
Class I:
Subscribed	4,913	4,023
Distributions Reinvested	2,444	66
Redeemed	(13,500)	(15,905)
Class II:
Subscribed	9,680	17,861
Distributions Reinvested	1,657	—
Redeemed	(13,272)	(13,968)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(8,078)	(7,923)
Total Decrease in Net Assets	(611)	(10,310)
Net Assets:
Beginning of Period	83,537	93,847
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $311 and $(2))	$82,926	$83,537
(1) Capital Share Transactions:
Class I:
Shares Subscribed	225	185
Shares Issued on Distributions Reinvested	114	3
Shares Redeemed	(613)	(736)
Net Decrease in Class I Shares Outstanding	(274)	(548)
Class II:
Shares Subscribed	445	839
Shares Issued on Distributions Reinvested	79	—
Shares Redeemed	(623)	(664)
Net Increase (Decrease) in Class II Shares Outstanding	(99)	175

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$20.10		$20.70		$16.87		$10.19		$20.09
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.10		(0.02)		0.03		0.02		0.01
Net Realized and Unrealized Gain (Loss)	2.76		(0.56)		3.82		6.66		(9.88)
Total from Investment Operations	2.86		(0.58)		3.85		6.68		(9.87)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.02)		(0.02)		—		(0.03)
Net Realized Gain	(1.02)		—		—		—		—
Total Distributions	(1.02)		(0.02)		(0.02)		—		(0.03)
Net Asset Value, End of Period	$21.94		$20.10		$20.70		$16.87		$10.19
Total Return ++	14.38%		(2.80)%		22.86%		65.55	%**	(49.19)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$51,043		$52,279		$65,186		$64,501		$47,933
Ratio of Expenses to Average Net Assets(1)	0.85	%+††	0.85	%+††	0.85	%+††	0.85	%+	0.85%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		0.85	%+††	N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.45	%+††	(0.11	)%+††	0.16	%+††	0.16	%+	0.03%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§	0.00%§
Portfolio Turnover Rate	48%		30%		35%		19%		42%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.88	%††	0.88	%††	0.87	%+††	0.90	%+	0.85%+
Net Investment Income (Loss) to Average Net Assets	0.42	%††	(0.14	)%††	0.14	%+††	0.11	%+	0.03%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

**  Performance was positively impacted by approximately 0.19% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I would have been approximately 65.36%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Financial Highlights

Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$19.77		$20.39		$16.63		$10.07		$19.88
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.04		(0.07)		(0.02)		(0.01)		(0.03)
Net Realized and Unrealized Gain (Loss)	2.71		(0.55)		3.78		6.57		(9.78)
Total from Investment Operations	2.75		(0.62)		3.76		6.56		(9.81)
Distributions from and/or in Excess of:
Net Realized Gain	(1.02)		—		—		—		—
Net Asset Value, End of Period	$21.50		$19.77		$20.39		$16.63		$10.07
Total Return ++	14.05%		(3.04)%		22.61%		65.14	%**	(49.35)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$31,883		$31,258		$28,661		$28,017		$12,402
Ratio of Expenses to Average Net Assets(1)	1.10	%+††	1.10	%+††	1.10	%+††	1.10	%+	1.10	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.10	%+††	N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.20	%+††	(0.36	)%+††	(0.09	)%+††	(0.07	)%+	(0.20	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§	0.00	%§
Portfolio Turnover Rate	48%		30%		35%		19%		42%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.23	%††	1.23	%††	1.22	%+††	1.25	%+	1.20	%+
Net Investment Income (Loss) to Average Net Assets	0.07	%††	(0.49	)%††	(0.21	)%+††	(0.22	)%+	(0.30	)%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

**  Performance was positively impacted by approximately 0.19% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class II would have been approximately 64.95%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

Under procedures approved by the Directors, the Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors.

Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Alternative Energy	$1,852	$—	$—	$1,852
Asset Management & Custodian	1,434	—	—	1,434
Beverage: Brewers & Distillers	—	2,007	—	2,007
Biotechnology	2,429	—	—	2,429
Chemicals: Diversified	2,596	—	—	2,596
Commercial Services	—	1,383	—	1,383
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Communications Technology	$3,276	$—	$—	$3,276
Computer Services, Software & Systems	17,565	—	—	17,565
Computer Technology	7,366	—	—	7,366
Consumer Lending	7,325	—	—	7,325
Diversified Media	1,333	1,254	—	2,587
Diversified Retail	10,711	—	—	10,711
Electronic Components	1,226	—	—	1,226
Financial Data & Systems	2,248	—	—	2,248
Foods	1,267	—	—	1,267
Insurance: Property- Casualty	1,725	—	—	1,725
Medical Equipment	2,390	—	—	2,390
Pharmaceuticals	2,544	—	—	2,544
Real Estate Investment Trusts (REIT)	3,161	—	—	3,161
Recreational Vehicles & Boats	—	3,131	—	3,131
Restaurants	2,235	—	—	2,235
Semiconductors & Components	1,097	—	—	1,097
Textiles Apparel & Shoes	1,273	—	—	1,273
Total Common Stocks	75,053	7,775	—	82,828
Convertible Preferred Stock	—	—	63	63
Short-Term Investment — Investment Company	137	—	—	137
Total Assets	$75,190	$7,775	$63	$83,028

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of approximately $4,386,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)	Convertible Preferred Stock (000)
Beginning Balance	$2,953	$947
Purchases	—	—
Sales	(1,944)	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Change in unrealized appreciation (depreciation)	(1,009)	(884)
Realized gains (losses)	—	—
Ending Balance	$—	$63
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2012	$—	$(884)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

	Fair Value at December 31, 2012 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Alternative Energy
Convertible Preferred Stock	$63	Asset Approach	Net Tangible Assets	$0.25		$0.25		$0.25		Increase
		Discounted cash flow	Weighted average cost of capital	24.7%		26.0%		25.0%		Decrease
			Perpetual growth rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	2.8	x	4.6	x	3.7	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.  Restricted Securities: The Portfolio invested in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual re-

strictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2012, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.46% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, will not exceed 0.85% for Class I shares and 1.10% for Class II shares. The fee waivers and/or expense reimbursements will continue

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2012, approximately $28,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2012, this waiver amounted to approximately $34,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services").

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
—	$4,101	$66	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(1)	$1	—

At December 31, 2012, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$316	$3,346

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $63,646,000. The aggregate gross unrealized appreciation is approximately $23,590,000 and the aggregate gross unrealized depreciation is approximately $4,208,000 resulting in net unrealized appreciation of approximately $19,382,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $41,443,000 and $47,865,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $4,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$5,450	$23,885	$29,198	$5	$137

For the year ended December 31, 2012, the Portfolio had transactions with Citigroup, Inc., and its affiliated broker-dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)		Value December 31, 2012 (000)
$210	$94	$358	$57	$—	@	$—

@  Amount is less than $500.

During the year ended December 31, 2012, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

During the year ended December 31, 2012, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Distributor and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

I. Other (unaudited): At December 31, 2012, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 74.9% and 85.0%, for Class I and Class II, respectively.

J. Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting – Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall – Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Notes to Financial Statements (cont'd)

amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2013

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2012.

The Portfolio designated and paid approximately $4,101,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

22

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2012

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 281-2715 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 281-2715.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.
UIFCGANN
IU13-00237P-Y12/12

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2012

	Registrant			Covered Entities(1)
Audit Fees		$215,000		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$34,860	(3)	$3,789,467	(4)
All Other Fees	$			$723,998
Total Non-Audit Fees		$34,860		$4,513,465

Total		$249,860		$4,513,465

2011

	Registrant			Covered Entities(1)
Audit Fees		$215,000		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$34,860	(3)	$89,626	(4)
All Other Fees	$			$1,133,094	(5)
Total Non-Audit Fees		$34,860		$1,222,720

Total		$249,860		$1,222,720

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Universal Institutional Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 19, 2013

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 19, 2013